SEC File Nos.
811-66
2-10758
                        SECURITIES AND EXCHANGE COMMISSION
                           Washington, D. C. 20549

                                   FORM N-1A
            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                      Post-Effective Amendment No. 89  (X)
                                      and
        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                            Amendment No. 28   (X)

                          AMERICAN BALANCED FUND, INC.
               (Exact name of registrant as specified in charter)
   P.O. Box 7650, One Market, Steuart Tower, San Francisco, California 94120
              (Address of principal executive offices) (Zip Code)
              Registrant's Telephone Number, Including Area Code:
                              (415) 421-9360

                                Patrick F. Quan
                                  Secretary
                         American Balanced Fund, Inc.
                 P.O. Box 7650, One Market, Steuart Tower
                       San Francisco, California 94120
                  (Name and address of agent for service)
                                    Copy to:
                           Robert E. Carlson, Esq.
                   Paul, Hastings, Janofsky & Walker, LLP
                           555 South Flower Street
                        Los Angeles, California 90071

                 Approximate date of proposed public offering:
                   [X] It is proposed that this filing will
                     become effective on March 15, 2001
                     pursuant to paragraph (b) of Rule 485.

                           American Balanced Fund/(R)/

                                   Prospectus

         TABLE OF CONTENTS
------------------------------------------------------
   1      Risk/Return Summary
------------------------------------------------------
   4      Fees and Expenses of the Fund
------------------------------------------------------
   5      Investment Objectives, Strategies and Risks
------------------------------------------------------
   8      Management and Organization
------------------------------------------------------
  10      Shareholder Information
------------------------------------------------------
  11      Choosing a Share Class
------------------------------------------------------
  13      Purchase and Exchange of Shares
------------------------------------------------------
  14      Sales Charges
------------------------------------------------------
  16      Sales Charge Reductions and Waivers
------------------------------------------------------
  17      Plans of Distribution
------------------------------------------------------
  18      How to Sell Shares
------------------------------------------------------
  19      Distributions and Taxes
------------------------------------------------------
  20      Financial Highlights
------------------------------------------------------

                                   MARCH 15, 2001

 THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED
 OR DISAPPROVED OF THESE SECURITIES. FURTHER, IT HAS NOT DETERMINED THAT THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS
 A CRIMINAL OFFENSE.

 RISK/RETURN SUMMARY

 The fund strives to provide you with conservation of capital, current income, and long-term growth of both capital and income. The fund invests primarily in a broad range of securities, including stocks and bonds.

 The fund is designed for investors seeking current income and capital appreciation through a mix of investments that provide above-average price stability. An investment in the fund is subject to risks, including the possibility that the fund's income and the value of its investments may fluctuate in response to economic, political or social events in the U.S. or abroad.


 The values of equity securities owned by the fund may be affected by events specifically involving the companies issuing those securities. The values of debt securities owned by the fund may be affected by changing interest rates and credit risk assessments.

 Your investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity or person.

 YOU MAY LOSE MONEY BY INVESTING IN THE FUND. THE LIKELIHOOD OF LOSS IS GREATER IF YOU INVEST FOR A SHORTER PERIOD OF TIME.



                                     1
                                             AMERICAN BALANCED FUND / PROSPECTUS

 HISTORICAL INVESTMENT RESULTS

 The following information provides some indication of the risks of investing in the fund by showing changes in the fund's investment results from year to year and by showing how the fund's average annual returns for various periods compare with those of a broad measure of market performance. Past results are not an indication of future results.





                 CALENDAR YEAR TOTAL RETURNS FOR CLASS A SHARES
   (Results do not include a sales charge; if one were included, results would be lower.)
  [bar chart]
 1991   24.69%
 1992    9.48%
 1993   11.27%
 1994    0.34%
 1995   27.13%
 1996   13.17%
 1997   21.04%
 1998   11.13%
 1999    3.47%
 2000   15.86%
 [end bar chart]





    The fund's highest/lowest quarterly results during this time period were:

        HIGHEST             10.01%  (quarter ended June 30, 1997)
        LOWEST              -5.19%  (quarter ended September 30, 1999)



                                     2
AMERICAN BALANCED FUND / PROSPECTUS

 Unlike the bar chart on the previous page, the table below reflects the fund's results with the maximum initial or deferred sales charge imposed, as required by Securities and Exchange Commission rules. Class A share results reflect the maximum initial sales charge of 5.75%. Sales charges are reduced for purchases of $25,000 or more. Results would be higher if calculated without a sales charge. All fund results reflect the reinvestment of dividend and capital gain distributions.

 Since the fund's Class B shares began investment operations on March 15, 2000 and Class C and F shares began investment operations on March 15, 2001, comparable results for those classes are not available for the 2000 calendar year.



 AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING DECEMBER 31, 2000:
 ------------------------------------------------------------------------------
                                      ONE YEAR     FIVE YEARS      TEN YEARS
 Class A - began 7/26/75/1/
 (with the maximum sales charge         9.19%        11.46%          12.79%
 imposed)
 ------------------------------------------------------------------------------
 S&P 500/2/                            -9.11%        18.29%          17.41%
 ------------------------------------------------------------------------------
 Lehman Brothers Aggregate Bond        11.63%         6.46%           7.96%
 Index/3/
 ------------------------------------------------------------------------------
 Class A 30-day yield: 3.48%
 (For current yield information, please call American FundsLine at
 1-800-325-3590.)
 ------------------------------------------------------------------------------



 1 The lifetime figure is from July 26, 1975, when Capital Research and
  Management Company became investment adviser for the fund.
 2 The Standard & Poor's 500 Composite Index is a market capitalization-weighted measurement of changes in stock market conditions based on the average weighted performance of 500 widely held common stocks. This index is unmanaged and does not reflect sales charges, commissions or expenses.
 3 The Lehman Brothers Aggregate Bond Index represents investment grade debt.
  This index is unmanaged and does not reflect sales charges, commissions or expenses.



                                     3
                                          AMERICAN BALANCED FUND / PROSPECTUS

 FEES AND EXPENSES OF THE FUND

 SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR INVESTMENT)


                                                          CLASS A   CLASS B   CLASS C    CLASS F
 ------------------------------------------------------------------------------------------------
 Maximum sales charge imposed on purchases (as a           5.75%/1/  none      none       none
 percentage of offering price)
 ------------------------------------------------------------------------------------------------
 Maximum sales charge imposed on reinvested dividends      none      none      none       none
 ------------------------------------------------------------------------------------------------
 Maximum deferred sales charge                            none/2/    5.00%/3/  1.00%/4/   none
 ------------------------------------------------------------------------------------------------
 Redemption or exchange fees                               none      none      none       none
 ------------------------------------------------------------------------------------------------

 1 Sales charges are reduced or eliminated for purchases of $25,000 or more.
 2 A contingent deferred sales charge of 1% applies on certain redemptions made within 12 months following purchases of $1 million or more made without a sales charge.
 3 Deferred sales charges are reduced after 12 months and eliminated after six years.

 4 Deferred sales charge is eliminated after 12 months.

 ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)


                                                               CLASS A  CLASS B/1/  CLASS C/2/   CLASS F/2/
 -----------------------------------------------------------------------------------------------------------
 Management Fees                                                0.29%     0.29%       0.29%        0.29%
 -----------------------------------------------------------------------------------------------------------
 Distribution and/or Service (12b-1) Fees/3/                    0.25%     1.00%       1.00%        0.25%
 -----------------------------------------------------------------------------------------------------------
 Other Expenses                                                 0.15%     0.15%       0.20%        0.19%
 -----------------------------------------------------------------------------------------------------------
 Total Annual Fund Operating Expenses                           0.69%     1.44%       1.49%        0.73%
 -----------------------------------------------------------------------------------------------------------


 1 Annualized.
 2 Based on estimated amounts for the current fiscal year.

 3 Class A and F 12b-1 fees may not exceed 0.25% and 0.50%, respectively, of the class' average net assets annually.

 EXAMPLE

 The examples below are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated, that your investment has a 5% return each year and that the fund's operating expenses remain the same as shown above. The "Class A" example reflects the maximum initial sales charge in the first year. The "Class B- and Class C-assuming redemption" examples reflect applicable contingent deferred sales charges through six years and one year, respectively (after which times they are eliminated). The examples do not include fees charged by financial intermediaries, typically applicable mainly to Class F shares. Both Class B examples reflect Class A expenses for years 9 and 10 since Class B shares automatically convert to Class A after eight years. Although your actual costs may be higher or lower, based on these assumptions, your cumulative expenses would be:



                                             ONE YEAR         THREE YEARS         FIVE YEARS         TEN YEARS
 Class A                                       $641               $783               $937              $1,384
 ----------------------------------------------------------------------------------------------------------------------------------
 Class B - assuming redemption                 $647               $856               $987              $1,520
 -------------------------------------------------------------------------------------------------------------------
 Class B - assuming no redemption              $147               $456               $787              $1,520
 -------------------------------------------------------------------------------------------------------------------
 Class C - assuming redemption                 $252               $471               $813              $1,779
 -------------------------------------------------------------------------------------------------------------------
 Class C - assuming no redemption              $152               $471               $813              $1,779
 -------------------------------------------------------------------------------------------------------------------
 Class F - excludes intermediary fees/*/       $ 75               $233               $406              $  906
 -------------------------------------------------------------------------------------------------------------------
 *Fees charged by financial intermediaries are independent of fund expenses and will increase the overall cost of your investment.  Intermediary fees typically range from 0.50% to 3.00% of assets annually depending on services offered.





AMERICAN BALANCED FUND / PROSPECTUS

 INVESTMENT OBJECTIVES, STRATEGIES AND RISKS

 The investment objectives of the fund are: (1) conservation of capital, (2) current income, and (3) long-term growth of capital and income. The fund approaches the management of its investments as if they constituted the complete investment program of the prudent investor. The fund invests primarily in a broad range of securities, including stocks and bonds (rated Baa or BBB or better by Moody's Investors Service, Inc. or Standard & Poor's Corporation). The fund also invests in securities issued and guaranteed by the U.S. government. Normally, the fund will maintain at least 50% of the value of its assets in common stocks and at least 25% of the value of its assets in debt securities.

 The values of equity securities held by the fund may decline in response to certain events, including those directly involving the companies whose securities are owned in the fund, adverse conditions affecting the general economy, overall market declines, world political, social and economic instability, and currency and interest rate fluctuations. The values of most debt securities held by the fund may be affected by changing interest rates and individual securities by changes in their effective maturities and credit ratings. For example, the values of bonds in the fund's portfolio generally will decline when interest rates rise and vice versa. A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity.
  Accordingly, the current market prices for these securities will fluctuate with changes in interest rates.

 The fund may also hold cash or money market instruments. The size of the fund's cash position will vary and will depend on various factors, including market conditions and purchases and redemptions of fund shares. A larger cash position could detract from the achievement of the fund's objectives, but it also would reduce the fund's exposure in the event of a market downturn and provide liquidity to make additional investments or to meet redemptions.

 The fund relies on the professional judgment of its investment adviser, Capital Research and Management Company, to make decisions about the fund's portfolio investments. The basic investment philosophy of the investment adviser is to seek undervalued securities that represent good long-term investment opportunities. Securities may be sold when the investment adviser believes they no longer represent good long-term value.



                                     5
                                             AMERICAN BALANCED FUND / PROSPECTUS

 OTHER IMPORTANT INVESTMENT PRACTICES

 In addition to the principal investment strategies described above, the fund has other investment practices that are described here and in the statement of additional information.

 The fund may invest up to 10% of its assets in securities of issuers domiciled outside the U.S. and not included in the Standard & Poor's 500 Composite Index. Investments outside the U.S. may be affected by these events to a greater extent and may also be affected by differing securities regulations, higher transaction costs, and administrative difficulties such as delays in clearing and settling portfolio transactions.

 ADDITIONAL INVESTMENT RESULTS

 Unlike the investment results table shown on an earlier page, the table below reflects the fund's results calculated without a sales charge.




 AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2000:
                               ONE YEAR        FIVE YEARS         TEN YEARS
 Class A - began 7/26/75
 (with no sales charge          15.86%           12.78%            13.46%
 imposed)
 ------------------------------------------------------------------------------
 S&P 500/1/                     -9.11%           18.29%            17.41%
 ------------------------------------------------------------------------------
 Lehman Brothers Aggregate      11.63%            6.46%             7.96%
 Bond Index/2/
 ------------------------------------------------------------------------------
 Lipper Balanced Fund            2.39%           11.80%            12.45%
 Index/3/
 ------------------------------------------------------------------------------
 Class A distribution rate/4/: 3.49%
 (For current distribution rate information, please call American FundsLine at 1-800-325-3590.)
 ------------------------------------------------------------------------------



 1 The Standard & Poor's 500 Composite Index is a market capitalization-weighted measurement of changes in stock market conditions based on the average weighted performance of 500 widely held common stocks. This index is unmanaged and does not reflect sales charges, commissions or expenses.
 2 The Lehman Brothers Aggregate Bond Index represents investment grade debt.
  This index is unmanaged and does not reflect sales charges, commissions or expenses.

 3 The Lipper Balanced Fund Index is an equally weighted index of 30 funds which seek to conserve principal by maintaining a balanced portfolio of both stocks and bonds. Typically, the stock/bond ratio ranges from 60%/40%. The results of the underlying funds in the index include the reinvestment of dividend and capital gain distributions and brokerage commissions paid by the funds for portfolio transactions, but do not reflect sales charges.
 4 The distribution rate is based on actual distributions paid to shareholders over a 12-month interval. Capital gain distributions are added back to the net asset value to determine the rate.



                                     6
AMERICAN BALANCED FUND / PROSPECTUS

 HOLDINGS BY TYPE OF INVESTMENT AS OF DECEMBER 31, 2000
[pie chart]
 Common Stocks 59%
 U.S. Treasury and Agency 18%
 Corporate Bonds 13%
 Convertible Debentures and Preferred Stocks 1%
 Short-Term Securities & Cash Equivalents 9%
 [end pie chart]


 FIVE LARGEST INDUSTRIES IN EQUITY HOLDINGS                        PERCENT OF
 AS OF DECEMBER 31, 2000                                           NET ASSETS
 ------------------------------------------------------------------------------
 Oil & Gas                                                            6.28%
 ------------------------------------------------------------------------------
 Banks                                                                4.60
 ------------------------------------------------------------------------------
 Food, Beverage & Tobacco                                             3.21
 ------------------------------------------------------------------------------
 Retailing                                                            3.20
 ------------------------------------------------------------------------------
 Diversified Telecommunication Services                               2.92

 TEN LARGEST EQUITY HOLDINGS AS OF DECEMBER 31, 2000
 ------------------------------------------------------------------------------
 Texaco                                                               1.63%
 ------------------------------------------------------------------------------
 Philip Morris                                                        1.50
 ------------------------------------------------------------------------------
 Allstate                                                             1.43
 ------------------------------------------------------------------------------
 Bristol-Myers Squibb                                                 1.28
 ------------------------------------------------------------------------------
 May Department Stores                                                1.24
 ------------------------------------------------------------------------------
 CSX                                                                  1.19
 ------------------------------------------------------------------------------
 Waste Management                                                     1.19
 ------------------------------------------------------------------------------
 Genuine Parts                                                        1.18
 ------------------------------------------------------------------------------
 Bank of America                                                      1.15
 ------------------------------------------------------------------------------
 AT&T                                                                 1.14

 BOND HOLDINGS BY QUALITY CATEGORY AS OF DECEMBER 31, 2000
 See the Appendix in the Statement of Additional Information for
 a description of quality categories.
 ------------------------------------------------------------------------------
 U.S. Treasury and Agency                                            17.89%
 ------------------------------------------------------------------------------
 AAA                                                                  2.38
 ------------------------------------------------------------------------------
 AA                                                                   1.19
 ------------------------------------------------------------------------------
 A                                                                    4.77
 ------------------------------------------------------------------------------
 BBB                                                                  4.78
 ------------------------------------------------------------------------------



 Because the fund is actively managed, its holdings will change from time to time.



                                     7
                                             AMERICAN BALANCED FUND / PROSPECTUS

 MANAGEMENT AND ORGANIZATION

 INVESTMENT ADVISER

 Capital Research and Management Company, an experienced investment management organization founded in 1931, serves as investment adviser to the fund and other funds, including those in The American Funds Group. Capital Research and Management Company, a wholly owned subsidiary of The Capital Group Companies, Inc., is headquartered at 333 South Hope Street, Los Angeles, CA 90071. Capital Research and Management Company manages the investment portfolio and business affairs of the fund. The total management fee paid by the fund, as a percentage of average net assets, for the previous fiscal year appears earlier under "Fees and Expenses of the Fund."



                                     8
AMERICAN BALANCED FUND / PROSPECTUS

 MULTIPLE PORTFOLIO COUNSELOR SYSTEM

 Capital Research and Management Company uses a system of multiple portfolio counselors in managing mutual fund assets. Under this approach the portfolio of a fund is divided into segments managed by individual counselors. Counselors decide how their respective segments will be invested, within the limits provided by a fund's objective(s) and policies and by Capital Research and Management Company's investment committee. In addition, Capital Research and Management Company's research professionals may make investment decisions with respect to a portion of a fund's portfolio. The primary individual portfolio counselors for American Balanced Fund are:




 PORTFOLIO COUNSELOR/ FUND                             PRIMARY TITLE WITH INVESTMENT ADVISER
 TITLE (IF APPLICABLE)           COUNSELOR SINCE       (OR AFFILIATE) AND INVESTMENT EXPERIENCE
 ----------------------------------------------------------------------------------------------------
 ROBERT G. O'DONNELL           1986 (14 years as a     Senior Vice President and Director, Capital
 Chairman of the Board and    research professional    Research and Management Company
 Principal Executive Officer      for the fund)        Investment professional since 1972 and with
                                                       Capital Research and Management Company or
                                                       affiliate since 1975
 ----------------------------------------------------------------------------------------------------
 ABNER D. GOLDSTINE                    1975            Senior Vice President and Director, Capital
 Senior Vice President                                 Research and Management Company
                                                       Investment professional since 1952 and with
                                                       Capital Research and Management Company or
                                                       affiliate since 1967
 ----------------------------------------------------------------------------------------------------
 HILDA L. APPLBAUM                     1999            Vice President, Capital Research Company
 Vice President                                        Investment professional since 1987 and with
                                                       Capital Research and Management Company or
                                                       affiliate since 1995
 ----------------------------------------------------------------------------------------------------
 J. DALE HARVEY                        1996            Vice President, Capital Research Company
 Vice President                                        Investment professional since 1989 and with
                                                       Capital Research and Management Company or
                                                       affiliate since 1991
 ----------------------------------------------------------------------------------------------------
 JOHN H. SMET                          1997            Senior Vice President, Capital Research and
 Vice President                                        Management Company
                                                       Investment professional since 1982 and with
                                                       Capital Research and Management Company or
                                                       affiliate since 1983
 ----------------------------------------------------------------------------------------------------





                                     9
                                             AMERICAN BALANCED FUND / PROSPECTUS

 SHAREHOLDER INFORMATION

 SHAREHOLDER SERVICES

 American Funds Service Company, the fund's transfer agent, offers you a wide range of services you can use to alter your investment program should your needs and circumstances change. These services may be terminated or modified at any time upon 60 days written notice. For your convenience, American Funds Service Company has four service centers across the country.

                  AMERICAN FUNDS SERVICE COMPANY SERVICE AREAS
                    Call toll-Free from anywhere in the U.S.
                               (8 a.m. to 8 p.m. ET):
                                   800/421-0180

                             [map of the United States]

Western            Western Central     Eastern Central        Eastern
Service Center     Service Center      Service Center         Service Center
American Funds     American Funds      American Funds         American Funds
Service Company    Service Company     Service Company        Service Company
P.O. Box 2205      P.O. Box 659522     P.O. Box 6007          P.O. Box 2280
Brea, California   San Antonio, Texas  Indianapolis, Indiana  Norfolk, Virginia
92822-2205         78265-9522          46206-6007             23501-2280
Fax: 714/671-7080  Fax: 210/474-4050   Fax: 317/735-6620      Fax: 757/670-4773


 A MORE DETAILED DESCRIPTION OF POLICIES AND SERVICES IS INCLUDED IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION AND THE OWNER'S GUIDE SENT TO NEW AMERICAN FUNDS SHAREHOLDERS TITLED "WELCOME TO THE FAMILY." Both are available by writing or calling American Funds Service Company.



                                     10
AMERICAN BALANCED FUND / PROSPECTUS

 CHOOSING A SHARE CLASS

 The fund offers four different classes of shares. Each share class represents investments in the same portfolio of securities, but each class has its own sales charge and expense structure, allowing you to choose the class that best meets your situation. WHEN YOU PURCHASE SHARES OF THE FUND, YOU MUST CHOOSE A SHARE CLASS. IF NONE IS CHOSEN, YOUR INVESTMENT WILL BE MADE IN CLASS A SHARES.

 Shares of the fund may be purchased through various investment programs or accounts, including many types of retirement plans. The services or share classes available to you may vary depending upon how you wish to purchase shares of the fund.

 Factors you should consider in choosing a class of shares include:

 . How long you expect to own the shares

 . How much you intend to invest

 . Total expenses associated with owning shares of each class

 . Whether you qualify for any reduction or waiver of sales charges (for example, Class A shares may be a less expensive option over time if you qualify for a sales charge reduction or waiver)

 . Class B and C shares generally are not available to certain retirement plans, including employer-sponsored retirement plans such as 401(k) plans, employer-sponsored 403(b) plans, and money purchase pension and profit sharing plans

 . Class F shares are generally only available to fee-based programs of investment firms and registered investment advisers that have special agreements with the fund's distributor

 EACH INVESTOR'S FINANCIAL CONSIDERATIONS ARE DIFFERENT. YOU SHOULD SPEAK WITH YOUR FINANCIAL ADVISER TO HELP YOU DECIDE WHICH SHARE CLASS IS BEST FOR YOU.




                                     11
                                             AMERICAN BALANCED FUND / PROSPECTUS

 SUMMARY OF THE PRIMARY DIFFERENCES AMONG SHARE CLASSES



  CLASS A SHARES
 ------------------------------------------------------------------------------
  Initial sales charge        up to 5.75% (reduced or eliminated for purchases
                              of $25,000 or more)
  Contingent deferred sales   none (except on certain redemptions on purchases
  charge                      of $1 million or more bought without an initial
                              sales charge)
  12b-1 fees                  up to 0.25% annually
  Dividends                   higher than other classes due to lower annual
                              expenses
  Purchase maximum            none
  Conversion                  none
  CLASS B SHARES
 ------------------------------------------------------------------------------
  Initial sales charge        none
  Contingent deferred sales   starts at 5.00% and declines each year until it
  charge                      reaches 0% after six years
  12b-1 fees                  1.00% annually
  Dividends                   lower than Class A and F shares due to higher
                              distribution fees and other expenses
  Purchase maximum            $100,000
  Conversion                  automatic conversion to Class A shares after
                              eight years, reducing future annual expenses
  CLASS C SHARES
 ------------------------------------------------------------------------------
  Initial sales charge        none
  Contingent deferred sales   1.00% if shares are sold within one year after
  charge                      being purchased
  12b-1 fees                  1.00% annually
  Dividends                   lower than Class A and F shares due to higher
                              distribution fees and other expenses
  Purchase maximum            $500,000
  Conversion                  automatic conversion to Class F shares after ten
                              years, reducing future annual expenses
  CLASS F SHARES
 ------------------------------------------------------------------------------
  Initial sales charge        none
  Contingent deferred sales   none
  charge
  12b-1 fees                  currently 0.25% annually (may not exceed 0.50%
                              annually)
  Dividends                   higher than Class B and C shares due to lower
                              distribution fees, but typically lower than Class
                              A shares due to higher other expenses
  Purchase maximum            none
  Conversion                  none
 ------------------------------------------------------------------------------





                                     12
AMERICAN BALANCED FUND / PROSPECTUS

 PURCHASE AND EXCHANGE OF SHARES

 PURCHASE OF CLASS A, B AND C SHARES

 Generally, you may open an account and purchase Class A, B and C shares by contacting any investment dealer (who may impose transaction charges in addition to those described in this prospectus) authorized to sell the fund's shares. You may purchase additional shares in various ways, including through your investment dealer and by mail, telephone, the Internet and bank wire.

 PURCHASE OF CLASS F SHARES

 Generally, you may only open an account and purchase Class F shares through fee-based programs of investment firms and registered investment advisers with special agreements with the fund's distributor. These firms and advisers typically charge ongoing fees for services they provide.

 EXCHANGE

 Generally, you may exchange your shares into shares of the same class of other funds in The American Funds Group without a sales charge. For purposes of computing the contingent deferred sales charge on Class B and C shares, the length of time you have owned your shares will be measured from the date of original purchase and will not be affected by any exchange.

 Exchanges of shares from the money market funds initially purchased without a sales charge generally will be subject to the appropriate sales charge. Exchanges have the same tax consequences as ordinary sales and purchases. See "Transactions by Telephone..." for information regarding electronic exchanges.

 THE FUND AND AMERICAN FUNDS DISTRIBUTORS, THE FUND'S DISTRIBUTOR, RESERVE THE RIGHT TO REJECT ANY PURCHASE ORDER FOR ANY REASON, INCLUDING PURCHASES WHICH ARE PART OF EXCHANGE ACTIVITY THAT COULD INVOLVE ACTUAL OR POTENTIAL HARM TO THE FUND.




 PURCHASE MINIMUMS FOR ALL CLASSES OF SHARES
 To establish an account (including retirement plan accounts)   $    250
   For a retirement plan account through payroll deduction      $     25
 To add to an account                                           $     50
   For a retirement plan account through payroll deduction      $     25
 ------------------------------------------------------------------------
 PURCHASE MAXIMUM FOR CLASS B SHARES                            $100,000
 ------------------------------------------------------------------------
 PURCHASE MAXIMUM FOR CLASS C SHARES                            $500,000
 ------------------------------------------------------------------------





                                     13
                                             AMERICAN BALANCED FUND / PROSPECTUS

 SHARE PRICE

 The fund calculates its share price, also called net asset value, as of approximately 4:00 p.m. New York time, which is the normal close of trading on the New York Stock Exchange, every day the Exchange is open. In calculating net asset value, market prices are used when available. The fund has adopted procedures to make "fair value" determinations when reliable market prices for particular securities are not available.

 Your shares will be purchased at the net asset value (plus any applicable sales charge in the case of Class A shares), or sold at the net asset value next determined after American Funds Service Company receives and accepts your request. A contingent deferred sales charge may apply at the time you sell certain Class A, B and C shares.

 SALES CHARGES

 CLASS A

 The initial sales charge you pay when you buy Class A shares differs depending upon the amount you invest and may be reduced or eliminated for larger purchases as indicated below.



                             SALES CHARGE AS A PERCENTAGE OF
                             ----------------------------------
                                                                    DEALER
                                                    NET           COMMISSION
                                OFFERING          AMOUNT           AS % OF
 INVESTMENT                       PRICE          INVESTED       OFFERING PRICE
 ------------------------------------------------------------------------------
 Less than $25,000                5.75%            6.10%            5.00%
 ------------------------------------------------------------------------------
 $25,000 but less than            5.00%            5.26%            4.25%
 $50,000
 ------------------------------------------------------------------------------
 $50,000 but less than            4.50%            4.71%            3.75%
 $100,000
 ------------------------------------------------------------------------------
 $100,000 but less than           3.50%            3.63%            2.75%
 $250,000
 ------------------------------------------------------------------------------
 $250,000 but less than           2.50%            2.56%            2.00%
 $500,000
 ------------------------------------------------------------------------------
 $500,000 but less than           2.00%            2.04%            1.60%
 $750,000
 ------------------------------------------------------------------------------
 $750,000 but less than $1        1.50%            1.52%            1.20%
 million
 ------------------------------------------------------------------------------
 $1 million or more and
 certain other investments        none             none             none
 described below
 ------------------------------------------------------------------------------



 CLASS A PURCHASES NOT SUBJECT TO SALES CHARGE

 INVESTMENTS OF $1 MILLION OR MORE MAY BE SUBJECT TO A 1% CONTINGENT DEFERRED SALES CHARGE IF SHARES ARE SOLD WITHIN ONE YEAR OF PURCHASE.
  Employer-sponsored defined contribution-type plans investing $1 million or more, or with 100 or more eligible employees, and Individual Retirement Account rollovers involving retirement plan assets invested in the American Funds, may invest with no sales charge and are not subject to a contingent deferred sales charge. Also exempt are investments made through retirement plans, endowments or



                                     14
AMERICAN BALANCED FUND / PROSPECTUS
 foundations with $50 million or more in assets, and investments made through accounts that purchased fund shares before March 15, 2001 and are part of certain qualified fee-based programs. The distributor may pay dealers up to 1% on investments made in Class A shares with no initial sales charge. The fund may reimburse the distributor for these payments through its Plan of Distribution (see below).

 CLASS B AND C

 Class B and C shares are sold without any initial sales charge. American Funds Distributors pays 4% of the amount invested to dealers who sell Class B shares and 1% to dealers who sell Class C shares.

 For Class C shares, a contingent deferred sales charge of 1% applies if shares are sold within one year of purchase. For Class B shares, a contingent deferred sales charge may be applied to shares you sell within six years of purchase, as shown in the table below.


 CLASS B SHARES SOLD WITHIN YEAR           1    2    3    4    5     6
 ------------------------------------------------------------------------
 CONTINGENT DEFERRED SALES CHARGE          5%   4%   4%   3%   2%    1%



 Shares acquired through reinvestment of dividends or capital gain distributions are not subject to a contingent deferred sales charge. In addition, the contingent deferred sales charge may be waived in certain circumstances. See "Contingent Deferred Sales Charge Waivers for Class B and C Shares" below. The contingent deferred sales charge is based on the original purchase cost or the current market value of the shares being sold, whichever is less. For purposes of determining the contingent deferred sales charge, if you sell only some of your shares, shares that are not subject to any contingent deferred sales charge will be sold first and then shares that you have owned the longest.

 See "Plans of Distribution" below for ongoing compensation paid to your dealer or financial adviser for all share classes.

 CONVERSION OF CLASS B AND C SHARES

 Class B shares automatically convert to Class A shares in the month of the eight-year anniversary of the purchase date. Class C shares automatically convert to Class F shares in the month of the ten-year anniversary of the purchase date. The Internal Revenue Service currently takes the position that these automatic conversions are not taxable. Should their position change, shareholders would still have the option of converting but may face certain tax consequences.



                                     15
                                             AMERICAN BALANCED FUND / PROSPECTUS

 SALES CHARGE REDUCTIONS AND WAIVERS

 You must let your investment dealer or American Funds Service Company know if you qualify for a reduction in your Class A sales charge or waiver of your Class B or C contingent deferred sales charge.

 REDUCING YOUR CLASS A SALES CHARGE

 You and your "immediate family" (your spouse and your children under the age of 21) may combine investments to reduce your Class A sales charge.

 AGGREGATING ACCOUNTS

 To receive a reduced Class A sales charge, investments made by you and your immediate family (see above) may be aggregated if made for your own account(s) and/or, for instance:

 . trust accounts established by the above individuals. However, if the person(s) who established the trust is deceased, the trust account may be aggregated with accounts of the person who is the primary beneficiary of the trust.

 . solely controlled business accounts.

 . single-participant retirement plans.

 CONCURRENT PURCHASES

 You may combine simultaneous purchases of any class of shares of two or more American Funds, as well as individual holdings in various American Legacy variable annuities or variable life insurance policies, to qualify for a reduced Class A sales charge. Direct purchases of money market funds are excluded.

 RIGHTS OF ACCUMULATION

 You may take into account the current value (or if greater, the amount you invested less any withdrawals) of your existing holdings in any class of shares of the American Funds, as well as individual holdings in various American Legacy variable annuities or variable life insurance policies, to determine your Class A sales charge. Direct purchases of money market funds are excluded.


 STATEMENT OF INTENTION

 You can reduce the sales charge you pay on your Class A share purchases by establishing a Statement of Intention. A Statement of Intention allows you to combine all non-money market fund purchases of all share classes, as well as individual American Legacy variable annuity and life insurance policies you intend to make over a 13-month period, to determine the applicable sales charge. At your request, purchases made during the previous 90 days may be included; however, capital appreciation and reinvested dividends and capital gains do not apply toward these combined purchases. A portion of your account may be held in escrow to cover additional Class A sales charges which may be due if your total investments over the 13-month period do not qualify for the applicable sales charge reduction.



                                     16
AMERICAN BALANCED FUND / PROSPECTUS

 CONTINGENT DEFERRED SALES CHARGE WAIVERS FOR CLASS B AND C SHARES

 The contingent deferred sales charge on Class B and C shares may be waived in the following cases:

 . when receiving payments through systematic withdrawal plans (up to 12% of the value of each fund account);

 . when receiving required minimum distributions from retirement accounts upon reaching age 70 1/2; or

 . for redemptions due to death or post-purchase disability of the shareholder.


 PLANS OF DISTRIBUTION

 The fund has Plans of Distribution or "12b-1 Plans" under which it may finance activities primarily intended to sell shares, provided the categories of expenses are approved in advance by the fund's board of directors. The plans provide for annual expenses of up to 0.25% for Class A shares, 1.00% for Class B and C shares, and up to 0.50% for Class F shares. For all share classes, up to 0.25% of these expenses may be used to pay service fees to qualified dealers for providing certain shareholder services. The remaining expense for each share class may be used for distribution expenses.

 The 12b-1 fees paid by the fund, as a percentage of average net assets, for the previous fiscal year are indicated earlier under "Fees and Expenses of the Fund." Since these fees are paid out of the fund's assets or income on an ongoing basis, over time they will increase the cost and reduce the return of an investment. The higher fees for Class B and C shares may cost you more over time than paying the initial sales charge for Class A shares.

 OTHER COMPENSATION TO DEALERS

 American Funds Distributors may pay, or sponsor informational meetings for, dealers as described in the statement of additional information.



                                     17
                                             AMERICAN BALANCED FUND / PROSPECTUS

 HOW TO SELL SHARES

 Once a sufficient period of time has passed to reasonably assure that checks or drafts (including certified or cashiers' checks) for shares purchased have cleared (normally 15 calendar days), you may sell (redeem) those shares in any of the following ways:

 THROUGH YOUR DEALER OR FINANCIAL ADVISER (CERTAIN CHARGES MAY APPLY)

 . Shares held for you in your dealer's name must be sold through the dealer.

 . Class F shares must be sold through your dealer or financial adviser.

 WRITING TO AMERICAN FUNDS SERVICE COMPANY

 . Requests must be signed by the registered shareholder(s).

 . A signature guarantee is required if the redemption is:

     -- Over $50,000;

     -- Made payable to someone other than the registered shareholder(s); or

     -- Sent to an address other than the address of record, or an address of record which has been changed within the last 10 days.

 . American Funds Service Company reserves the right to require signature guarantee(s) on any redemptions.

 . Additional documentation may be required for sales of shares held in corporate, partnership or fiduciary accounts.

 TELEPHONING OR FAXING AMERICAN FUNDS SERVICE COMPANY, OR BY USING AMERICAN FUNDSLINE/(R)/ OR AMERICAN FUNDSLINE ONLINE/(R)/:

 . Redemptions by telephone, fax, or computer (including American FundsLine and American FundsLine OnLine) are limited to $50,000 per shareholder each day.


 . Checks must be made payable to the registered shareholder.

 . Checks must be mailed to an address of record that has been used with the account for at least 10 days.

 TRANSACTIONS BY TELEPHONE, FAX, AMERICAN FUNDSLINE OR FUNDSLINE ONLINE

 Generally, you are automatically eligible to use these services for redemptions and exchanges unless you notify us in writing that you do not want any or all of these services. You may reinstate these services at any time.

 Unless you decide not to have telephone, fax, or computer services on your account(s), you agree to hold the fund, American Funds Service Company, any of its affiliates or mutual funds managed by such affiliates, and each of their respective directors, trustees, officers, employees and agents harmless from any losses, expenses, costs or liabilities (including attorney fees) which may be incurred in connection with the exercise of these privileges, provided American Funds Service Company employs reasonable procedures to confirm that the instructions received from any person with appropriate account information are genuine. If reasonable procedures are not employed, it and/or the fund may be liable for losses due to unauthorized or fraudulent instructions.



                                     18
AMERICAN BALANCED FUND / PROSPECTUS

 DISTRIBUTIONS AND TAXES

 DIVIDENDS AND DISTRIBUTIONS

 The fund intends to distribute dividends to you, usually in February, May, August, and December. Capital gains, if any, are usually distributed in December. When a dividend or capital gain is distributed, the net asset value per share is reduced by the amount of the payment.

 You may elect to reinvest dividends and/or capital gain distributions to purchase additional shares of this fund or any other American Fund, or you may elect to receive them in cash. Most shareholders do not elect to take capital gain distributions in cash because these distributions reduce principal value.


 TAXES ON DISTRIBUTIONS

 Distributions you receive from the fund may be subject to income tax and may also be subject to state or local taxes - unless you are exempt from taxation.

 For federal tax purposes, any taxable dividends and distributions of short-term capital gains are treated as ordinary income. The fund's distributions of net long-term capital gains are taxable to you as long-term capital gains. Any taxable distributions you receive from the fund will normally be taxable to you when made, regardless of whether you reinvest distributions or receive them in cash.

 TAXES ON TRANSACTIONS

 Your redemptions, including exchanges, may result in a capital gain or loss for federal tax purposes. A capital gain or loss on your investment is the difference between the cost of your shares, including any sales charges, and the price you receive when you sell them.

 Please see your tax adviser for further information.



                                     19
                                             AMERICAN BALANCED FUND / PROSPECTUS

FINANCIAL HIGHLIGHTS/1/

The financial highlights table is intended to help you understand the fund's results for the past five years and is currently only shown for Class A and B shares. A similar table will be shown for Class C and F shares beginning with the fund's 2001 fiscal year end. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the fund's financial statements, is included in the statement of additional information, which is available upon request.



                                         Net gains/(losses) on
                Net asset                     securities                    Dividends
                  value,        Net         (both realized      Total from  (from net   Distributions
 Year ended    beginning of  investment           and           investment  investment  (from capital      Total
Doecember 31       year        income         unrealized)       operations   income)       gains)      distributions
----------------------------------------------------------------------------------------------------------------------
  CLASS A:
    2000          $14.42       $.57/2/          $1.62/2/          $2.19       $(.56)       $ (.58)        $(1.14)
    1999           15.76        .56              (.04)              .52        (.56)        (1.30)         (1.86)
    1998           15.68        .56              1.13              1.69        (.56)        (1.05)         (1.61)
    1997           14.55        .58              2.41              2.99        (.56)        (1.30)         (1.86)
    1996           14.15        .57              1.24              1.81        (.56)         (.85)         (1.41)
  CLASS B:
    2000           13.65        .33/2/           2.41/2/           2.74        (.35)         (.58)          (.93)

                                                            Ratio of     Ratio of
                 Net asset                   Net assets,   expenses to  net income
 Year ended    value, end of                 end of year   average net  to average     Portfolio
Doecember 31       year       Total return  (in millions)    assets     net assets   turnover rate
---------------------------------------------------------------------------------------------------
  CLASS A:
    2000          $15.47         15.86%        $6,042          .69%       3.93%         51.31%/4/
    1999           14.42          3.47          5,981          .66        3.59          48.47
    1998           15.76         11.13          5,881          .63        3.57          54.05
    1997           15.68         21.04          5,036          .65        3.74          44.01
    1996           14.55         13.17          3,941          .67        4.01          43.85
  CLASS B:
    2000           15.46         20.52             38         1.44/3/     3.02/3/       51.31/4/



1 The years 1996 through 2000 represent, for Class A shares, fiscal years ended
 December 31. The period ended 2000 represents, for Class B shares, the 291-day period ended December 31, 2000. Class B shares were not offered before March 15, 2000. Total return for Class B is based on activity during the period and thus is not representative of a full year. Total returns exclude all sales charges, including contingent deferred sales charges.

2 Based on average shares outstanding.

3 Annualized.

4 Represents portfolio turnover rate (equivalent for all share classes) for the year ended December 31, 2000.






                                     20
AMERICAN BALANCED FUND / PROSPECTUS

 ---------------------------------------------------------
 NOTES

                                         AMERICAN BALANCED FUND / PROSPECTUS

 FOR SHAREHOLDER SERVICES                  American Funds Service Company
                                                             800/421-0180
 FOR RETIREMENT PLAN SERVICES    Call your employer or plan administrator
 FOR DEALER SERVICES                          American Funds Distributors
                                                     800/421-9900 Ext. 11
 FOR 24-HOUR INFORMATION                            American FundsLine(R)
                                                             800/325-3590
                                             American FundsLine OnLine(R)
                                             http://www.americanfunds.com


            Telephone conversations may be recorded or monitored for verification, recordkeeping and quality assurance purposes.

                            *     *     *     *     *

 MULTIPLE TRANSLATIONS This prospectus may be translated into other languages. If there is any inconsistency or ambiguity as to the meaning of any word or phrase in a translation, the English text will prevail.

 ANNUAL/SEMI-ANNUAL REPORT TO SHAREHOLDERS Contains additional information about the fund including financial statements, investment results, portfolio holdings, a statement from portfolio management discussing market conditions and the fund's investment strategies, and the independent accountants' report (in the annual report).

 STATEMENT OF ADDITIONAL INFORMATION (SAI) AND CODES OF ETHICS The SAI contains more detailed information on all aspects of the fund, including the fund's financial statements and is incorporated by reference into this prospectus. The Codes of Ethics describe the personal investing policies adopted by the

 The Codes of Ethics and current SAI have been filed with the Securities and Exchange Commission ("SEC"). These and other related materials about the fund are available for review or to be copied at the SEC's Public Reference Room in Washington, D.C. (202/942-8090) or on the EDGAR database on the SEC's Internet Web site at http://www.sec.gov, or, after payment of a duplicating fee, via e-mail request to publicinfo@sec.gov or by writing the SEC's Public Reference

 HOUSEHOLD MAILINGS Each year you are automatically sent an updated prospectus, annual and semi-annual report for the fund. You may also occasionally receive proxy statements for the fund. In order to reduce the volume of mail you receive, when possible, only one copy of these documents will be sent to shareholders that are part of the same family and share the same residential address.

 If you would like to receive individual copies of these documents, or a free copy of the SAI or Codes of Ethics, please call American Funds Service Company at 800/421-0180 or write to the Secretary of the fund at P.O. Box 7650, San Francisco, California 94120.
Investment Company File No. 811-66
                                                       Printed on recycled paper

                                                          AMBAL-010-0301/RRD

THE FUND PROVIDES SPANISH TRANSLATIONS IN CONNECTION WITH THE PUBLIC OFFERING AND SALE OF ITS SHARES. THE FOLLOWING IS A FAIR AND ACCURATE ENGLISH TRANSLATION OF A SPANISH LANGUAGE PROSPECTUS FOR THE FUND.

/s/ Patrick F. Quan
Patrick F. Quan
Secretary

                           American Balanced Fund/(R)/

                                   Prospectus

         TABLE OF CONTENTS
------------------------------------------------------
   1      Risk/Return Summary
------------------------------------------------------
   4      Fees and Expenses of the Fund
------------------------------------------------------
   5      Investment Objectives, Strategies and Risks
------------------------------------------------------
   8      Management and Organization
------------------------------------------------------
  10      Shareholder Information
------------------------------------------------------
  11      Choosing a Share Class
------------------------------------------------------
  13      Purchase and Exchange of Shares
------------------------------------------------------
  14      Sales Charges
------------------------------------------------------
  16      Sales Charge Reductions and Waivers
------------------------------------------------------
  17      Plans of Distribution
------------------------------------------------------
  18      How to Sell Shares
------------------------------------------------------
  19      Distributions and Taxes
------------------------------------------------------
  20      Financial Highlights
------------------------------------------------------

                                 MARCH 15, 2001


 THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED
 OR DISAPPROVED OF THESE SECURITIES. FURTHER, IT HAS NOT DETERMINED THAT THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS
 A CRIMINAL OFFENSE.

 RISK/RETURN SUMMARY

 The fund strives to provide you with conservation of capital, current income, and long-term growth of both capital and income. The fund invests primarily in a broad range of securities, including stocks and bonds.

 The fund is designed for investors seeking current income and capital appreciation through a mix of investments that provide above-average price stability. An investment in the fund is subject to risks, including the possibility that the fund's income and the value of its investments may fluctuate in response to economic, political or social events in the U.S. or abroad.


 The values of equity securities owned by the fund may be affected by events specifically involving the companies issuing those securities. The values of debt securities owned by the fund may be affected by changing interest rates and credit risk assessments.

 Your investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity or person.

 YOU MAY LOSE MONEY BY INVESTING IN THE FUND. THE LIKELIHOOD OF LOSS IS GREATER IF YOU INVEST FOR A SHORTER PERIOD OF TIME.

                                             AMERICAN BALANCED FUND / PROSPECTUS

 HISTORICAL INVESTMENT RESULTS

 The following information provides some indication of the risks of investing in the fund by showing changes in the fund's investment results from year to year and by showing how the fund's average annual returns for various periods compare with those of a broad measure of market performance. Past results are not an indication of future results.



                 CALENDAR YEAR TOTAL RETURNS FOR CLASS A SHARES
   (Results do not include a sales charge; if one were included, results would be lower.)
 [bar chart]
 1991   24.69%
 1992    9.48%
 1993   11.27%
 1994    0.34%
 1995   27.13%
 1996   13.17%
 1997   21.04%
 1998   11.13%
 1999    3.47%
 2000   15.86%
 [end bar chart]




    The fund's highest/lowest quarterly results during this time period were:

        HIGHEST                            10.01%  (quarter ended June 30, 1997)
        LOWEST                             -5.19%  (quarter ended September 30, 1999)

AMERICAN BALANCED FUND / PROSPECTUS

 Unlike the bar chart on the previous page, the table below reflects the fund's results with the maximum initial or deferred sales charge imposed, as required by Securities and Exchange Commission rules. Class A share results reflect the maximum initial sales charge of 5.75%. Sales charges are reduced for purchases of $25,000 or more. Results would be higher if calculated without a sales charge. All fund results reflect the reinvestment of dividend and capital gain distributions.

 Since the fund's Class B shares began investment operations on March 15, 2000 and Class C and F shares began investment operations on March 15, 2001, comparable results for those classes are not available for the 2000 calendar year.

 AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING DECEMBER 31, 2000:
 ------------------------------------------------------------------------------
                                      ONE YEAR     FIVE YEARS      TEN YEARS
 Class A - began 7/26/75/1/
 (with the maximum sales charge         9.19%        11.46%          12.79%
 imposed)
 ------------------------------------------------------------------------------
 S&P 500/2/                            -9.11%        18.29%          17.41%
 ------------------------------------------------------------------------------
 Lehman Brothers Aggregate Bond        11.63%         6.46%           7.96%
 Index/3/
 ------------------------------------------------------------------------------
 Class A 30-day yield: 3.48%
 (For current yield information, please call American FundsLine at
 1-800-325-3590.)
 ------------------------------------------------------------------------------


 1 The lifetime figure is from July 26, 1975, when Capital Research and
  Management Company became investment adviser for the fund.
 2 The Standard & Poor's 500 Composite Index is a market capitalization-weighted measurement of changes in stock market conditions based on the average weighted performance of 500 widely held common stocks. This index is unmanaged and does not reflect sales charges, commissions or expenses.
 3 The Lehman Brothers Aggregate Bond Index represents investment grade debt.
  This index is unmanaged and does not reflect sales charges, commissions or expenses.

                                             AMERICAN BALANCED FUND / PROSPECTUS

 FEES AND EXPENSES OF THE FUND

 SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR INVESTMENT)

                                                      CLASS A   CLASS B   CLASS C    CLASS F
 --------------------------------------------------------------------------------------------
 Maximum sales charge imposed on purchases (as a       5.75%/1/  none      none       none
 percentage of offering price)
 --------------------------------------------------------------------------------------------
 Maximum sales charge imposed on reinvested            none      none      none       none
 dividends
 --------------------------------------------------------------------------------------------
 Maximum deferred sales charge                        none/2/    5.00%/3/  1.00%/4/   none
 --------------------------------------------------------------------------------------------
 Redemption or exchange fees                           none      none      none       none
 --------------------------------------------------------------------------------------------

 1 Sales charges are reduced or eliminated for purchases of $25,000 or more.
 2 A contingent deferred sales charge of 1% applies on certain redemptions made within 12 months following purchases of $1 million or more made without a sales charge.
 3 Deferred sales charges are reduced after 12 months and eliminated after six years.
 4 Deferred sales charge is eliminated after 12 months.

 ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)

                                                           CLASS A  CLASS B/1/  CLASS C/2/   CLASS F/2/
 -------------------------------------------------------------------------------------------------------
 Management Fees                                            0.29%     0.29%       0.29%        0.29%
 -------------------------------------------------------------------------------------------------------
 Distribution and/or Service (12b-1) Fees/3/                0.25%     1.00%       1.00%        0.25%
 -------------------------------------------------------------------------------------------------------
 Other Expenses                                             0.15%     0.15%       0.20%        0.19%
 -------------------------------------------------------------------------------------------------------
 Total Annual Fund Operating Expenses                       0.69%     1.44%       1.49%        0.73%
 -------------------------------------------------------------------------------------------------------

 1 Annualized.
 2 Based on estimated amounts for the current fiscal year.
 3 Class A and F 12b-1 fees may not exceed 0.25% and 0.50%, respectively, of the class' average net assets annually.

 EXAMPLE

 The examples below are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated, that your investment has a 5% return each year and that the fund's operating expenses remain the same as shown above. The "Class A" example reflects the maximum initial sales charge in the first year. The "Class B- and Class C-assuming redemption" examples reflect applicable contingent deferred sales charges through six years and one year, respectively (after which times they are eliminated). The examples do not include fees charged by financial intermediaries, typically applicable mainly to Class F shares. Both Class B examples reflect Class A expenses for years 9 and 10 since Class B shares automatically convert to Class A after eight years. Although your actual costs may be higher or lower, based on these assumptions, your cumulative expenses would be:

                                             ONE YEAR         THREE YEARS         FIVE YEARS         TEN YEARS
 Class A                                       $641               $783               $937              $1,384
 ----------------------------------------------------------------------------------------------------------------------------------
 Class B - assuming redemption                 $647               $856               $987              $1,520
 -------------------------------------------------------------------------------------------------------------------
 Class B - assuming no redemption              $147               $456               $787              $1,520
 -------------------------------------------------------------------------------------------------------------------
 Class C - assuming redemption                 $252               $471               $813              $1,779
 -------------------------------------------------------------------------------------------------------------------
 Class C - assuming no redemption              $152               $471               $813              $1,779
 -------------------------------------------------------------------------------------------------------------------
 Class F - excludes intermediary fees/*/       $ 75               $233               $406              $  906
 -------------------------------------------------------------------------------------------------------------------
 *Fees charged by financial intermediaries are independent of fund expenses and will increase the overall cost of your investment.  Intermediary fees typically range from 0.50% to 3.00% of assets annually depending on services offered.

AMERICAN BALANCED FUND / PROSPECTUS

 INVESTMENT OBJECTIVES, STRATEGIES AND RISKS

 The investment objectives of the fund are: (1) conservation of capital, (2) current income, and (3) long-term growth of capital and income. The fund approaches the management of its investments as if they constituted the complete investment program of the prudent investor. The fund invests primarily in a broad range of securities, including stocks and bonds (rated Baa or BBB or better by Moody's Investors Service, Inc. or Standard & Poor's Corporation). The fund also invests in securities issued and guaranteed by the U.S. government. Normally, the fund will maintain at least 50% of the value of its assets in common stocks and at least 25% of the value of its assets in debt securities.

 The values of equity securities held by the fund may decline in response to certain events, including those directly involving the companies whose securities are owned in the fund, adverse conditions affecting the general economy, overall market declines, world political, social and economic instability, and currency and interest rate fluctuations. The values of most debt securities held by the fund may be affected by changing interest rates and individual securities by changes in their effective maturities and credit ratings. For example, the values of bonds in the fund's portfolio generally will decline when interest rates rise and vice versa. A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity.
  Accordingly, the current market prices for these securities will fluctuate with changes in interest rates.

 The fund may also hold cash or money market instruments. The size of the fund's cash position will vary and will depend on various factors, including market conditions and purchases and redemptions of fund shares. A larger cash position could detract from the achievement of the fund's objectives, but it also would reduce the fund's exposure in the event of a market downturn and provide liquidity to make additional investments or to meet redemptions.

 The fund relies on the professional judgment of its investment adviser, Capital Research and Management Company, to make decisions about the fund's portfolio investments. The basic investment philosophy of the investment adviser is to seek undervalued securities that represent good long-term investment opportunities. Securities may be sold when the investment adviser believes they no longer represent good long-term value.

                                             AMERICAN BALANCED FUND / PROSPECTUS

 OTHER IMPORTANT INVESTMENT PRACTICES

 In addition to the principal investment strategies described above, the fund has other investment practices that are described here and in the statement of additional information.

 The fund may invest up to 10% of its assets in securities of issuers domiciled outside the U.S. and not included in the Standard & Poor's 500 Composite Index. Investments outside the U.S. may be affected by these events to a greater extent and may also be affected by differing securities regulations, higher transaction costs, and administrative difficulties such as delays in clearing and settling portfolio transactions.

 ADDITIONAL INVESTMENT RESULTS

 Unlike the investment results table shown on an earlier page, the table below reflects the fund's results calculated without a sales charge.


 AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2000:
                               ONE YEAR        FIVE YEARS         TEN YEARS
 Class A - began 7/26/75
 (with no sales charge          15.86%           12.78%            13.46%
 imposed)
 ------------------------------------------------------------------------------
 S&P 500/1/                     -9.11%           18.29%            17.41%
 ------------------------------------------------------------------------------
 Lehman Brothers Aggregate      11.63%            6.46%             7.96%
 Bond Index/2/
 ------------------------------------------------------------------------------
 Lipper Balanced Fund            2.39%           11.80%            12.45%
 Index/3/
 ------------------------------------------------------------------------------
 Class A distribution rate/4/: 3.49%
 (For current distribution rate information, please call American FundsLine at 1-800-325-3590.)
 ------------------------------------------------------------------------------


 1 The Standard & Poor's 500 Composite Index is a market capitalization-weighted measurement of changes in stock market conditions based on the average weighted performance of 500 widely held common stocks. This index is unmanaged and does not reflect sales charges, commissions or expenses.
 2 The Lehman Brothers Aggregate Bond Index represents investment grade debt.
  This index is unmanaged and does not reflect sales charges, commissions or expenses.
 3 The Lipper Balanced Fund Index is an equally weighted index of 30 funds which seek to conserve principal by maintaining a balanced portfolio of both stocks and bonds. Typically, the stock/bond ratio ranges from 60%/40%. The results of the underlying funds in the index include the reinvestment of dividend and capital gain distributions and brokerage commissions paid by the funds for portfolio transactions, but do not reflect sales charges.
 4 The distribution rate is based on actual distributions paid to shareholders over a 12-month interval. Capital gain distributions are added back to the net asset value to determine the rate.

AMERICAN BALANCED FUND / PROSPECTUS

 HOLDINGS BY TYPE OF INVESTMENT AS OF DECEMBER 31, 2000
 [pie chart]
 Common Stocks 59%
 U.S. Treasury and Agency 18%
 Corporate Bonds 13%
 Convertible Debentures and Preferred Stocks 1%
 Short-Term Securities & Cash Equivalents 9%
 [end pie chart]


 FIVE LARGEST INDUSTRIES IN EQUITY HOLDINGS                        PERCENT OF
 AS OF DECEMBER 31, 2000                                           NET ASSETS
 ------------------------------------------------------------------------------
 Oil & Gas                                                            6.28%
 ------------------------------------------------------------------------------
 Banks                                                                4.60
 ------------------------------------------------------------------------------
 Food, Beverage & Tobacco                                             3.21
 ------------------------------------------------------------------------------
 Retailing                                                            3.20
 ------------------------------------------------------------------------------
 Diversified Telecommunication Services                               2.92

 TEN LARGEST EQUITY HOLDINGS AS OF DECEMBER 31, 2000
 ------------------------------------------------------------------------------
 Texaco                                                               1.63%
 ------------------------------------------------------------------------------
 Philip Morris                                                        1.50
 ------------------------------------------------------------------------------
 Allstate                                                             1.43
 ------------------------------------------------------------------------------
 Bristol-Myers Squibb                                                 1.28
 ------------------------------------------------------------------------------
 May Department Stores                                                1.24
 ------------------------------------------------------------------------------
 CSX                                                                  1.19
 ------------------------------------------------------------------------------
 Waste Management                                                     1.19
 ------------------------------------------------------------------------------
 Genuine Parts                                                        1.18
 ------------------------------------------------------------------------------
 Bank of America                                                      1.15
 ------------------------------------------------------------------------------
 AT&T                                                                 1.14

 BOND HOLDINGS BY QUALITY CATEGORY AS OF DECEMBER 31, 2000
 See the Appendix in the Statement of Additional Information for
 a description of quality categories.
 ------------------------------------------------------------------------------
 U.S. Treasury and Agency                                            17.89%
 ------------------------------------------------------------------------------
 AAA                                                                  2.38
 ------------------------------------------------------------------------------
 AA                                                                   1.19
 ------------------------------------------------------------------------------
 A                                                                    4.77
 ------------------------------------------------------------------------------
 BBB                                                                  4.78
 ------------------------------------------------------------------------------



 Because the fund is actively managed, its holdings will change from time to time.

                                             AMERICAN BALANCED FUND / PROSPECTUS

 MANAGEMENT AND ORGANIZATION

 INVESTMENT ADVISER

 Capital Research and Management Company, an experienced investment management organization founded in 1931, serves as investment adviser to the fund and other funds, including those in The American Funds Group. Capital Research and Management Company, a wholly owned subsidiary of The Capital Group Companies, Inc., is headquartered at 333 South Hope Street, Los Angeles, CA 90071. Capital Research and Management Company manages the investment portfolio and business affairs of the fund. The total management fee paid by the fund, as a percentage of average net assets, for the previous fiscal year appears earlier under "Fees and Expenses of the Fund."

AMERICAN BALANCED FUND / PROSPECTUS

 MULTIPLE PORTFOLIO COUNSELOR SYSTEM

 Capital Research and Management Company uses a system of multiple portfolio counselors in managing mutual fund assets. Under this approach the portfolio of a fund is divided into segments managed by individual counselors. Counselors decide how their respective segments will be invested, within the limits provided by a fund's objective(s) and policies and by Capital Research and Management Company's investment committee. In addition, Capital Research and Management Company's research professionals may make investment decisions with respect to a portion of a fund's portfolio. The primary individual portfolio counselors for American Balanced Fund are:


 PORTFOLIO COUNSELOR/ FUND                             PRIMARY TITLE WITH INVESTMENT ADVISER
 TITLE (IF APPLICABLE)           COUNSELOR SINCE       (OR AFFILIATE) AND INVESTMENT EXPERIENCE
 ----------------------------------------------------------------------------------------------------
 ROBERT G. O'DONNELL           1986 (14 years as a     Senior Vice President and Director, Capital
 Chairman of the Board and    research professional    Research and Management Company
 Principal Executive Officer      for the fund)        Investment professional since 1972 and with
                                                       Capital Research and Management Company or
                                                       affiliate since 1975
 ----------------------------------------------------------------------------------------------------
 ABNER D. GOLDSTINE                    1975            Senior Vice President and Director, Capital
 Senior Vice President                                 Research and Management Company
                                                       Investment professional since 1952 and with
                                                       Capital Research and Management Company or
                                                       affiliate since 1967
 ----------------------------------------------------------------------------------------------------
 HILDA L. APPLBAUM                     1999            Vice President, Capital Research Company
 Vice President                                        Investment professional since 1987 and with
                                                       Capital Research and Management Company or
                                                       affiliate since 1995
 ----------------------------------------------------------------------------------------------------
 J. DALE HARVEY                        1996            Vice President, Capital Research Company
 Vice President                                        Investment professional since 1989 and with
                                                       Capital Research and Management Company or
                                                       affiliate since 1991
 ----------------------------------------------------------------------------------------------------
 JOHN H. SMET                          1997            Senior Vice President, Capital Research and
 Vice President                                        Management Company
                                                       Investment professional since 1982 and with
                                                       Capital Research and Management Company or
                                                       affiliate since 1983
 ----------------------------------------------------------------------------------------------------

                                             AMERICAN BALANCED FUND / PROSPECTUS

 SHAREHOLDER INFORMATION

 SHAREHOLDER SERVICES

 American Funds Service Company, the fund's transfer agent, offers you a wide range of services you can use to alter your investment program should your needs and circumstances change. These services may be terminated or modified at any time upon 60 days written notice. For your convenience, American Funds Service Company has four service centers across the country.

                  AMERICAN FUNDS SERVICE COMPANY SERVICE AREAS
                    Call toll-Free from anywhere in the U.S.
                               (8 a.m. to 8 p.m. ET):
                                   800/421-0180

                             [map of the United States]

Western            Western Central     Eastern Central        Eastern
Service Center     Service Center      Service Center         Service Center
American Funds     American Funds      American Funds         American Funds
Service Company    Service Company     Service Company        Service Company
P.O. Box 2205      P.O. Box 659522     P.O. Box 6007          P.O. Box 2280
Brea, California   San Antonio, Texas  Indianapolis, Indiana  Norfolk, Virginia
92822-2205         78265-9522          46206-6007             23501-2280
Fax: 714/671-7080  Fax: 210/474-4050   Fax: 317/735-6620      Fax: 757/670-4773



 A MORE DETAILED DESCRIPTION OF POLICIES AND SERVICES IS INCLUDED IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION AND THE OWNER'S GUIDE SENT TO NEW AMERICAN FUNDS SHAREHOLDERS TITLED "WELCOME TO THE FAMILY." Both are available by writing or calling American Funds Service Company.

AMERICAN BALANCED FUND / PROSPECTUS

 CHOOSING A SHARE CLASS

 The fund offers four different classes of shares. Each share class represents investments in the same portfolio of securities, but each class has its own sales charge and expense structure, allowing you to choose the class that best meets your situation. WHEN YOU PURCHASE SHARES OF THE FUND, YOU MUST CHOOSE A SHARE CLASS. IF NONE IS CHOSEN, YOUR INVESTMENT WILL BE MADE IN CLASS A SHARES.

 Shares of the fund may be purchased through various investment programs or accounts, including many types of retirement plans. The services or share classes available to you may vary depending upon how you wish to purchase shares of the fund.

 Factors you should consider in choosing a class of shares include:

 . How long you expect to own the shares

 . How much you intend to invest

 . Total expenses associated with owning shares of each class

 . Whether you qualify for any reduction or waiver of sales charges (for example, Class A shares may be a less expensive option over time if you qualify for a sales charge reduction or waiver)

 . Class B and C shares generally are not available to certain retirement plans, including employer-sponsored retirement plans such as 401(k) plans, employer-sponsored 403(b) plans, and money purchase pension and profit sharing plans

 . Class F shares are generally only available to fee-based programs of investment firms and registered investment advisers that have special agreements with the fund's distributor

 EACH INVESTOR'S FINANCIAL CONSIDERATIONS ARE DIFFERENT. YOU SHOULD SPEAK WITH YOUR FINANCIAL ADVISER TO HELP YOU DECIDE WHICH SHARE CLASS IS BEST FOR YOU.

                                             AMERICAN BALANCED FUND / PROSPECTUS

 SUMMARY OF THE PRIMARY DIFFERENCES AMONG SHARE CLASSES

  CLASS A SHARES
 ------------------------------------------------------------------------------
  Initial sales charge        up to 5.75% (reduced or eliminated for purchases
                              of $25,000 or more)
  Contingent deferred sales   none (except on certain redemptions on purchases
  charge                      of $1 million or more bought without an initial
                              sales charge)
  12b-1 fees                  up to 0.25% annually
  Dividends                   higher than other classes due to lower annual
                              expenses
  Purchase maximum            none
  Conversion                  none
  CLASS B SHARES
 ------------------------------------------------------------------------------
  Initial sales charge        none
  Contingent deferred sales   starts at 5.00% and declines each year until it
  charge                      reaches 0% after six years
  12b-1 fees                  1.00% annually
  Dividends                   lower than Class A and F shares due to higher
                              distribution fees and other expenses
  Purchase maximum            $100,000
  Conversion                  automatic conversion to Class A shares after
                              eight years, reducing future annual expenses
  CLASS C SHARES
 ------------------------------------------------------------------------------
  Initial sales charge        none
  Contingent deferred sales   1.00% if shares are sold within one year after
  charge                      being purchased
  12b-1 fees                  1.00% annually
  Dividends                   lower than Class A and F shares due to higher
                              distribution fees and other expenses
  Purchase maximum            $500,000
  Conversion                  automatic conversion to Class F shares after ten
                              years, reducing future annual expenses
  CLASS F SHARES
 ------------------------------------------------------------------------------
  Initial sales charge        none
  Contingent deferred sales   none
  charge
  12b-1 fees                  currently 0.25% annually (may not exceed 0.50%
                              annually)
  Dividends                   higher than Class B and C shares due to lower
                              distribution fees, but typically lower than Class
                              A shares due to higher other expenses
  Purchase maximum            none
  Conversion                  none
 ------------------------------------------------------------------------------

AMERICAN BALANCED FUND / PROSPECTUS

 PURCHASE AND EXCHANGE OF SHARES

 PURCHASE OF CLASS A, B AND C SHARES

 Generally, you may open an account and purchase Class A, B and C shares by contacting any investment dealer (who may impose transaction charges in addition to those described in this prospectus) authorized to sell the fund's shares. You may purchase additional shares in various ways, including through your investment dealer and by mail, telephone, the Internet and bank wire.

 PURCHASE OF CLASS F SHARES

 Generally, you may only open an account and purchase Class F shares through fee-based programs of investment firms and registered investment advisers with special agreements with the fund's distributor. These firms and advisers typically charge ongoing fees for services they provide.

 EXCHANGE

 Generally, you may exchange your shares into shares of the same class of other funds in The American Funds Group without a sales charge. For purposes of computing the contingent deferred sales charge on Class B and C shares, the length of time you have owned your shares will be measured from the date of original purchase and will not be affected by any exchange.

 Exchanges of shares from the money market funds initially purchased without a sales charge generally will be subject to the appropriate sales charge. Exchanges have the same tax consequences as ordinary sales and purchases. See "Transactions by Telephone..." for information regarding electronic exchanges.

 THE FUND AND AMERICAN FUNDS DISTRIBUTORS, THE FUND'S DISTRIBUTOR, RESERVE THE RIGHT TO REJECT ANY PURCHASE ORDER FOR ANY REASON, INCLUDING PURCHASES WHICH ARE PART OF EXCHANGE ACTIVITY THAT COULD INVOLVE ACTUAL OR POTENTIAL HARM TO THE FUND.


 PURCHASE MINIMUMS FOR ALL CLASSES OF SHARES
 To establish an account (including retirement plan accounts)   $    250
   For a retirement plan account through payroll deduction      $     25
 To add to an account                                           $     50
   For a retirement plan account through payroll deduction      $     25
 ------------------------------------------------------------------------
 PURCHASE MAXIMUM FOR CLASS B SHARES                            $100,000
 ------------------------------------------------------------------------
 PURCHASE MAXIMUM FOR CLASS C SHARES                            $500,000
 ------------------------------------------------------------------------

                                             AMERICAN BALANCED FUND / PROSPECTUS

 SHARE PRICE

 The fund calculates its share price, also called net asset value, as of approximately 4:00 p.m. New York time, which is the normal close of trading on the New York Stock Exchange, every day the Exchange is open. In calculating net asset value, market prices are used when available. The fund has adopted procedures to make "fair value" determinations when reliable market prices for particular securities are not available.

 Your shares will be purchased at the net asset value (plus any applicable sales charge in the case of Class A shares), or sold at the net asset value next determined after American Funds Service Company receives and accepts your request. A contingent deferred sales charge may apply at the time you sell certain Class A, B and C shares.

 SALES CHARGES

 CLASS A

 The initial sales charge you pay when you buy Class A shares differs depending upon the amount you invest and may be reduced or eliminated for larger purchases as indicated below.


                             SALES CHARGE AS A PERCENTAGE OF
                             ----------------------------------
                                                                    DEALER
                                                    NET           COMMISSION
                                OFFERING          AMOUNT           AS % OF
 INVESTMENT                       PRICE          INVESTED       OFFERING PRICE
 ------------------------------------------------------------------------------
 Less than $25,000                5.75%            6.10%            5.00%
 ------------------------------------------------------------------------------
 $25,000 but less than            5.00%            5.26%            4.25%
 $50,000
 ------------------------------------------------------------------------------
 $50,000 but less than            4.50%            4.71%            3.75%
 $100,000
 ------------------------------------------------------------------------------
 $100,000 but less than           3.50%            3.63%            2.75%
 $250,000
 ------------------------------------------------------------------------------
 $250,000 but less than           2.50%            2.56%            2.00%
 $500,000
 ------------------------------------------------------------------------------
 $500,000 but less than           2.00%            2.04%            1.60%
 $750,000
 ------------------------------------------------------------------------------
 $750,000 but less than $1        1.50%            1.52%            1.20%
 million
 ------------------------------------------------------------------------------
 $1 million or more and
 certain other investments        none             none             none
 described below
 ------------------------------------------------------------------------------


 CLASS A PURCHASES NOT SUBJECT TO SALES CHARGE

 INVESTMENTS OF $1 MILLION OR MORE MAY BE SUBJECT TO A 1% CONTINGENT DEFERRED SALES CHARGE IF SHARES ARE SOLD WITHIN ONE YEAR OF PURCHASE.
  Employer-sponsored defined contribution-type plans investing $1 million or more, or with 100 or more eligible employees, and Individual Retirement Account rollovers involving retirement plan assets invested in the American Funds, may invest with no sales charge and are not subject to a contingent deferred sales charge. Also exempt are investments made through retirement plans, endowments or

AMERICAN BALANCED FUND / PROSPECTUS
 foundations with $50 million or more in assets, and investments made through accounts that purchased fund shares before March 15, 2001 and are part of certain qualified fee-based programs. The distributor may pay dealers up to 1% on investments made in Class A shares with no initial sales charge. The fund may reimburse the distributor for these payments through its Plan of Distribution (see below).

 CLASS B AND C

 Class B and C shares are sold without any initial sales charge. American Funds Distributors pays 4% of the amount invested to dealers who sell Class B shares and 1% to dealers who sell Class C shares.

 For Class C shares, a contingent deferred sales charge of 1% applies if shares are sold within one year of purchase. For Class B shares, a contingent deferred sales charge may be applied to shares you sell within six years of purchase, as shown in the table below.

 CLASS B SHARES SOLD WITHIN YEAR       1    2    3    4    5     6
 --------------------------------------------------------------------
 CONTINGENT DEFERRED SALES CHARGE      5%   4%   4%   3%   2%    1%


 Shares acquired through reinvestment of dividends or capital gain distributions are not subject to a contingent deferred sales charge. In addition, the contingent deferred sales charge may be waived in certain circumstances. See "Contingent Deferred Sales Charge Waivers for Class B and C Shares" below. The contingent deferred sales charge is based on the original purchase cost or the current market value of the shares being sold, whichever is less. For purposes of determining the contingent deferred sales charge, if you sell only some of your shares, shares that are not subject to any contingent deferred sales charge will be sold first and then shares that you have owned the longest.

 See "Plans of Distribution" below for ongoing compensation paid to your dealer or financial adviser for all share classes.

 CONVERSION OF CLASS B AND C SHARES

 Class B shares automatically convert to Class A shares in the month of the eight-year anniversary of the purchase date. Class C shares automatically convert to Class F shares in the month of the ten-year anniversary of the purchase date. The Internal Revenue Service currently takes the position that these automatic conversions are not taxable. Should their position change, shareholders would still have the option of converting but may face certain tax consequences.

                                             AMERICAN BALANCED FUND / PROSPECTUS

 SALES CHARGE REDUCTIONS AND WAIVERS

 You must let your investment dealer or American Funds Service Company know if you qualify for a reduction in your Class A sales charge or waiver of your Class B or C contingent deferred sales charge.

 REDUCING YOUR CLASS A SALES CHARGE

 You and your "immediate family" (your spouse and your children under the age of 21) may combine investments to reduce your Class A sales charge.

 AGGREGATING ACCOUNTS

 To receive a reduced Class A sales charge, investments made by you and your immediate family (see above) may be aggregated if made for your own account(s) and/or, for instance:

 . trust accounts established by the above individuals. However, if the person(s) who established the trust is deceased, the trust account may be aggregated with accounts of the person who is the primary beneficiary of the trust.

 . solely controlled business accounts.

 . single-participant retirement plans.

 CONCURRENT PURCHASES

 You may combine simultaneous purchases of any class of shares of two or more American Funds, as well as individual holdings in various American Legacy variable annuities or variable life insurance policies, to qualify for a reduced Class A sales charge. Direct purchases of money market funds are excluded.

 RIGHTS OF ACCUMULATION

 You may take into account the current value (or if greater, the amount you invested less any withdrawals) of your existing holdings in any class of shares of the American Funds, as well as individual holdings in various American Legacy variable annuities or variable life insurance policies, to determine your Class A sales charge. Direct purchases of money market funds are excluded.

 STATEMENT OF INTENTION

 You can reduce the sales charge you pay on your Class A share purchases by establishing a Statement of Intention. A Statement of Intention allows you to combine all non-money market fund purchases of all share classes, as well as individual American Legacy variable annuity and life insurance policies you intend to make over a 13-month period, to determine the applicable sales charge. At your request, purchases made during the previous 90 days may be included; however, capital appreciation and reinvested dividends and capital gains do not apply toward these combined purchases. A portion of your account may be held in escrow to cover additional Class A sales charges which may be due if your total investments over the 13-month period do not qualify for the applicable sales charge reduction.

AMERICAN BALANCED FUND / PROSPECTUS

 CONTINGENT DEFERRED SALES CHARGE WAIVERS FOR CLASS B AND C SHARES

 The contingent deferred sales charge on Class B and C shares may be waived in the following cases:

 . when receiving payments through systematic withdrawal plans (up to 12% of the value of each fund account);

 . when receiving required minimum distributions from retirement accounts upon reaching age 70 1/2; or

 . for redemptions due to death or post-purchase disability of the shareholder.

 PLANS OF DISTRIBUTION

 The fund has Plans of Distribution or "12b-1 Plans" under which it may finance activities primarily intended to sell shares, provided the categories of expenses are approved in advance by the fund's board of directors. The plans provide for annual expenses of up to 0.25% for Class A shares, 1.00% for Class B and C shares, and up to 0.50% for Class F shares. For all share classes, up to 0.25% of these expenses may be used to pay service fees to qualified dealers for providing certain shareholder services. The remaining expense for each share class may be used for distribution expenses.

 The 12b-1 fees paid by the fund, as a percentage of average net assets, for the previous fiscal year are indicated earlier under "Fees and Expenses of the Fund." Since these fees are paid out of the fund's assets or income on an ongoing basis, over time they will increase the cost and reduce the return of an investment. The higher fees for Class B and C shares may cost you more over time than paying the initial sales charge for Class A shares.

 OTHER COMPENSATION TO DEALERS

 American Funds Distributors may pay, or sponsor informational meetings for, dealers as described in the statement of additional information.

                                             AMERICAN BALANCED FUND / PROSPECTUS

 HOW TO SELL SHARES

 Once a sufficient period of time has passed to reasonably assure that checks or drafts (including certified or cashiers' checks) for shares purchased have cleared (normally 15 calendar days), you may sell (redeem) those shares in any of the following ways:

 THROUGH YOUR DEALER OR FINANCIAL ADVISER (CERTAIN CHARGES MAY APPLY)

 . Shares held for you in your dealer's name must be sold through the dealer.

 . Class F shares must be sold through your dealer or financial adviser.

 WRITING TO AMERICAN FUNDS SERVICE COMPANY

 . Requests must be signed by the registered shareholder(s).

 . A signature guarantee is required if the redemption is:

     -- Over $50,000;

     -- Made payable to someone other than the registered shareholder(s); or

     -- Sent to an address other than the address of record, or an address of record which has been changed within the last 10 days.

 . American Funds Service Company reserves the right to require signature guarantee(s) on any redemptions.

 . Additional documentation may be required for sales of shares held in corporate, partnership or fiduciary accounts.

 TELEPHONING OR FAXING AMERICAN FUNDS SERVICE COMPANY, OR BY USING AMERICAN FUNDSLINE/(R)/ OR AMERICAN FUNDSLINE ONLINE/(R)/:

 . Redemptions by telephone, fax, or computer (including American FundsLine and American FundsLine OnLine) are limited to $50,000 per shareholder each day.

 . Checks must be made payable to the registered shareholder.

 . Checks must be mailed to an address of record that has been used with the account for at least 10 days.

 TRANSACTIONS BY TELEPHONE, FAX, AMERICAN FUNDSLINE OR FUNDSLINE ONLINE

 Generally, you are automatically eligible to use these services for redemptions and exchanges unless you notify us in writing that you do not want any or all of these services. You may reinstate these services at any time.

 Unless you decide not to have telephone, fax, or computer services on your account(s), you agree to hold the fund, American Funds Service Company, any of its affiliates or mutual funds managed by such affiliates, and each of their respective directors, trustees, officers, employees and agents harmless from any losses, expenses, costs or liabilities (including attorney fees) which may be incurred in connection with the exercise of these privileges, provided American Funds Service Company employs reasonable procedures to confirm that the instructions received from any person with appropriate account information are genuine. If reasonable procedures are not employed, it and/or the fund may be liable for losses due to unauthorized or fraudulent instructions.

AMERICAN BALANCED FUND / PROSPECTUS

 DISTRIBUTIONS AND TAXES

 DIVIDENDS AND DISTRIBUTIONS

 The fund intends to distribute dividends to you, usually in February, May, August, and December. Capital gains, if any, are usually distributed in December. When a dividend or capital gain is distributed, the net asset value per share is reduced by the amount of the payment.

 You may elect to reinvest dividends and/or capital gain distributions to purchase additional shares of this fund or any other American Fund, or you may elect to receive them in cash. Most shareholders do not elect to take capital gain distributions in cash because these distributions reduce principal value.

 TAXES ON DISTRIBUTIONS

 Distributions you receive from the fund may be subject to income tax and may also be subject to state or local taxes - unless you are exempt from taxation.

 For federal tax purposes, any taxable dividends and distributions of short-term capital gains are treated as ordinary income. The fund's distributions of net long-term capital gains are taxable to you as long-term capital gains. Any taxable distributions you receive from the fund will normally be taxable to you when made, regardless of whether you reinvest distributions or receive them in cash.

 TAXES ON TRANSACTIONS

 Your redemptions, including exchanges, may result in a capital gain or loss for federal tax purposes. A capital gain or loss on your investment is the difference between the cost of your shares, including any sales charges, and the price you receive when you sell them.

 Please see your tax adviser for further information.

                                             AMERICAN BALANCED FUND / PROSPECTUS

FINANCIAL HIGHLIGHTS/1/

The financial highlights table is intended to help you understand the fund's results for the past five years and is currently only shown for Class A and B shares. A similar table will be shown for Class C and F shares beginning with the fund's 2001 fiscal year end. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the fund's financial statements, is included in the statement of additional information, which is available upon request.

                                         Net gains/(losses) on
                Net asset                     securities                    Dividends
                  value,        Net         (both realized      Total from  (from net   Distributions
 Year ended    beginning of  investment           and           investment  investment  (from capital      Total
Doecember 31       year        income         unrealized)       operations   income)       gains)      distributions
----------------------------------------------------------------------------------------------------------------------
  CLASS A:
    2000          $14.42       $.57/2/          $1.62/2/          $2.19       $(.56)       $ (.58)        $(1.14)
    1999           15.76        .56              (.04)              .52        (.56)        (1.30)         (1.86)
    1998           15.68        .56              1.13              1.69        (.56)        (1.05)         (1.61)
    1997           14.55        .58              2.41              2.99        (.56)        (1.30)         (1.86)
    1996           14.15        .57              1.24              1.81        (.56)         (.85)         (1.41)
  CLASS B:
    2000           13.65        .33/2/           2.41/2/           2.74        (.35)         (.58)          (.93)

                                                            Ratio of     Ratio of
                 Net asset                   Net assets,   expenses to  net income
 Year ended    value, end of                 end of year   average net  to average     Portfolio
Doecember 31       year       Total return  (in millions)    assets     net assets   turnover rate
---------------------------------------------------------------------------------------------------
  CLASS A:
    2000          $15.47         15.86%        $6,042          .69%       3.93%         51.31%/4/
    1999           14.42          3.47          5,981          .66        3.59          48.47
    1998           15.76         11.13          5,881          .63        3.57          54.05
    1997           15.68         21.04          5,036          .65        3.74          44.01
    1996           14.55         13.17          3,941          .67        4.01          43.85
  CLASS B:
    2000           15.46         20.52             38         1.44/3/     3.02/3/       51.31/4/


1 The years 1996 through 2000 represent, for Class A shares, fiscal years ended
 December 31. The period ended 2000 represents, for Class B shares, the 291-day period ended December 31, 2000. Class B shares were not offered before March 15, 2000. Total return for Class B is based on activity during the period and thus is not representative of a full year. Total returns exclude all sales charges, including contingent deferred sales charges.

2 Based on average shares outstanding.

3 Annualized.

4 Represents portfolio turnover rate (equivalent for all share classes) for the year ended December 31, 2000.

AMERICAN BALANCED FUND / PROSPECTUS

 ---------------------------------------------------------
 NOTES

                                             AMERICAN BALANCED FUND / PROSPECTUS
                                             AMERICAN BALANCED FUND / PROSPECTUS

 FOR SHAREHOLDER SERVICES                  American Funds Service Company
                                                             800/421-0180
 FOR RETIREMENT PLAN SERVICES    Call your employer or plan administrator
 FOR DEALER SERVICES                          American Funds Distributors
                                                     800/421-9900 Ext. 11
 FOR 24-HOUR INFORMATION                            American FundsLine(R)
                                                             800/325-3590
                                             American FundsLine OnLine(R)
                                             http://www.americanfunds.com


            Telephone conversations may be recorded or monitored for verification, recordkeeping and quality assurance purposes.

                            *     *     *     *     *

 MULTIPLE TRANSLATIONS This prospectus may be translated into other languages. If there is any inconsistency or ambiguity as to the meaning of any word or phrase in a translation, the English text will prevail.

 ANNUAL/SEMI-ANNUAL REPORT TO SHAREHOLDERS Contains additional information about the fund including financial statements, investment results, portfolio holdings, a statement from portfolio management discussing market conditions and the fund's investment strategies, and the independent accountants' report (in the annual report).

 STATEMENT OF ADDITIONAL INFORMATION (SAI) AND CODES OF ETHICS The SAI contains more detailed information on all aspects of the fund, including the fund's financial statements and is incorporated by reference into this prospectus. The Codes of Ethics describe the personal investing policies adopted by the fund and the fund's investment adviser and its affiliated companies.

 The Codes of Ethics and current SAI have been filed with the Securities and Exchange Commission ("SEC"). These and other related materials about the fund are available for review or to be copied at the SEC's Public Reference Room in Washington, D.C. (202/942-8090) or on the EDGAR database on the SEC's Internet Web site at http://www.sec.gov, or, after payment of a duplicating fee, via e-mail request to publicinfo@sec.gov or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

 HOUSEHOLD MAILINGS Each year you are automatically sent an updated prospectus, annual and semi-annual report for the fund. You may also occasionally receive proxy statements for the fund. In order to reduce the volume of mail you receive, when possible, only one copy of these documents will be sent to shareholders that are part of the same family and share the same residential address.

 If you would like to receive individual copies of these documents, or a free copy of the SAI or Codes of Ethics, please call American Funds Service Company at 800/421-0180 or write to the Secretary of the fund at P.O. Box 7650, San Francisco, California 94120.
 Investment Company File No. 811-66
                                                       Printed on recycled paper
                                                              AMBAL-010-0301/RRD

                          AMERICAN BALANCED FUND, INC.

                                     Part B
                      Statement of Additional Information

                                 March 15, 2001


This document is not a prospectus but should be read in conjunction with the current prospectus of American Balanced Fund (the "fund" or "AMBAL") dated March 15, 2001. The prospectus may be obtained from your investment dealer or financial planner or by writing to the fund at the following address:

                          American Balanced Fund, Inc.
                              Attention: Secretary
                                    One Market
                             Steuart Tower, Suite 1800
                          San Francisco, California 94105
                                 (415) 421-9360

Shareholders who purchase shares at net asset value through eligible retirement plans should note that not all of the services or features described below may be available to them, and they should contact their employer for details.


                               TABLE OF CONTENTS



Item                                                                  Page No.
----                                                                  --------
Certain Investment Limitations and Guidelines . . . . . . . . . . .        2
Description of Certain Securities and Investment Techniques . . . .        2
Fundamental Policies and Investment Restrictions. . . . . . . . . .        7
Fund Organization and Voting Rights . . . . . . . . . . . . . . . .        8
Fund Directors and Other Officers . . . . . . . . . . . . . . . . .       10
Management. . . . . . . . . . . . . . . . . . . . . . . . . . . . .       14
Taxes and Distributions . . . . . . . . . . . . . . . . . . . . . .       17
Purchase of Shares. . . . . . . . . . . . . . . . . . . . . . . . .       23
Sales Charges . . . . . . . . . . . . . . . . . . . . . . . . . . .       25
Sales Charge Reductions and Waivers . . . . . . . . . . . . . . . .       28
Individual Retirement Account (IRA) Rollovers . . . . . . . . . . .       31
Price of Shares . . . . . . . . . . . . . . . . . . . . . . . . . .       32
Selling Shares. . . . . . . . . . . . . . . . . . . . . . . . . . .       33
Shareholder Account Services and Privileges . . . . . . . . . . . .       34
Execution of Portfolio Transactions . . . . . . . . . . . . . . . .       37
General Information . . . . . . . . . . . . . . . . . . . . . . . .       38
Class A Share Investment Results and Related Statistics . . . . . .       39
Appendix. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       41
Financial Statements





                        American Balanced Fund - Page 1

                 CERTAIN INVESTMENT LIMITATIONS AND GUIDELINES

The following limitations and guidelines are considered at the time of purchase, under normal market conditions, and are based on a percentage of the fund's net assets unless otherwise noted. This summary is not intended to reflect all of the fund's investment limitations.


EQUITY SECURITIES

 .    The fund will invest at least 50% of the value of its assets in common stocks.

DEBT SECURITIES

 .    The fund will invest at least 25% of the value of its assets in debt securities generally rated Baa or better by Moody's Investors Services, Inc. or BBB or better by Standard & Poor's Corporation, or in unrated securities determined to be of equivalent quality.

 .    Although the fund is not normally required to dispose of a security in the event its rating is reduced below the current minimum rating for its purchase (or it is not rated and its quality becomes equivalent to such a security), if, as a result of a downgrade or otherwise, the fund holds more than 5% of its net assets in these securities, the fund will dispose of the excess as deemed prudent by the investment adviser.

SECURITIES OUTSIDE THE U.S.

 .    The fund may invest up to 10% of its assets in securities of issuers domiciled outside the U.S. and not included in the Standard & Poor's 500 Composite Index.

The fund may experience difficulty liquidating certain portfolio securities during significant market declines or periods of heavy redemptions.


          DESCRIPTION OF CERTAIN SECURITIES AND INVESTMENT TECHNIQUES

The descriptions below are intended to supplement the material in the prospectus under "Investment Objectives, Strategies and Risks."


EQUITY SECURITIES - Equity securities represent an ownership position in a company. These securities may include common stocks and securities with equity conversion or purchase rights. The prices of equity securities fluctuate based on changes in the financial condition of their issuers and on market and economic conditions. The fund's results will be related to the overall markets for these securities.


DEBT SECURITIES - Bonds and other debt securities are used by issuers to borrow money. Issuers pay investors interest and generally must repay the amount borrowed at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values. The prices of debt securities fluctuate depending on such factors as interest rates, credit quality, and maturity. In general, their prices decline when interest rates rise and vice versa.


SECURITIES WITH EQUITY AND DEBT CHARACTERISTICS - The fund may invest in securities that have a combination of equity and debt characteristics. These securities may at times behave more like


                        American Balanced Fund - Page 2
equity than debt and vice versa. Some types of convertible bonds or preferred stock automatically convert into common stock. The prices and yields of non-convertible preferred stock generally move with changes in interest rates and the issuer's credit quality, similar to the factors affecting debt securities.


Convertible bonds, convertible preferred stock, and other securities may sometimes be converted into common stock or other securities at a stated conversion ratio. These securities, prior to conversion, pay a fixed rate of interest or a dividend. Because convertible securities have both debt and equity characteristics, their value varies in response to many factors, including the value of the underlying equity, general market and economic conditions, convertible market valuations, as well as changes in interest rates, credit spreads, and the credit quality of the issuer.


U.S. GOVERNMENT SECURITIES - Securities guaranteed by the U.S. Government include direct obligations of the U.S. Treasury, such as Treasury bills, notes and bonds. For these securities, the payment of principal and interest is unconditionally guaranteed by the U.S. Government, and thus they are of the highest possible credit quality. Such securities are subject to variations in market value due to fluctuations in interest rates, but, if held to maturity, will be paid in full.


Certain securities issued by U.S. Government instrumentalities and certain federal agencies are neither direct obligations of, nor guaranteed by, the Treasury. However, they generally involve federal sponsorship in one way or another; some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing government agency or instrumentality. These agencies and instrumentalities include, but are not limited to: Federal Home Loan Bank, Federal Home Loan Mortgage Corporation, Federal National Mortgage Association, Tennessee Valley Authority, and Federal Farm Credit Bank System.


PASS-THROUGH SECURITIES - The fund may invest in various debt obligations backed by a pool of mortgages or other assets including, but not limited to, loans on single family residences, home equity loans, mortgages on commercial buildings, credit card receivables, and leases on airplanes or other equipment. Principal and interest payments made on the underlying asset pools backing these obligations are typically passed through to investors. Pass-through securities may have either fixed or adjustable coupons. These securities include those discussed below.


"Mortgage-backed securities" are issued both by U.S. government agencies, including the Government National Mortgage Association (GNMA), the Federal National Mortgage Association (FNMA), and the Federal Home Loan Mortgage Corporation (FHLMC), and by private entities. The payment of interest and principal on securities issued by U.S. government agencies is guaranteed by the full faith and credit of the U.S. government (in the case of GNMA securities) or the issuer (in the case of FNMA and FHLMC securities). However, the guarantees do not apply to the market prices and yields of these securities, which vary with changes in interest rates.


Mortgage-backed securities issued by private entities are structured similarly to mortgage-backed securities issued by GNMA, FNMA, and FHLMC. These securities and the underlying mortgages are not guaranteed by government agencies. In addition, these securities generally are structured with one or more types of credit enhancement. Mortgage-backed


                        American Balanced Fund - Page 3
securities generally permit borrowers to prepay their underlying mortgages. Prepayments can alter the effective maturity of these instruments.


"Collateralized mortgage obligations" (CMOs) are also backed by a pool of mortgages or mortgage loans, which are divided into two or more separate bond issues. CMOs issued by U.S. government agencies are backed by agency mortgages, while privately issued CMOs may be backed by either government agency mortgages or private mortgages. Payments of principal and interest are passed through to each bond at varying schedules resulting in bonds with different coupons, effective maturities, and sensitivities to interest rates. In fact, some CMOs may be structured in a way that when interest rates change the impact of changing prepayment rates on these securities' effective maturities is magnified.


"Commercial mortgage-backed securities" are backed by mortgages of commercial property, such as hotels, office buildings, retail stores, hospitals, and other commercial buildings. These securities may have a lower prepayment uncertainty than other mortgage-related securities because commercial mortgage loans generally prohibit or impose penalties on prepayments of principal. In addition, commercial mortgage-related securities often are structured with some form of credit enhancement to protect against potential losses on the underlying mortgage loans. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans, including the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants.


"Asset-backed securities" are backed by other assets such as credit card, automobile or consumer loan receivables, retail installment loans, or participations in pools of leases. Credit support for these securities may be based on the underlying assets and/or provided through credit enhancements by a third party. The values of these securities are sensitive to changes in the credit quality of the underlying collateral, the credit strength of the credit enhancement, changes in interest rates, and at times the financial condition of the issuer. Some asset-backed securities also may receive prepayments which can change the securities' effective maturities.


CASH AND CASH EQUIVALENTS - These securities include: (i) commercial paper (e.g., short-term notes up to 9 months in maturity issued by corporations, governmental bodies or bank/ corporation sponsored conduits (asset-backed commercial paper)), (ii) commercial bank obligations (e.g., certificates of deposit, bankers' acceptances (time drafts on a commercial bank where the bank accepts an irrevocable obligation to pay at maturity)), (iii) savings association and savings bank obligations (e.g., bank notes and certificates of deposit issued by savings banks or savings associations), (iv) securities of the U.S. Government, its agencies or instrumentalities that mature, or may be redeemed, in one year or less, and (v) corporate bonds and notes that mature, or that may be redeemed, in one year or less.


FORWARD COMMITMENTS - The fund may enter into commitments to purchase or sell securities at a future date. When the fund agrees to purchase such securities, it assumes the risk of any decline in value of the security beginning on the date of the agreement. When the fund agrees to sell such securities, it does not participate in further gains or losses with respect to the securities beginning on the date of the agreement. If the other party to such a transaction fails to deliver or pay for the securities, the fund could miss a favorable price or yield opportunity, or could experience a loss.


                        American Balanced Fund - Page 4

The fund will not use these transactions for the purpose of leveraging and will segregate liquid assets which will be marked to market daily in an amount sufficient to meet its payment obligations in these transactions. Although these transactions will not be entered into for leveraging purposes, to the extent the fund's aggregate commitments under these transactions exceed its segregated assets, the fund temporarily could be in a leveraged position (because it may have an amount greater than its net assets subject to market risk). Should market values of the fund's portfolio securities decline while the fund is in a leveraged position, greater depreciation of its net assets would likely occur than were it not in such a position. The fund will not borrow money to settle these transactions and therefore, will liquidate other portfolio securities in advance of settlement if necessary to generate additional cash to meet its obligations thereunder.


The fund may also enter into "roll" transactions which are the sale of mortgage-backed or other securities together with a commitment to purchase similar, but not identical, securities at a later date. The fund assumes the rights and risks of ownership, including the risk of price and yield fluctuations as of the time of the agreement. The fund intends to treat roll transactions as two separate transactions: one involving the purchase of a security and a separate transaction involving the sale of a security. Since the fund does not intend to enter into roll transactions for financing purposes, it may treat these transactions as not falling within the definition of "borrowing" set forth in Section 2(a)(23) of the Investment Company Act of 1940 (the "1940 Act"). The fund will segregate liquid assets which will be marked to market daily in an amount sufficient to meet its payment obligations in these transactions.


WARRANTS AND RIGHTS - The fund may purchase warrants, which may be issued together with bonds or preferred stocks. Warrants generally entitle the holder to buy a proportionate amount of common stock at a specified price, usually higher than the current market price. Warrants may be issued with an expiration date or in perpetuity. Rights are similar to warrants except that they normally entitle the holder to purchase common stock at a lower price than the current market price.


INFLATION-INDEXED BONDS - The fund may invest in inflation-indexed bonds issued by governments, their agencies or instrumentalities, and corporations. The principal value of this type of bond is periodically adjusted according to changes in the rate of inflation. The interest rate is generally fixed at issuance; however, interest payments are based on an inflation adjusted principal value. For example, in a period of deflation, principal value will be adjusted downward, reducing the interest payable.


Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. The fund may also invest in other bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.


REAL ESTATE INVESTMENT TRUSTS - The fund may invest in securities issued by real estate investment trusts (REITs), which are pooled investment vehicles that primarily invest in real estate or real estate related loans. REITs are not taxed on income distributed to shareholders provided they meet requirements imposed by the Internal Revenue Code. The risks associated with REIT debt investments are similar to the risks of investing in corporate-issued debt. In addition, the return on REITs is dependent on such factors as the skill of management and the


                        American Balanced Fund - Page 5
real estate environment in general. Debt that is issued by REITs is typically rated by the credit rating agencies as investment grade or above.


INVESTING IN VARIOUS COUNTRIES - Investing outside the U.S. involves special risks, caused by, among other things: currency controls and fluctuating currency values; different accounting, auditing, and financial reporting regulations and practices in some countries; changing local and regional economic, political, and social conditions; expropriation or confiscatory taxation; greater market volatility; differing securities market structures; and various administrative difficulties such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. However, in the opinion of Capital Research and Management Company, investing outside the U.S. also can reduce certain portfolio risks due to greater diversification opportunities.


The risks described above are potentially heightened in connection with investments in developing countries. Although there is no universally accepted definition, a developing country is generally considered to be a country which is in the initial stages of its industrialization cycle with a low per capita gross national product. For example, political and/or economic structures in these countries may be in their infancy and developing rapidly. Historically, the markets of developing countries have been more volatile than the markets of developed countries. The fund may only invest in securities of issuers in developing countries to a limited extent.


Additional costs could be incurred in connection with the fund's investment activities outside the U.S. Brokerage commissions may be higher outside the U.S., and the fund will bear certain expenses in connection with its currency transactions. Furthermore, increased custodian costs may be associated with the maintenance of assets in certain jurisdictions.


RESTRICTED SECURITIES AND LIQUIDITY - The fund may purchase securities subject to restrictions on resale. Securities not actively traded will be considered illiquid unless they have been specifically determined to be liquid under procedures which have been adopted by the fund's board of directors, taking into account factors such as the frequency and volume of trading, the commitment of dealers to make markets and the availability of qualified investors, all of which can change from time to time. The fund may incur certain additional costs in disposing of illiquid securities.

                        *     *     *     *     *     *

PORTFOLIO TURNOVER - Portfolio changes will be made without regard to the length of time particular investments may have been held. Short-term trading profits are not the fund's objective and changes in its investments are generally accomplished gradually, though short-term transactions may occasionally be made. High portfolio turnover (100% or more) involves correspondingly greater transaction costs in the form of dealer spreads or brokerage commissions, and may result in the realization of net capital gains, which are taxable when distributed to shareholders.


Fixed-income securities are generally traded on a net basis and usually neither brokerage commissions nor transfer taxes are involved, although the price usually includes a profit to the dealer.


The fund's portfolio turnover rate would equal 100% if each security in the fund's portfolio was replaced once per year. See "Financial Highlights" in the prospectus for the fund's annual portfolio turnover for each of the last five fiscal periods.


                        American Balanced Fund - Page 6

Under normal circumstances, it is anticipated that portfolio turnover for common stocks in the fund's portfolio will not exceed 100% on an annual basis, and that portfolio turnover for other securities will not exceed 100% on an annual basis.


                FUNDAMENTAL POLICIES AND INVESTMENT RESTRICTIONS

FUNDAMENTAL POLICIES - The fund has adopted the following fundamental policies and investment restrictions which may not be changed without approval by holders of a majority of its outstanding shares. Such majority is defined in the Investment Company Act of 1940 ("1940 Act") as the vote of the lesser of (i) 67% or more of the outstanding voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present in person or by proxy, or (ii) more than 50% of the outstanding voting securities. All percentage limitations are considered at the time securities are purchased and are based on the fund's net assets unless otherwise indicated. None of the following investment restrictions involving a maximum percentage of assets will be considered violated unless the excess occurs immediately after, and is caused by, an acquisition by the fund.


1. To invest in a diversified list of securities, including common stocks, preferred stocks, and bonds, to the extent considered advisable by management.

2. To allocate its investments among different industries as well as among individual companies. The amount invested in an industry will vary from time to time in accordance with the judgment of management, but 25% or more of the value of the fund's total assets shall not be invested in securities of issuers in any one industry (other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities).

3. Not to invest in companies for the purpose of exercising control or management.

4. Not to invest more than 5% of the value of its total assets in the securities of any one issuer (except the U.S. Government).

5. Not to acquire more than 10% of the outstanding voting securities, or 10% of all of the securities, of any one issuer.

6. Not to borrow money except temporarily extraordinary or emergency purposes, in an amount not exceeding 5% of the fund's total assets at the time of borrowing.

7. Not to underwrite the sale, or participate in any underwriting or selling group in connection with the public distribution, of any security. The fund may invest not more than 10% of its net assets in, and subsequently distribute, as permitted by law, securities and other assets for which there is no ready market.

8. Not to purchase securities on margin (except that it may obtain such short-term credits as may be necessary for the clearance of purchases or sales of securities).

9. Not to engage in the purchase or sale of real estate. Investments in real estate investment trusts which may invest only in mortgages or other security interests are not deemed purchases of real estate.

10.  Not to purchase or sell commodities or commodity contracts.


                        American Balanced Fund - Page 7

11. Not to make loans of money or securities to any person or firm; provided, however, that the acquisition for investment of bonds, debentures, notes or other evidences of indebtedness of any corporation or government shall not be construed to be the making of a loan.

12.  Not to effect short sales of securities.

13. Not to invest more than 75% of the value of the fund's net assets in common stocks, such percentage including the value of that portion of convertible securities attributable to the conversion feature.

14.  Not to write, purchase or sell options.

For purposes of Investment Restriction #7, restricted securities are treated as not readily marketable by the fund, with the exception of those securities that have been determined to be liquid pursuant to procedures adopted by the fund's Board of Directors.


NON-FUNDAMENTAL POLICIES - The following non-fundamental policy(ies) may be changed without shareholder approval:


1. Not to invest in securities of other investment companies, except as permitted by the Investment Company Act of 1940, as amended.

Notwithstanding non-fundamental Investment Restriction #1, the fund may invest in securities of other investment companies if deemed advisable by its officers in connection with the administration of a deferred compensation plan adopted by Directors pursuant to an exemptive order granted by the Securities and Exchange Commission.

                    FUND ORGANIZATION AND VOTING RIGHTS

The fund, an open-end, diversified management investment company, was organized as a Delaware corporation on September 6, 1932, and reorganized in Maryland on February 2, 1990.


All fund operations are supervised by the fund's Board of Directors which meets periodically and performs duties required by applicable state and federal laws. Members of the board who are not employed by Capital Research and Management Company or its affiliates are paid certain fees for services rendered to the fund as described in "Directors and Director Compensation" below. They may elect to defer all or a portion of these fees through a deferred compensation plan in effect for the fund.


The fund has four classes of shares - Class A, B, C and F. The shares of each class represent an interest in the same investment portfolio. Each class has equal rights as to voting, redemption, dividends and liquidation, except that each class bears different distribution expenses and may bear different transfer agent fees and other expenses properly attributable to the particular class as approved by the Board of Directors and set forth in the fund's rule 18f-3 Plan. Class A, B, C and F shareholders have exclusive voting rights with respect to the respective class' rule 12b-1 Plans adopted in connection with the distribution of shares and on other matters in which the interests of one class are different from interests in another class. Shares of all classes of the fund vote together on matters that affect all classes in substantially the same manner. Each class votes as a class on matters that affect that class alone.


                        American Balanced Fund - Page 8

The fund does not hold annual meetings of shareholders. However, significant matters which require shareholder approval, such as certain elections of board members or a change in a fundamental investment policy, will be presented to shareholders at a meeting called for such purpose. Shareholders have one vote per share owned. At the request of the holders of at least 10% of the shares, the fund will hold a meeting at which any member of the board could be removed by a majority vote.


                        American Balanced Fund - Page 9

                          FUND DIRECTORS AND OFFICERS

                      Directors and Director Compensation



                                                                                              AGGREGATE
                                                                                             COMPENSATION
                                                                                        (INCLUDING VOLUNTARILY
                                                                                               DEFERRED
                                                                                           COMPENSATION/1/)
                                                                                            FROM THE FUND
                                 POSITION                                                 DURING FISCAL YEAR
                                   WITH            PRINCIPAL OCCUPATION(S) DURING               ENDED
   NAME, ADDRESS AND AGE        REGISTRANT                  PAST 5 YEARS                  DECEMBER 31, 2000
----------------------------------------------------------------------------------------------------------------
 Robert A. Fox                 Director         Managing General Partner, Fox                  $16,928/3/
 2110 Waverley Street                           Investments LP; Professor and
 Palo Alto, CA 94301                            Executive in Residence, University of
 Age: 63                                        California, Davis; former President
                                                and Chief Executive Officer, Foster
                                                Farms
----------------------------------------------------------------------------------------------------------------
 Paul G. Haaga, Jr.            President and    Executive Vice President and                    none/4/
 333 South Hope Street         Director         Director, Capital Research and
 Los Angeles, CA 90071                          Management Company
 Age: 52
----------------------------------------------------------------------------------------------------------------
 Roberta L. Hazard             Director         Consultant; Rear Admiral, United                $17,250
 1419 Audmar Drive                              States Navy (Retired)
 McLean, VA 22101
 Age: 66
----------------------------------------------------------------------------------------------------------------
 Leonade D. Jones              Director         Co-Founder and Adviser, VentureThink           $22,500/3/
 1536 Los Montes Drive                          LLC and Versura Inc.; former
 Burlingame, CA 94010                           Treasurer, The Washington Post
 Age: 53                                        Company
----------------------------------------------------------------------------------------------------------------
 John G. McDonald              Director         The IBJ Professor of Finance,                  $20,875/3/
 Graduate School of                             Graduate School of Business, Stanford
 Business                                       University
 Stanford University
 Stanford, CA 94305
 Age: 63
----------------------------------------------------------------------------------------------------------------
 + Robert G. O'Donnell         Chairman of      Senior Vice President and Director,             None/4/
 P.O. Box 7650                 the Board        Capital Research and Management
 San Francisco, CA 94120                        Company
 Age: 57
----------------------------------------------------------------------------------------------------------------
 James K. Peterson             Director         Managing Director, Oak Glen                     $18,000
 5560 North Via Elena                           Consultancy, LLC; former Director of
 Tucson, AZ 85718-5510                          Investment Management, IBM Retirement
 Age: 59                                        Fund, IBM Corporation
----------------------------------------------------------------------------------------------------------------
 + James W. Ratzlaff           Director         Retired Senior Partner, The Capital             None/4/
 333 South Hope Street                          Group Partners L.P.
 Los Angeles, CA 90071
 Age: 64
----------------------------------------------------------------------------------------------------------------
 Henry E. Riggs                Director         President, Keck Graduate Institute of          $20,250/3/
 535 Watson Drive                               Applied Life Sciences; former
 Claremont, CA 91711                            President and Professor of
 Age: 66                                        Engineering, Harvey Mudd College
----------------------------------------------------------------------------------------------------------------
 Patricia K. Woolf             Director         Private investor; Lecturer,                     $20,000
 506 Quaker Road                                Department of Molecular Biology,
 Princeton, NJ 08540                            Princeton University; Corporate
 Age: 66                                        Director
----------------------------------------------------------------------------------------------------------------
                                   TOTAL COMPENSATION
                                 (INCLUDING VOLUNTARILY
                                        DEFERRED
                                  COMPENSATION/1/) FROM      TOTAL NUMBER
                                  ALL FUNDS MANAGED BY         OF FUND
                                  CAPITAL RESEARCH AND          BOARDS
                                   MANAGEMENT COMPANY          ON WHICH
                              OR ITS AFFILIATES/2/ FOR THE     DIRECTOR
   NAME, ADDRESS AND AGE      YEAR ENDED DECEMBER 31, 2000    SERVES/2/
--------------------------------------------------------------------------
 Robert A. Fox                         $149,000/3/                 7
 2110 Waverley Street
 Palo Alto, CA 94301
 Age: 63
--------------------------------------------------------------------------
 Paul G. Haaga, Jr.                      none/4/                  16
 333 South Hope Street
 Los Angeles, CA 90071
 Age: 52
--------------------------------------------------------------------------
 Roberta L. Hazard                       $86,000                   4
 1419 Audmar Drive
 McLean, VA 22101
 Age: 66
--------------------------------------------------------------------------
 Leonade D. Jones                      $141,500/3/                 6
 1536 Los Montes Drive
 Burlingame, CA 94010
 Age: 53
--------------------------------------------------------------------------
 John G. McDonald                      $241,500/3/                 8
 Graduate School of
 Business
 Stanford University
 Stanford, CA 94305
 Age: 63
--------------------------------------------------------------------------
 + Robert G. O'Donnell                   None/4/                   3
 P.O. Box 7650
 San Francisco, CA 94120
 Age: 57
--------------------------------------------------------------------------
 James K. Peterson                       $44,500                   2
 5560 North Via Elena
 Tucson, AZ 85718-5510
 Age: 59
--------------------------------------------------------------------------
 + James W. Ratzlaff                     None/4/                   3
 333 South Hope Street
 Los Angeles, CA 90071
 Age: 64
--------------------------------------------------------------------------
 Henry E. Riggs                        $98,000/3/                  4
 535 Watson Drive
 Claremont, CA 91711
 Age: 66
--------------------------------------------------------------------------
 Patricia K. Woolf                      $139,000                   6
 506 Quaker Road
 Princeton, NJ 08540
 Age: 66
--------------------------------------------------------------------------





                        American Balanced Fund - Page 10

+ "Interested persons" within the meaning of the 1940 Act on the basis of their affiliation with the fund's Investment Adviser, Capital Research and Management Company, or the parent company of the Investment Adviser, The Capital Group Companies, Inc.

1 Amounts may be deferred by eligible Directors under a non-qualified deferred compensation plan adopted by the fund in 1993. Deferred amounts accumulate at an earnings rate determined by the total return of one or more funds in The American Funds Group as designated by the Directors.

2 Capital Research and Management Company manages The American Funds Group consisting of 29 funds: AMCAP Fund, Inc., American Balanced Fund, Inc., American High-Income Municipal Bond Fund, Inc., American High-Income Trust, American Mutual Fund, Inc., The Bond Fund of America, Inc., The Cash Management Trust of America, Capital Income Builder, Inc., Capital World Growth and Income Fund, Inc., Capital World Bond Fund, Inc., EuroPacific Growth Fund, Fundamental Investors, Inc., The Growth Fund of America, Inc., The Income Fund of America, Inc., Intermediate Bond Fund of America, The Investment Company of America, Limited Term Tax-Exempt Bond Fund of America, The New Economy Fund, New Perspective Fund, Inc., New World Fund, Inc., SMALLCAP World Fund, Inc., The Tax-Exempt Bond Fund of America, Inc., The Tax-Exempt Fund of California, The Tax-Exempt Fund of Maryland, The Tax-Exempt Fund of Virginia, The Tax-Exempt Money Fund of America, The U. S. Treasury Money Fund of America, U.S. Government Securities Fund and Washington Mutual Investors Fund, Inc. Capital Research and Management Company also manages American Variable Insurance Series and Anchor Pathway Fund, which serve as the underlying investment vehicle for certain variable insurance contracts; and Endowments, whose shareholders are limited to (i) any entity exempt from taxation under Section 501(c)(3) of the Internal Revenue Code of 1986, as
  amended ("501(c)(3) organization");      (ii) any trust, the present or future
  beneficiary of which is a 501(c)(3) organization, and (iii) any other entity formed for the primary purpose of benefiting a 501(c)(3) organization. An affiliate of Capital Research and Management Company, Capital International, Inc., manages Emerging Markets Growth Fund, Inc.

3 Since the deferred compensation plan's adoption, the total amount of deferred compensation accrued by the fund (plus earnings thereon) through the 2000 fiscal year for participating Directors is as follows: Robert A. Fox ($232,679) Leonade D. Jones ($65,611) John G. McDonald ($132,983) and Henry E. Riggs ($147,065). Amounts deferred and accumulated earnings thereon are not funded and are general unsecured liabilities of the fund until paid to the Directors.

4 Paul G. Haaga, Jr., Robert G. O'Donnell and James W. Ratzlaff are affiliated with the Investment Adviser and, accordingly, receive no compensation from the fund.


                        American Balanced Fund - Page 12

                               OTHER OFFICERS



                                  POSITION(S)          PRINCIPAL OCCUPATION(S)
   NAME AND ADDRESS     AGE     WITH REGISTRANT                DURING
----------------------------------------------------        PAST 5 YEARS
                                                    -----------------------------
Robert G. O'Donnell
(see above)
---------------------------------------------------------------------------------
Paul G. Haaga, Jr.
(see above)
---------------------------------------------------------------------------------
Abner D. Goldstine      71   Senior Vice President  Senior Vice President and
11100 Santa Monica                                  Director, Capital Research
Blvd.                                               and Management Company
Los Angeles, CA 90025
---------------------------------------------------------------------------------
Hilda L. Applbaum       40   Vice President         Vice President, Capital
P.O. Box 7650                                       Research Company*
San Francisco, CA
94120
---------------------------------------------------------------------------------
J. Dale Harvey          35   Vice President         Vice President, Capital
333 South Hope Street                               Research Company
Los Angeles, CA 90071
---------------------------------------------------------------------------------
John H. Smet            44   Vice President         Senior Vice President,
11100 Santa Monica                                  Capital Research and
Boulevard                                           Management Company
Los Angeles, CA 90025
---------------------------------------------------------------------------------
Patrick F. Quan         42   Secretary              Vice President, Fund Business
P.O. Box 7650                                       Management Group, Capital
San Francisco, CA                                   Research and Management
94120                                               Company
---------------------------------------------------------------------------------
Dayna Yamabe            33   Treasurer              Vice President, Fund Business
135 South State                                     Management Group, Capital
College Blvd.                                       Research and Management
Brea, CA 92821                                      Company
---------------------------------------------------------------------------------
R. Marcia Gould         46    Assistant Treasurer   Vice President, Fund Business
135 South State                                     Management Group, Capital
College Blvd.                                       Research and Management
Brea, CA 92821                                      Company
---------------------------------------------------------------------------------



* Company affiliated with Capital Research and Management Company.

All of the directors and officers are also officers and/or directors and/or trustees of one or more of the other funds for which Capital Research and Management Company serves as Investment Adviser.


No compensation is paid by the fund to any officer or Director who is a director, officer or employee of the Investment Adviser or affiliated companies. The fund pays annual fees of $11,000 to Directors who are not affiliated with the Investment Adviser, plus $1,000 for each Board of Directors meeting attended, plus $500 for each meeting attended as a member of a committee of the Board of Directors. In lieu of meeting attendance fees, members of the Proxy Committee receive an annual retainer fee of $4,500 per annum from the fund if they serve as a member of four proxy committees, or $6,250 if they serve as a member of two proxy committees, meeting jointly. No pension or retirement benefits are accrued as part of fund expenses. The


                        American Balanced Fund - Page 13

Directors may elect, on a voluntary basis, to defer all or a portion of their fees through a deferred compensation plan in effect for the fund. The fund also reimburses certain expenses of the Directors who are not affiliated with the Investment Adviser. As of February 15, 2001 the officers and Directors of the fund and their families, as a group, owned beneficially or of record less than 1% of the outstanding shares of the fund.


                                   MANAGEMENT

INVESTMENT ADVISER - The Investment Adviser, Capital Research and Management Company, founded in 1931, maintains research facilities in the U.S. and abroad (Los Angeles, San Francisco, New York, Washington, D.C., London, Geneva, Hong Kong, Singapore and Tokyo), with a staff of professionals, many of whom have a number of years of investment experience. The Investment Adviser is located at 333 South Hope Street, Los Angeles, CA 90071, and at 135 South State College Boulevard, Brea, CA 92821. The Investment Adviser's research professionals travel several million miles a year, making more than 5,000 research visits in more than 50 countries around the world. The Investment Adviser believes that it is able to attract and retain quality personnel. The Investment Adviser is a wholly owned subsidiary of The Capital Group Companies, Inc.


The Investment Adviser is responsible for managing more than $300 billion of stocks, bonds and money market instruments and serves over 11 million shareholder accounts of all types throughout the world. These investors include privately owned businesses and large corporations as well as schools, colleges, foundations and other non-profit and tax-exempt organizations.


INVESTMENT ADVISORY AND SERVICE AGREEMENT - The Investment Advisory and Service Agreement (the "Agreement") between the fund and the Investment Adviser will continue in effect until December 31, 2001, unless sooner terminated, and may be renewed from year to year thereafter, provided that any such renewal has been specifically approved at least annually by (i) the Board of Directors, or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the fund, and (ii) the vote of a majority of Directors who are not parties to the Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Agreement provides that the Investment Adviser has no liability to the fund for its acts or omissions in the performance of its obligations to the fund not involving willful misconduct, bad faith, gross negligence or reckless disregard of its obligations under the Agreement. The Agreement also provides that either party has the right to terminate it, without penalty, upon 60 days' written notice to the other party, and that the Agreement automatically terminates in the event of its assignment (as defined in the 1940
Act).


The Investment Adviser, in addition to providing investment advisory services, furnishes the services and pays the compensation and travel expenses of persons to perform the executive, administrative, clerical and bookkeeping functions of the fund, and provides suitable office space, necessary small office equipment and utilities, general purpose accounting forms, supplies, and postage used at the offices of the fund. The fund pays all expenses not assumed by the Investment Adviser, including, but not limited to, custodian, stock transfer and dividend disbursing fees and expenses; shareholder recordkeeping and administrative services; costs of the designing, printing and mailing of reports, prospectuses, proxy statements, and notices to its shareholders; taxes; expenses of the issuance and redemption of shares of the fund (including stock certificates, registration and qualification fees and expenses); expenses pursuant to the fund's Plans of Distribution (described below); legal and auditing expenses; compensation, fees, and expenses paid to directors unaffiliated with the Investment Adviser; association dues; costs of stationery and forms prepared exclusively for the fund; and costs of assembling and storing shareholder account data.


                        American Balanced Fund - Page 14
the fund and American Funds Service Company. The fund's Class C and F shares pay only those transfer agent fees that are attributed to accounts and activities generated by their respective share class. The Investment Adviser also receives an administrative services fee for administrative services provided to the fund's Class C and F shares. Administrative services fees are paid monthly, accrued daily and calculated at the annual rate of 0.15% of the average net assets of the fund's Class C and F shares.


                        American Balanced Fund - Page 15
the fund and American Funds Service Company. The fund's Class C and F shares pay only those transfer agent fees that are attributed to accounts and activities generated by their respective share class. The Investment Adviser also receives an administrative services fee for administrative services provided to the fund's Class C and F shares. Administrative services fees are paid monthly, accrued daily and calculated at the annual rate of 0.15% of the average net assets of the fund's Class C and F shares.


PRINCIPAL UNDERWRITER AND PLANS OF DISTRIBUTION - American Funds Distributors, Inc. (the "Principal Underwriter") is the principal underwriter of the fund's shares. The Principal Underwriter is located at 333 South Hope Street, Los Angeles, CA 90071, 135 South State College Boulevard, Brea, CA 92821, 3500 Wiseman Boulevard, San Antonio, TX 78251, 8332 Woodfield Crossing Boulevard, Indianapolis, IN 46240, and 5300 Robin Hood Road, Norfolk, VA 23513.


The fund has adopted Plans of Distribution (the "Plans"), pursuant to rule 12b-1 under the 1940 Act. The Principal Underwriter receives amounts payable pursuant to the Plans (see below). In addition, the Principal Underwriter receives revenues from sales of the fund's shares. For Class A shares, the Principal Underwriter receives commission revenue consisting of that portion of the Class A sales charge remaining after the allowances by the Principal Underwriter to investment dealers. For Class B shares, the Principal Underwriter sells the rights to Class B 12b-1 fees paid by the fund for distribution expenses to a third party and receives the revenue remaining after compensating investment dealers for sales of Class B shares. The fund also pays the Principal Underwriter for advancing the immediate service fees paid to qualified dealers of Class B shares. For Class C shares, the Principal Underwriter receives any contingent deferred sales charges that apply to Class C shares during the first year after purchase. The fund pays the Principal Underwriter for advancing the immediate service fees and commissions paid to qualified dealers of Class C shares. For Class F shares, the fund pays the Principal Underwriter for advancing the immediate service fees paid to qualified dealers and advisers of Class F shares.


Commissions retained by the Principal Underwriter on sales of Class A shares during the 2000 fiscal year amounted to $1,745,000 after an allowance of $7,899,000 to dealers. During the fiscal years ended 1999 and 1998, the Principal Underwriter retained $3,548,000 and $3,369,000, respectively, on sales of Class A shares after an allowance of $16,816,000 and $16,308,000 to dealers, respectively. Revenue retained and service fees received by the Principal Underwriter on sales of Class B shares during the 2000 fiscal year amounted to $224,000 after compensation of $1,385,000 to dealers.


As required by rule 12b-1 and the 1940 Act, the Plans (together with the Principal Underwriting Agreement) have been approved by the full Board of Directors and separately by a majority of the directors who are not "interested persons" of the fund and who have no direct or indirect financial interest in the operation of the Plans or the Principal Underwriting Agreement. Potential benefits of the Plans to the fund include shareholder services, savings to the fund in transfer agency costs, savings to the fund in advisory fees and other expenses, benefits to the investment process from growth or stability of assets and maintenance of a financially healthy management organization. The selection and nomination of directors who are not "interested persons" of the fund are committed to the discretion of the directors who are not "interested persons" during the existence of the Plans. The Plans may not be amended to increase materially the amount spent for distribution without shareholder approval. Plan expenses are reviewed quarterly and the Plans must be renewed annually by the Board of Directors.


                        American Balanced Fund - Page 16

Under the Plans, the fund may annually expend (i) for Class A shares, up to 0.25% of its net assets attributable to Class A shares, (ii) for Class B shares, 1.00% of its net assets attributable to Class B shares, (iii) for Class C shares, 1.00% of its net assets attributable to Class C shares, and (iv) for Class F shares, up to 0.50% of its net assets attributable to Class F shares, to finance any activity which is primarily intended to result in the sale of fund shares, provided the fund's Board of Directors has approved the category of expenses for which payment is being made.


For Class A shares, (i) up to 0.25% is reimbursed to the Principal Underwriter for paying service-related expenses, including service fees paid to qualified dealers, and (ii) up to the amount allowable under the fund's Class A 12b-1 limit is reimbursed to the Principal Underwriter for paying distribution-related expenses, including dealer commissions and wholesaler compensation paid on sales of shares of $1 million or more purchased without a sales charge (including purchases by employer-sponsored defined contribution-type retirement plans investing $1 million or more or with 100 or more eligible employees, and retirement plans, endowments and foundations with $50 million or more in assets) ("no load purchases"). Commissions on no load purchases of Class A shares in excess of the Class A Plan limitation not reimbursed to the Principal Underwriter during the most recent fiscal quarter are recoverable for five quarters, provided that such commissions do not exceed the annual expense limit.
 After five quarters these commissions are not recoverable.


For Class B shares, (i) 0.25% is paid to the Principal Underwriter for paying service-related expenses, including service fees paid to qualified dealers, and
(ii) 0.75% is paid to the Principal Underwrtier for distribution-related expenses, including the financing of commissions paid to qualified dealers.


For Class C shares, (i) 0.25% is paid to the Principal Underwriter for paying service-related expenses, including service fees paid to qualified dealers, and
(ii) 0.75% is paid to the Principal Underwriter for paying distribution-related expenses, including commissions paid to qualfied dealers.


For Class F shares, 0.25% is paid to the Principal Underwriter for paying service-related expenses, including service fees paid to qualified dealers or advisers. Currently, no compensation is paid under the fund's Class F Plan for distribution-related expenses.


During the 2000 fiscal year, the fund paid or accrued $14,129,000 for compensation to dealers or the Principal Underwriter under the Plan for Class A shares and $117,000 under the Plan for Class B shares. As of December 31, 2000, accrued and unpaid distribution expenses for Class A and Class B shares were $1,139,000 and $28,000 respectively.


OTHER COMPENSATION TO DEALERS - The Principal Underwriter, at its expense (from a designated percentage of its income), currently provides additional compensation to dealers. Currently these payments are limited to the top 100 dealers who have sold shares of the fund or other funds in The American Funds Group. These payments will be based principally on a pro rata share of a qualifying dealer's sales. The Principal Underwriter will, on an annual basis, determine the advisability of continuing these payments.


                            TAXES AND DISTRIBUTIONS

FUND TAXATION - The fund has elected to be treated as a regulated investment company under Subchapter M of the Code. A regulated investment company qualifying under Subchapter M of


                        American Balanced Fund - Page 17
the Code is required to distribute to its shareholders at least 90% of its investment company taxable income (including the excess of net short-term capital gain over net long-term capital losses) and generally is not subject to federal income tax to the extent that it distributes annually 100% of its investment company taxable income and net realized capital gains in the manner required under the Code. The fund intends to distribute annually all of its investment company taxable income and net realized capital gains and therefore does not expect to pay federal income tax, although in certain circumstances the fund may determine that it is in the interest of shareholders to distribute less than that amount.


To be treated as a regulated investment company under Subchapter M of the Code, the fund must also (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to the business of investing in such securities or currencies, and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the fund's assets is represented by cash, U.S. Government securities and securities of other regulated investment companies, and other securities (for purposes of this calculation generally limited, in respect of any one issuer, to an amount not greater than 5% of the market value of the fund's assets and 10% of the outstanding voting securities of such issuer) and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), or two or more issuers which the fund controls and which are determined to be engaged in the same or similar trades or businesses.


Under the Code, a nondeductible excise tax of 4% is imposed on the excess of a regulated investment company's "required distribution" for the calendar year ending within the regulated investment company's taxable year over the "distributed amount" for such calendar year. The term "required distribution" means the sum of (i) 98% of ordinary income (generally net investment income) for the calendar year, (ii) 98% of capital gain (both long-term and short-term) for the one-year period ending on October 31 (as though the one-year period ending on October 31 were the regulated investment company's taxable year), and
(iii) the sum of any untaxed, undistributed net investment income and net capital gains of the regulated investment company for prior periods. The term "distributed amount" generally means the sum of (i) amounts actually distributed by the fund from its current year's ordinary income and capital gain net income and (ii) any amount on which the fund pays income tax during the periods described above. Although the fund intends to distribute its net investment income and net capital gains so as to avoid excise tax liability, the fund may determine that it is the interest of shareholders to distribute a lesser amount.


DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS - Dividends and capital gain distributions on fund shares will be reinvested in shares of the fund of the same class, unless shareholders indicate in writing that they wish to receive them in cash or in shares of the same class of other American Funds, as provided in the prospectus.


Distributions of investment company taxable income and net realized capital gains to individual shareholders will be taxable whether received in shares or in cash. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of that share on the reinvestment date.


                        American Balanced Fund - Page 18

     DIVIDENDS - The fund intends to follow the practice of distributing substantially all of its investment company taxable income, which includes any excess of net realized short-term gains over net realized long-term capital losses. Investment company taxable income generally includes dividends, interest, net short-term capital gains in excess of net long-term capital losses, and certain foreign currency gains, if any, less expenses and certain foreign currency losses.

     Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time the fund accrues receivables or liabilities denominated in a foreign currency and the time the fund actually collects such receivables, or pays such liabilities, generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain futures contracts, forward contracts and options, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition are also treated as ordinary gain or loss. These gains or losses, referred to under the Code as "Section 988" gains or losses, may increase or decrease the amount of the fund's investment company taxable income to be distributed to its shareholders as ordinary income.


     If the fund invests in stock of certain passive foreign investment companies, the fund may be subject to U.S. federal income taxation on a portion of any "excess distribution" with respect to, or gain from the disposition of, such stock. The tax would be determined by allocating such distribution or gain ratably to each day of the fund's holding period for the stock. The distribution or gain so allocated to any taxable year of the fund, other than the taxable year of the excess distribution or disposition, would be taxed to the fund at the highest ordinary income rate in effect for such year, and the tax would be further increased by an interest charge to reflect the value of the tax deferral deemed to have resulted from the ownership of the foreign company's stock. Any amount of distribution or gain allocated to the taxable year of the distribution or disposition would be included in the fund's investment company taxable income and, accordingly, would not be taxable to the fund to the extent distributed by the fund as a dividend to its shareholders.


     To avoid such tax and interest, the fund intends to elect to treat these securities as sold on the last day of its fiscal year and recognize any gains for tax purposes at that time. Under this election, deductions for losses are allowable only to the extent of any prior recognized gains, and both gains and losses will be treated as ordinary income or loss. The fund will be required to distribute any resulting income, even though it has not sold the security and received cash to pay such distributions. Upon disposition of these securities, any gain recognized is treated as ordinary income and loss is treated as ordinary loss to the extent of any prior recognized gain.


     Dividends from domestic corporations are expected to comprise some portion of the fund's gross income. To the extent that such dividends constitute any of the fund's gross income, a portion of the income distributions of the fund will be eligible for the deduction for dividends received by corporations. Shareholders will be informed of the portion of dividends which so qualify. The dividends-received deduction is reduced to the extent that either the fund shares, or the underlying shares of stock held by the fund, with respect to which dividends are received, are treated as debt-financed under federal income tax law and is eliminated if the shares are deemed to have been held by the shareholder or the fund, as the case may be, for less than 46 days during the 90-day period beginning on the


                        American Balanced Fund - Page 19
     date which is 45 days before the date on which the shares become ex-dividend. Capital gain distributions are not eligible for the dividends-received deduction.


     A portion of the difference between the issue price of zero coupon securities and their face value ("original issue discount") is considered to be income to the fund each year, even though the fund will not receive cash interest payments from these securities. This original issue discount (imputed income) will comprise a part of the investment company taxable income of the fund which must be distributed to shareholders in order to maintain the qualification of the fund as a regulated investment company and to avoid federal income taxation at the level of the fund.


     In addition, some of the bonds may be purchased by a fund at a discount that exceeds the original issue discount on such bonds, if any. This additional discount represents market discount for federal income tax purposes. The gain realized on the disposition of any bond having market discount generally will be treated as taxable ordinary income to the extent it does not exceed the accrued market discount on such bond (unless a fund elects to include market discount in income in tax years to which it is attributable). Generally, market discount accrues on a daily basis for each day the bond is held by a fund on a straight-line basis over the time remaining to the bond's maturity. In the case of any debt security having a fixed maturity date of not more than one year from its date of issue, the gain realized on disposition generally will be treated as short-term capital gain. In general, any gain realized on disposition of a security held less than one year is treated as short-term capital gain.


     Dividend and interest income received by the fund from sources outside the U.S. may be subject to withholding and other taxes imposed by such foreign jurisdictions. Tax conventions between certain countries and the U.S. may reduce or eliminate these foreign taxes, however. Most foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.


     CAPITAL GAIN DISTRIBUTIONS - The fund also intends to follow the practice
     of distributing the entire excess of net realized    long-term capital
     gains over net realized short-term capital losses. Net capital gains for a fiscal year are computed by taking into account any capital loss carry-forward of the fund.

     If any net long-term capital gains in excess of net short-term capital losses are retained by the fund for reinvestment, requiring federal income taxes to be paid thereon by the fund, the fund intends to elect to treat such capital gains as having been distributed to shareholders. As a result, each shareholder will report such capital gains as long-term capital gains taxable to individual shareholders at a maximum 20% capital gains rate, will be able to claim a pro rata share of federal income taxes paid by the fund on such gains as a credit against personal federal income tax liability, and will be entitled to increase the adjusted tax basis on fund shares by the difference between a pro rata share of the retained gains and their related tax credit.


SHAREHOLDER TAXATION - In January of each year individual shareholders of the fund will receive a statement of the federal income tax status of all distributions. Shareholders of the fund also may be subject to state and local taxes on distributions received from the fund. Distributions of the excess of net long-term capital gains over net short-term capital losses which the fund properly designates as "capital gain dividends" generally will be taxable to individual


                        American Balanced Fund - Page 20
shareholders at a maximum 20% capital gains rate, regardless of the length of time the shares of the fund have been held by such shareholders. Any loss realized upon the redemption of shares held at the time of redemption for six months or less from the date of their purchase will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain during such six-month period.


Distributions by the fund result in a reduction in the net asset value of the fund's shares. Should a distribution reduce the net asset value below a shareholder's cost basis, such distribution would nevertheless be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of investment capital. For this reason, investors should consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will then receive a partial return of investment capital upon the distribution, which will nevertheless be taxable to them.


Redemptions of shares, including exchanges for shares of another American Fund, may result in federal, state and local tax consequences (gain or loss) to the shareholder. However, conversion from one class to another class in the same fund should not be a taxable event.


If a shareholder exchanges or otherwise disposes of shares of the fund within 90 days of having acquired such shares, and if, as a result of having acquired those shares, the shareholder subsequently pays a reduced sales charge for shares of the fund, or of a different fund, the sales charge previously incurred in acquiring the fund's shares will not be taken into account (to the extent such previous sales charges do not exceed the reduction in sales charges) for the purposes of determining the amount of gain or loss on the exchange, but will be treated as having been incurred in the acquisition of such other funds. Also, any loss realized on a redemption or exchange of shares of the fund will be disallowed to the extent substantially identical shares are reacquired within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of.


The fund will be required to report to the IRS all distributions of investment company taxable income and capital gains as well as gross proceeds from the redemption or exchange of fund shares, except in the case of certain exempt shareholders. Under the backup withholding provisions of Section 3406 of the Code, distributions of investment company taxable income and capital gains and proceeds from the redemption or exchange of a regulated investment company may be subject to withholding of federal income tax at the rate of 31% in the case of non-exempt U.S. shareholders who fail to furnish the investment company with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law. Withholding may also be required if the fund is notified by the IRS or a broker that the taxpayer identification number furnished by the shareholder is incorrect or that the shareholder has previously failed to report interest or dividend income. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld.


The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. persons, i.e., U.S. citizens and residents and U.S. corporations, partnerships, trusts and estates. Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of the fund, including the possibility that such a


                        American Balanced Fund - Page 21
shareholder may be subject to a U.S. withholding tax at a rate of 30% (or a lower rate under an applicable income tax treaty) on dividend income received by the shareholder.


Shareholders should consult their tax advisers about the application of federal, state and local tax law in light of their particular situation.


                        American Balanced Fund - Page 22

                               PURCHASE OF SHARES



        METHOD            INITIAL INVESTMENT        ADDITIONAL INVESTMENTS
-------------------------------------------------------------------------------
                        See "Purchase           $50 minimum (except where a
                        Minimums" for initial   lower minimum is noted under
                        investment minimums.    "Purchase Minimums").
-------------------------------------------------------------------------------
By contacting           Visit any investment    Mail directly to your
your investment dealer  dealer who is           investment dealer's address
                        registered in the       printed on your account
                        state where the         statement.
                        purchase is made and
                        who has a sales
                        agreement with
                        American Funds
                        Distributors.
-------------------------------------------------------------------------------
By mail                 Make your check         Fill out the account additions
                        payable to the fund     form at the bottom of a recent
                        and mail to the         account statement, make your
                        address indicated on    check payable to the fund,
                        the account             write your account number on
                        application. Please     your check, and mail the check
                        indicate an investment  and form in the envelope
                        dealer on the account   provided with your account
                        application.            statement.
-------------------------------------------------------------------------------
By telephone            Please contact your     Complete the "Investments by
                        investment dealer to    Phone" section on the account
                        open account, then      application or American
                        follow the procedures   FundsLink Authorization Form.
                        for additional          Once you establish the
                        investments.            privilege, you, your financial
                                                advisor or any person with your
                                                account information can call
                                                American FundsLine(R) and make
                                                investments by telephone
                                                (subject to conditions noted in
                                                "Shareholder Account Services
                                                and Privileges - Telephone and
                                                Computer Purchases, Redemptions
                                                and Exchanges" below).
-------------------------------------------------------------------------------
By computer             Please contact your     Complete the American FundsLink
                        investment dealer to    Authorization Form. Once you
                        open account, then      established the privilege, you,
                        follow the procedures   your financial advisor or any
                        for additional          person with your account
                        investments.            information may access American
                                                FundsLine OnLine(R) on the
                                                Internet and make investments
                                                by computer (subject to
                                                conditions noted in
                                                "Shareholder Account Services
                                                and Privileges - Telephone and
                                                Computer Purchases, Redemptions
                                                and Exchanges" below).
-------------------------------------------------------------------------------
By wire                 Call 800/421-0180 to    Your bank should wire your
                        obtain your account     additional investments in the
                        number(s), if           same manner as described under
                        necessary. Please       "Initial Investment."
                        indicate an investment
                        dealer on the account.
                        Instruct your bank to
                        wire funds to:

                        Wells Fargo Bank
                        155 Fifth Street,
                        Sixth Floor
                        San Francisco, CA
                        94106
                        (ABA#121000248)

                        For credit to the
                        account of:
                        American Funds Service
                        Company a/c#
                        4600-076178
                        (fund name)
                        (your fund acct. no.)
-------------------------------------------------------------------------------



The funds and the Principal Underwriter reserve the right to reject any purchase order. Generally, Class F shares may only be purchased through fee-based programs of investment firms and registered investment advisers who have special agreements with the fund's distributor. Class B and C shares are generally not available to certain employer-sponsored retirement plans, such as 401(k) plans, employer-sponsored 403(b) plans, and money purchase


                        American Balanced Fund - Page 23
pension and profit sharing plans. In addition, the state tax-exempt funds are only offered in certain states and tax-exempt funds in general should not serve as retirement plan investments.


PURCHASE MINIMUMS - The minimum initial investment for all funds in The American Funds Group, except the money market funds and the state tax-exempt funds, is $250. The minimum initial investment for the money market funds (The Cash Management Trust of America, The Tax-Exempt Money Fund of America, and The U.S. Treasury Money Fund of America) and the state tax-exempt funds (The Tax-Exempt Fund of California, The Tax-Exempt Fund of Maryland, and The Tax-Exempt Fund of Virginia) is $1,000. Purchase minimums are reduced to $50 for purchases through "Automatic Investment Plans" (except for the money market funds) or to $25 for purchases by retirement plans through payroll deductions and may be reduced or waived for shareholders of other funds in The American Funds Group. The minimum is $50 for additional investments (except for retirement plan payroll deductions as noted above).


PURCHASE MAXIMUM FOR CLASS B SHARES - The maximum purchase order for Class B shares for all American Funds is $100,000. For investments above $100,000, Class A shares are generally a less expensive option over time due to sales charge reductions or waivers.


PURCHASE MAXIMUM FOR CLASS C SHARES - The maximum purchase order for Class C shares for all American Funds is $500,000.


FUND NUMBERS - Here are the fund numbers for use with our automated phone line, American FundsLine/(R)/ (see description below):


                                                  FUND      FUND      FUND       FUND
                                                 NUMBER    NUMBER    NUMBER     NUMBER
FUND                                            CLASS A   CLASS B   CLASS C    CLASS F
----------------------------------------------------------------------------------------
STOCK AND STOCK/BOND FUNDS
AMCAP Fund/(R)/ . . . . . . . . . . . . . . .      02       202       302        402
American Balanced Fund/(R)/ . . . . . . . . .      11       211       311        411
American Mutual Fund/(R)/ . . . . . . . . . .      03       203       303        403
Capital Income Builder/(R)/ . . . . . . . . .      12       212       312        412
Capital World Growth and Income Fund/SM/  . .      33       233       333        433
EuroPacific Growth Fund/(R)/  . . . . . . . .      16       216       316        416
Fundamental Investors/SM/ . . . . . . . . . .      10       210       310        410
The Growth Fund of America/(R)/ . . . . . . .      05       205       305        405
The Income Fund of America/(R)/ . . . . . . .      06       206       306        406
The Investment Company of America/(R)/  . . .      04       204       304        404
The New Economy Fund/(R)/ . . . . . . . . . .      14       214       314        414
New Perspective Fund/(R)/ . . . . . . . . . .      07       207       307        407
New World Fund/SM/  . . . . . . . . . . . . .      36       236       336        436
SMALLCAP World Fund/(R)/  . . . . . . . . . .      35       235       335        435
Washington Mutual Investors Fund/SM/  . . . .      01       201       301        401
BOND FUNDS
American High-Income Municipal Bond Fund/(R)/      40       240       340        440
American High-Income Trust/SM/  . . . . . . .      21       221       321        421
The Bond Fund of America/SM/  . . . . . . . .      08       208       308        408
Capital World Bond Fund/(R)/  . . . . . . . .      31       231       331        431
Intermediate Bond Fund of America/SM/ . . . .      23       223       323        423
Limited Term Tax-Exempt Bond Fund of
America/SM/ . . . . . . . . . . . . . . . . .      43       243       343        443
The Tax-Exempt Bond Fund of America/(R)/  . .      19       219       319        419
The Tax-Exempt Fund of California/(R)/* . . .      20       220       320        420
The Tax-Exempt Fund of Maryland/(R)/* . . . .      24       224       324        424
The Tax-Exempt Fund of Virginia/(R)/* . . . .      25       225       325        425
U.S. Government Securities Fund/SM/ . . . . .      22       222       322        422
MONEY MARKET FUNDS
The Cash Management Trust of America/(R)/ . .      09       209       309        409
The Tax-Exempt Money Fund of America/SM/  . .      39       N/A       N/A        N/A
The U.S. Treasury Money Fund of America/SM/ .      49       N/A       N/A        N/A
___________
*Available only in certain states.




                        American Balanced Fund - Page 24

                                 SALES CHARGES

CLASS A SALES CHARGES - The sales charges you pay when purchasing Class A shares of stock, stock/bond, and bond funds of The American Funds Group are set forth below. The money market funds of The American Funds Group are offered at net asset value. (See "Fund Numbers" for a listing of the funds.)

                                                                                           DEALER
                                                                   SALES CHARGE AS       CONCESSION
                                                                  PERCENTAGE OF THE:    AS PERCENTAGE
                                                                  ------------------       OF THE
AMOUNT OF PURCHASE
AT THE OFFERING PRICE                                            NET AMOUNT  OFFERING     OFFERING
                                                                 -INVESTED-   PRICE         PRICE
----------------------------------------------------------------- --------    -----         -----
STOCK AND STOCK/BOND FUNDS
Less than $25,000 . . . . . . . . .                                6.10%      5.75%         5.00%
$25,000 but less than $50,000 . . .                                5.26       5.00          4.25
$50,000 but less than $100,000. .                                  4.71       4.50          3.75
BOND FUNDS
Less than $100,000 . . . . . . . .                                 3.90       3.75          3.00
STOCK, STOCK/BOND, AND BOND FUNDS
$100,000 but less than $250,000 .                                  3.63       3.50          2.75
$250,000 but less than $500,000 .                                  2.56       2.50          2.00
$500,000 but less than $750,000 .                                  2.04       2.00          1.60
$750,000 but less than $1 million                                  1.52       1.50          1.20
$1 million or more . . . . . . . . . .        none     none    (see below)
-----------------------------------------------------------------------------


CLASS A PURCHASES NOT SUBJECT TO SALES CHARGES - Investments of $1 million or more are sold with no initial sales charge. HOWEVER, A 1% CONTINGENT DEFERRED SALES CHARGE (CDSC) MAY BE


                        American Balanced Fund - Page 25

IMPOSED IF REDEMPTIONS ARE MADE WITHIN ONE YEAR OF PURCHASE. Employer-sponsored defined contribution-type plans investing $1 million or more, or with 100 or more eligible employees, and Individual Retirement Account rollovers from retirement plans with assets invested in the American Funds (see "Individual Retirement Account (IRA) Rollovers" below) may invest with no sales charge and are not subject to a CDSC. 403(b) plans may be treated as employer-sponsored plans for sales charge purposes if: (i) the American Funds are principal investment options; (ii) the employer facilitates the enrollment process by, for example, allowing for onsite group enrollment meetings held during working hours; and (iii) there is only one dealer firm assigned to the plans. 403(b) plans meeting these criteria may invest with no sales charge and are not subject to a CDSC if investing $1 million or more or having 100 or more eligible employees.


Investments made through accounts that purchased Class A shares of the fund before March 15, 2001 and are part of certain qualified fee-based programs, and retirement plans, endowments or foundations with $50 million or more in assets, may also be made with no sales charge and are not subject to a CDSC. A dealer concession of up to 1% may be paid by the fund under its Class A Plan of Distribution on investments made with no initial sales charge.


In addition, Class A shares of the stock, stock/bond and bond funds may be sold at net asset value to:


(1) current or retired directors, trustees, officers and advisory board members of, and certain lawyers who provide services to, the funds managed by Capital Research and Management Company, current or retired employees of Washington Management Corporation, current or retired employees and partners of The Capital Group Companies, Inc. and its affiliated companies, certain family members and employees of the above persons, and trusts or plans primarily for such persons;

(2) current registered representatives, retired registered representatives with respect to accounts established while active, or full-time employees (and their spouses, parents, and children) of dealers who have sales agreements with the Principal Underwriter (or who clear transactions through such dealers) and plans for such persons or the dealers;

(3) companies exchanging securities with the fund through a merger, acquisition or exchange offer;

(4)  insurance company separate accounts;

(5)  accounts managed by subsidiaries of The Capital Group Companies, Inc.;

(6) The Capital Group Companies, Inc., its affiliated companies and Washington Management Corporation; and

(7) wholesalers and full-time employees of insurance companies involved in the distribution of insurance company separate accounts whose underlying investments are managed by any affiliate of The Capital Group Companies, Inc.

Shares are offered at net asset value to these persons and organizations due to anticipated economies in sales effort and expense.


                        American Balanced Fund - Page 26

CONTINGENT DEFERRED SALES CHARGE ON CLASS A AND C SHARES - Except as described above, a CDSC of 1% applies to redemptions of Class A shares of the American Funds, other than the money market funds, made within 12 months following the purchase of Class A shares of $1 million or more made without an initial sales charge. A CDSC of 1% also applies to redemptions of Class C shares of the American Funds made within 12 months following the purchase of the Class C shares. The charge is 1% of the lesser of the value of the shares redeemed (exclusive of reinvested dividends and capital gain distributions) or the total cost of such shares. Shares held the longest are assumed to be redeemed first for purposes of calculating this CDSC. The CDSC may be waived in certain circumstances. See "CDSC Waivers for Class A and C Shares" below.


CLASS B SALES CHARGES - Class B shares are sold without any initial sales charge. However, a CDSC may be applied to shares you sell within six years of purchase, as shown in the table below:



  CONTINGENT DEFERRED SALES CHARGE
     ON SHARES SOLD WITHIN YEAR             AS A % OF SHARES BEING SOLD
 ------------------------------------------------------------------------------
                 1                                    5.00%
                 2                                    4.00%
                 3                                    4.00%
                 4                                    3.00%
                 5                                    2.00%
                 6                                    1.00%



There is no CDSC on appreciation in share value above the initial purchase price or on shares acquired through reinvestment of dividends or capital gain distributions. In addition, the CDSC may be waived in certain circumstances.
 See "CDSC Waivers for Class B shares" below. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. In processing redemptions of Class B shares, shares that are not subject to any CDSC will be redeemed first followed by shares that you have owned the longest during the six-year period.


CLASS F SALES CHARGE - Class F shares are sold with no initial or contingent deferred sales charge.


DEALER COMMISSIONS AND COMPENSATION - For Class A shares, commissions (up to 1%) are paid to dealers who initiate and are responsible for purchases of $1 million or more, for purchases by any employer-sponsored defined contribution-type plan investing $1 million or more or with 100 or more eligible employees, IRA rollover accounts (as described in "Individual Retirement Account (IRA) Rollovers" below), and for purchases made at net asset value by certain retirement plans, endowments and foundations with assets of $50 million or more.
 Commissions on investments in Class A shares are paid at the following rates:
1.00% on amounts of $1 million to $4 million, 0.50% on amounts over $4 million to $10 million, and 0.25% on amounts over $10 million. Commissions are based on cumulative investments and are not annually reset.


For Class B shares, compensation equal to 4.00% of the amount invested is paid by the Principal Underwriter to dealers who sell Class B shares.


                        American Balanced Fund - Page 27

For Class C shares, compensation equal to 1.00% of the amount invested is paid by the Principal Underwriter to dealers who sell Class C shares.


CONVERSION OF CLASS B AND C SHARES - Class B shares automatically convert to Class A shares in the month of the eight-year anniversary of the purchase date.
 Class C shares automatically convert to Class F shares in the month of the ten-year anniversary of the purchase date. The conversion of shares is subject to the Internal Revenue Service's continued position that the conversions are not subject to federal income tax. In the event the Internal Revenue Service no longer takes this position, the automatic conversion feature may be suspended, in which event no further conversions of Class B or C shares would occur while such suspension remained in effect. In that event, at your option, Class B shares could be exchanged for Class A shares and Class C shares for Class F shares on the basis of the relative net asset values of the two classes, without the imposition of a sales charge or fee; however, such an exchange could constitute a taxable event for you. Absent such an exchange, Class B and C shares would continue to be subject to higher expenses for longer than eight years and ten years, respectively.


                      SALES CHARGE REDUCTIONS AND WAIVERS

REDUCING YOUR CLASS A SALES CHARGE - You and your "immediate family" (your spouse and your children under age 21) may combine investments to reduce your costs. You must let your investment dealer or American Funds Service Company (the "Transfer Agent") know if you qualify for a reduction in your sales charge using one or any combination of the methods described below.


     STATEMENT OF INTENTION - You may enter into a non-binding commitment to purchase shares of a fund(s) over a 13-month period and receive the same sales charge as if all shares had been purchased at once. This includes purchases made during the previous 90 days, but does not include future appreciation of your investment or reinvested distributions. The reduced sales charges and offering prices set forth in the Prospectus apply to purchases of $25,000 or more for equity funds and $100,000 or more for bond funds made within a 13-month period subject to the following statement of intention (the "Statement"). The Statement is not a binding obligation to purchase the indicated amount.

     When a shareholder elects to use a Statement in order to qualify for a reduced sales charge, shares equal to 5% of the dollar amount specified in the Statement will be held in escrow in the shareholder's account out of the initial purchase (or subsequent purchases, if necessary) by the Transfer Agent. All dividends and any capital gain distributions on shares held in escrow will be credited to the shareholder's account in shares (or paid in cash, if requested). If the intended investment is not completed within the specified 13-month period, the purchaser will remit to the Principal Underwriter the difference between the sales charge actually paid and the sales charge which would have been paid if the total of such purchases had been made at a single time. If the difference is not paid by the close of the Statement period, the appropriate number of shares held in escrow will be redeemed to pay such difference. If the proceeds from this redemption are inadequate, the purchaser will be liable to the Principal Underwriter for the balance still outstanding.

     The Statement may be revised upward at any time during the 13-month period, and such a revision will be treated as a new Statement, except that the 13-month period during which the purchase must be made will remain unchanged. Accordingly, upon your


                        American Balanced Fund - Page 28
     request, the sales charge paid on investments made 90 days prior to the Statement revision will be adjusted to reflect the revised Statement.

     Existing holdings eligible for rights of accumulation (see below), including Class A shares held in a fee-based arrangement, other classes of shares of the American Funds, and any individual investments in American Legacy variable annuities and variable life insurance policies (American Legacy, American Legacy II and American Legacy III variable annuities, American Legacy Life, American Legacy Variable Life, and American Legacy Estate Builder) may be credited toward satisfying the Statement.

     During the Statement period reinvested dividends and capital gain distributions, investments in money market funds, and investments made under a right of reinstatement will not be credited toward satisfying the Statement. The Statement will be considered completed if the shareholder dies within the 13-month Statement period. Commissions will not be adjusted or paid on the difference between the Statement amount and the amount actually invested before the shareholder's death.

     When the trustees of certain retirement plans purchase shares by payroll deduction, the sales charge for the investments made during the 13-month period will be handled as follows: the regular monthly payroll deduction investment will be multiplied by 13 and then multiplied by 1.5. The current value of existing American Funds investments (other than money market fund investments) and any rollovers or transfers reasonably anticipated to be invested in non-money market American Funds during the 13-month period, and any individual investments in American Legacy variable annuities and variable life insurance policies are added to the figure determined above. The sum is the Statement amount and applicable breakpoint level. On the first investment and all other investments made pursuant to the Statement, a sales charge will be assessed according to the sales charge breakpoint thus determined. There will be no retroactive adjustments in sales charges on investments made during the 13-month period.

     Shareholders purchasing shares at a reduced sales charge under a Statement indicate their acceptance of these terms with their first purchase.

     AGGREGATION - Sales charge discounts are available for certain aggregated investments. Qualifying investments include those made by you and your immediate family (your spouse and your children under the age of 21), if all parties are purchasing shares for their own accounts and/or:

     . individual-type employee benefit plan(s), such as an IRA, 403(b) plan (see exception below), or single-participant Keogh-type plan;

     . business accounts solely controlled by you or your immediate family (for example, you own the entire business);

     . trust accounts established by you or your immediate family. However, if the person(s) who established the trust is deceased, the trust account may be aggregated with accounts of the person who is the primary beneficiary of the trust; or

     . endowments or foundations established and controlled by you or your immediate family.


                        American Balanced Fund - Page 29

     Individual purchases by a trustee(s) or other fiduciary(ies) may also be aggregated if the investments are:

     . for a single trust estate or fiduciary account, excluding individual-type employee benefit plans described above;

     . made for two or more employee benefit plans of a single employer or of affiliated employers as defined in the 1940 Act, again excluding individual-type employee benefit plans described above;

     . for a diversified common trust fund or other diversified pooled account not specifically formed for the purpose of accumulating fund shares;

     . for non-profit, charitable or educational organizations (or any employer-sponsored retirement plan for such an endowment or foundation) or any endowments or foundations established and controlled by the organization; or

     . for participant accounts of a 403(b) plan that is treated as an employer-sponsored plan (see "Class A Purchases Not Subject to Sales Charges" above), or made for two or more 403(b) plans that are treated as employer-sponsored plans of a single employer or affiliated employers as defined in the 1940 Act.

     Purchases made for nominee or street name accounts (securities held in the name of an investment dealer or another nominee such as a bank trust department instead of the customer) may not be aggregated with those made for other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as described above.

     CONCURRENT PURCHASES - You may combine purchases of all classes of shares of two or more funds in The American Funds Group, as well as individual holdings in American Legacy variable annuities and variable life insurance policies. Shares of money market funds purchased through an exchange, reinvestment or cross-reinvestment from a fund having a sales charge also qualify. However, direct purchases of the money market funds are excluded.

     RIGHTS OF ACCUMULATION - You may take into account the current value (or if greater, the amount you invested less any withdrawals) of your existing holdings in all share classes of The American Funds Group, as well as your holdings in Endowments (shares of which may be owned only by tax-exempt organizations), to determine your sales charge on investments in accounts eligible to be aggregated, or when making a gift to an individual or charity. When determining your sales charge, you may also take into account the value of your individual holdings, as of the end of the week prior to your investment, in various American Legacy variable annuities and variable life insurance policies. Direct purchases of the money market funds are excluded.

CDSC WAIVERS FOR CLASS A AND C SHARES - Any CDSC on Class A and C shares may be waived in the following cases:


(1) Exchanges (except if shares acquired by exchange are then redeemed within 12 months of the initial purchase).


                        American Balanced Fund - Page 30

(2) Distributions from 403(b) plans or IRAs due to death, post-purchase disability or attainment of age 59-1/2.

(3)  Tax-free returns of excess contributions to IRAs.

(4) Redemptions through systematic withdrawal plans (see "Automatic Withdrawals" below), not exceeding 12% each year of the lesser of the original purchase cost or the current market value of the shares being sold that would otherwise be subject to a CDSC.

CDSC WAIVERS FOR CLASS B SHARES - Any CDSC on Class B shares may be waived in the following cases:


(1) Redemptions through systematic withdrawal plans ("SWPs") (see "Automatic Withdrawals" below) not exceeding 12% each year of the lesser of the original purchase cost or the current market value of the shares being sold that would otherwise be subject to a CDSC. Shares not subject to a CDSC (such as shares representing reinvestment of distributions) will be redeemed first and will count toward the 12% limitation. If there are insufficient shares not subject to a CDSC, shares subject to the lowest CDSC will be redeemed next until the 12% limit is reached.

The 12% fee from CDSC limit is calculated on a pro rata basis at the time the first payment is made and is recalculated thereafter on a pro rata basis at the time of each SWP payment. Shareholders who establish a SWP should be aware that the amount of that payment not subject to a CDSC may vary over time depending on fluctuations in net asset value of their account. This privilege may be revised or terminated at any time.


(2) Required minimum distributions taken from retirement accounts upon the attainment of age 70-1/2.

(3) Distributions due to death or post-purchase disability of a shareholder. In the case of joint tenant accounts, if one joint tenant dies, the surviving joint tenant(s), at the time they notify the Transfer Agent of the decedent's death and remove his/her name from the account, may redeem shares from the account without incurring a CDSC. Redemptions subsequent to the notification to the Transfer Agent of the death of one of the joint owners will be subject to a CDSC.

                 INDIVIDUAL RETIREMENT ACCOUNT (IRA) ROLLOVERS

Assets from a retirement plan (plan assets) may be invested in any class of shares of the American Funds (except as described below) through an IRA rollover plan. All such rollover investments will be subject to the terms and conditions for Class A, B, C and F shares contained in the fund's current prospectus and statement of additional information. In the case of an IRA rollover involving plan assets that offered an investment option managed by any affiliate of The Capital Group Companies, Inc., including any of the American Funds, the assets may only be invested in Class A shares of the American Funds. Such investments will be at net asset value and will not be subject to a contingent deferred sales charge. Dealers who initiate and are responsible for such investments will be compensated pursuant to the schedule applicable to Class A share investments of $1 million or more (see "Dealers Commissions and Compensation" above).


                        American Balanced Fund - Page 31

                                PRICE OF SHARES

Shares are purchased at the offering price next determined after the purchase order is received and accepted by the fund or the Transfer Agent; this offering price is effective for orders received prior to the time of determination of the net asset value and, in the case of orders placed with dealers, accepted by the Principal Underwriter prior to its close of business. In the case of orders sent directly to the fund or the Transfer Agent, an investment dealer MUST be indicated. The dealer is responsible for promptly transmitting purchase orders to the Principal Underwriter.


Orders received by the investment dealer, the Transfer Agent, or the fund after the time of the determination of the net asset value will be entered at the next calculated offering price. Prices which appear in the newspaper do not always indicate prices at which you will be purchasing and redeeming shares of the fund, since such prices generally reflect the previous day's closing price whereas purchases and redemptions are made at the next calculated price. The price you pay for shares, the offering price, is based on the net asset value per share which is calculated once daily as of approximately 4:00 p.m. New York time, which is the normal close of trading on the New York Stock Exchange each day the Exchange is open. If, for example, the Exchange closes at 1:00 p.m., the fund's share price would still be determined as of 4:00 p.m. New York time. The New York Stock Exchange is currently closed on weekends and on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day.


All portfolio securities of funds managed by Capital Research and Management Company (other than money market funds) are valued, and the net asset value per share is determined as follows:


1. Equity securities, including depositary receipts, are valued at the last reported sale price on the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange or market determined by the Investment Adviser to be the broadest and most representative market, which may be either a securities exchange or the over-the-counter market. Fixed-income securities are valued at prices obtained from a pricing service, when such prices are available; however, in circumstances where the Investment Adviser deems it appropriate to do so, such securities will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type.

Short-term securities maturing within 60 days are valued at amortized cost which approximates market value.


Assets or liabilities initially expressed in terms of non-U.S. currencies are translated prior to the next determination of the net asset value of the fund's shares into U.S. dollars at the prevailing market rates.


Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith under policies approved by the fund's Board. The fair value of all other assets is added to the value of securities to arrive at the total assets;


2. Liabilities, including accruals of taxes and other expense items, are deducted from total assets; and


                        American Balanced Fund - Page 32

3. Net assets so obtained are then divided by the total number of shares outstanding, and the result, rounded to the nearer cent, is the net asset value per share.

                                 SELLING SHARES

Shares are sold at the net asset value next determined after your request is received in good order by the Transfer Agent. Sales of certain Class A, B and C shares may be subject to a CDSC. Generally, Class F shares may only be sold through fee-based programs of investment firms and registered investment advisers with special agreements with the fund's distributor.


You may sell (redeem) other classes of shares in your account in any of the following ways:


     THROUGH YOUR DEALER (certain charges may apply)

     - Shares held for you in your dealer's street name must be sold through the dealer.

     WRITING TO AMERICAN FUNDS SERVICE COMPANY

     -     Requests must be signed by the registered shareholder(s).

     -     A signature guarantee is required if the redemption is:

          -  Over $50,000;

          -  Made payable to someone other than the registered shareholder(s);
             or

          - Sent to an address other than the address of record, or an address of record which has been changed within the last 10 days.

          Your signature may be guaranteed by a domestic stock exchange or the National Association of Securities Dealers, Inc., bank, savings association or credit union that is an eligible guarantor institution. The Transfer Agent reserves the right to require a signature guarantee on any redemptions.


     - Additional documentation may be required for sales of shares held in corporate, partnership or fiduciary accounts.

     - You must include any shares you wish to sell that are in certificate form.

     TELEPHONING OR FAXING AMERICAN FUNDS SERVICE COMPANY, OR BY USING AMERICAN FUNDSLINE/(R)/ OR AMERICAN FUNDSLINE ONLINE/(R)/

     - Redemptions by telephone or fax (including American FundsLine/(R)/ and American FundsLine OnLine/(R)/) are limited to $50,000 per shareholder each day.

     -     Checks must be made payable to the registered shareholder(s).

     - Checks must be mailed to an address of record that has been used with the account for at least 10 days.


                        American Balanced Fund - Page 33

     MONEY MARKET FUNDS

     - You may have redemptions of $1,000 or more wired to your bank by writing American Funds Service Company.

     - You may establish check writing privileges (use the money market funds application).

          - If you request check writing privileges, you will be provided with checks that you may use to draw against your account. These checks may be made payable to anyone you designate and must be signed by the authorized number of registered shareholders exactly as indicated on your checking account signature card.

          - Check writing is not available for Class B, C or F shares of The Cash Management Trust.

If you sell Class A, B or C shares and request a specific dollar amount to be sold, we will sell sufficient shares so that the sale proceeds, after deducting any applicable CDSC, equals the dollar amount requested.


Redemption proceeds will not be mailed until sufficient time has passed to provide reasonable assurance that checks or drafts (including certified or cashier's checks) for shares purchased have cleared (which may take up to 15 calendar days from the purchase date). Except for delays relating to clearance of checks for share purchases or in extraordinary circumstances (and as permissible under the 1940 Act), sale proceeds will be paid on or before the seventh day following receipt and acceptance of an order. Interest will not accrue or be paid on amounts that represent uncashed distribution or redemption checks.


You may reinvest proceeds from a redemption or a dividend or capital gain distribution of Class A, B, C or F shares without a sales charge in the Class A shares of any fund in The American Funds Group within 90 days after the date of the redemption or distribution (any CDSC on Class A or C shares will be credited to your account). In addition, proceeds from a redemption or a dividend or capital gain distribution of Class C shares may be reinvested in Class C shares. Redemption proceeds of shares representing direct purchases in the money market funds that are reinvested in non-money market funds will be subject to a sales charge. Proceeds will be reinvested at the next calculated net asset value after your request is received and accepted by the Transfer Agent.


                  SHAREHOLDER ACCOUNT SERVICES AND PRIVILEGES

The following services and privileges are generally available to all shareholders. However, certain services and privileges may not be available if your account is held with an investment dealer.


AUTOMATIC INVESTMENT PLAN - An automatic investment plan enables you to make monthly or quarterly investments in The American Funds through automatic debits from your bank account. To set up a plan you must fill out an account application and specify the amount you would like to invest ($50 minimum) and the date on which you would like your investments to occur. The plan will begin within 30 days after your account application is received. Your bank account will be


                        American Balanced Fund - Page 34
debited on the day or a few days before your investment is made, depending on the bank's capabilities. The Transfer Agent will then invest your money into the fund you specified on or around the date you specified. For example, if the date you specified falls on a weekend or holiday, your money will be invested on the next business day. If your bank account cannot be debited due to insufficient funds, a stop-payment or the closing of the account, the plan may be terminated and the related investment reversed. You may change the amount of the investment or discontinue the plan at any time by writing to the Transfer Agent.


AUTOMATIC REINVESTMENT - Dividends and capital gain distributions are reinvested in additional shares of the same class and fund at net asset value unless you indicate otherwise on the account application. You also may elect to have dividends and/or capital gain distributions paid in cash by informing the fund, the Transfer Agent or your investment dealer.


If you have elected to receive dividends and/or capital gain distributions in cash, and the postal or other delivery service is unable to deliver checks to your address of record, or you do not respond to mailings from American Funds Service Company with regard to uncashed distribution checks, your distribution option will automatically be converted to having all dividends and other distributions reinvested in additional shares.


CROSS-REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS - You may cross-reinvest dividends and capital gains ("distributions") of the same share class into any other fund in The American Funds Group at net asset value, subject to the following conditions:


(a) The aggregate value of your account(s) in the fund(s) paying distributions equals or exceeds $5,000 (this is waived if the value of the account in the fund receiving the distributions equals or exceeds that fund's minimum initial investment requirement),

(b) If the value of the account of the fund receiving distributions is below the minimum initial investment requirement, distributions must be automatically reinvested,

(c) If you discontinue the cross-reinvestment of distributions, the value of the account of the fund receiving distributions must equal or exceed the minimum initial investment requirement. If you do not meet this requirement within 90 days of notification, the fund has the right to automatically redeem the account.

EXCHANGE PRIVILEGE - You may only exchange shares into other funds in The American Funds Group within the same class. However, exchanges from Class A shares of The Cash Management Trust of America may be made to Class B or C shares of any other American Fund for dollar cost averaging purposes. Exchange purchases are subject to the minimum investment requirements of the fund purchased and no sales charge generally applies. However, exchanges of shares from the money market funds are subject to applicable sales charges on the fund being purchased, unless the money market fund shares were acquired by an exchange from a fund having a sales charge, or by reinvestment or cross-reinvestment of dividends or capital gain distributions.


Exchanges of Class F shares generally may only be done through fee-based programs of investment firms and registered investment advisers with special agreements with the fund's distributor. You may exchange shares of other classes by writing to the Transfer Agent (see "Selling Shares"), by contacting your investment dealer, by using American FundsLine and American FundsLine OnLine (see "American FundsLine and American FundsLine OnLine"


                        American Balanced Fund - Page 35
below), or by telephoning 800/421-0180 toll-free, faxing (see "American Funds Service Company Service Areas" -- "Principal Underwriter and Transfer Agent" in the prospectus for the appropriate fax numbers) or telegraphing the Transfer Agent. (See "Telephone and Computer Purchases, Redemptions and Exchanges" below.) Shares held in corporate-type retirement plans for which Capital Bank and Trust Company serves as trustee may not be exchanged by telephone, computer, fax or telegraph. Exchange redemptions and purchases are processed simultaneously at the share prices next determined after the exchange order is received. (See "Purchase of Shares"--"Price of Shares.") THESE TRANSACTIONS HAVE THE SAME TAX CONSEQUENCES AS ORDINARY SALES AND PURCHASES.


AUTOMATIC EXCHANGES - You may automatically exchange shares of the same class in amounts of $50 or more among any of the funds in The American Funds Group on any day (or preceding business day if the day falls on a non-business day) of each month you designate.


AUTOMATIC WITHDRAWALS - Withdrawal payments are not to be considered as dividends, yield or income. Automatic investments may not be made into a shareholder account from which there are automatic withdrawals. Withdrawals of amounts exceeding reinvested dividends and distributions and increases in share value would reduce the aggregate value of the shareholder's account. The Transfer Agent arranges for the redemption by the fund of sufficient shares, deposited by the shareholder with the Transfer Agent, to provide the withdrawal payment specified.


ACCOUNT STATEMENTS - Your account is opened in accordance with your registration instructions. Transactions in the account, such as additional investments will be reflected on regular confirmation statements from the Transfer Agent. Dividend and capital gain reinvestments, purchases through automatic investment plans and certain retirement plans, as well as automatic exchanges and withdrawals will be confirmed at least quarterly.


AMERICAN FUNDSLINE AND AMERICAN FUNDSLINE ONLINE - You may check your share balance, the price of your shares, or your most recent account transaction, redeem shares (up to $50,000 per shareholder each day) from non-retirement plan accounts, or exchange shares around the clock with American FundsLine and American FundsLine OnLine. To use these services, call 800/325-3590 from a TouchTone(TM) telephone or access the American Funds Web site on the Internet at www.americanfunds.com. Redemptions and exchanges through American FundsLine and American FundsLine OnLine are subject to the conditions noted above and in "Telephone and Computer Purchases, Redemptions and Exchanges" below. You will need your fund number (see the list of funds in The American Funds Group under "Purchase of Shares - Purchase Minimums" and "Purchase of Shares - Fund Numbers"), personal identification number (generally the last four digits of your Social Security number or other tax identification number associated with your account) and account number.


TELEPHONE AND COMPUTER PURCHASES, REDEMPTIONS AND EXCHANGES - By using the telephone (including American FundsLine) or computer (including American FundsLine OnLine), fax or telegraph purchase, redemption and/or exchange options, you agree to hold the fund, the Transfer Agent, any of its affiliates or mutual funds managed by such affiliates, and each of their respective directors, trustees, officers, employees and agents harmless from any losses, expenses, costs or liability (including attorney fees) which may be incurred in connection with the exercise of these privileges. Generally, all shareholders are automatically eligible to use these options. However, you may elect to opt out of these options by writing the Transfer Agent (you may also reinstate them at any time by writing the Transfer Agent). If the Transfer Agent does not


                        American Balanced Fund - Page 36
employ reasonable procedures to confirm that the instructions received from any person with appropriate account information are genuine, it and/or the fund may be liable for losses due to unauthorized or fraudulent instructions. In the event that shareholders are unable to reach the fund by telephone because of technical difficulties, market conditions, or a natural disaster, redemption and exchange requests may be made in writing only.


REDEMPTION OF SHARES - The fund's Articles of Incorporation permits the fund to direct the Transfer Agent to redeem the shares of any shareholder for their then current net asset value per share if at such time the shareholder of record owns shares having an aggregate net asset value of less than the minimum initial investment amount required of new shareholders as set forth in the fund's current registration statement under the 1940 Act, and subject to such further terms and conditions as the Board of Directors of the fund may from time to time adopt.


SHARE CERTIFICATES - Shares are credited to your account and certificates are not issued unless you request them by writing to the Transfer Agent.


                      EXECUTION OF PORTFOLIO TRANSACTIONS

The Investment Adviser places orders for the fund's portfolio securities transactions. The Investment Adviser strives to obtain the best available prices in its portfolio transactions taking into account the costs and quality of executions. When, in the opinion of the Investment Adviser, two or more brokers (either directly or through their correspondent clearing agents) are in a position to obtain the best price and execution, preference may be given to brokers who have sold shares of the fund or who have provided investment research, statistical, or other related services to the Investment Adviser. The fund does not consider that it has an obligation to obtain the lowest available commission rate to the exclusion of price, service and qualitative considerations.


There are occasions on which portfolio transactions for the fund may be executed as part of concurrent authorizations to purchase or sell the same security for other funds served by the Investment Adviser, or for trusts or other accounts served by affiliated companies of the Investment Adviser. Although such concurrent authorizations potentially could be either advantageous or disadvantageous to the fund, they are effected only when the Investment Adviser believes that to do so is in the interest of the fund. When such concurrent authorizations occur, the objective is to allocate the executions in an equitable manner. The fund will not pay a mark-up for research in principal transactions.


The fund is required to disclose information regarding investments in the securities of broker-dealers (or parents of broker-dealers that derive more than 15% of their revenue from broker-dealer activities) which have certain relationships with the fund. During the last fiscal year, J.P. Morgan Chase & Co., Bank of America Securities, LLC and UBS Warburg Dillon Reed LLC were among the top 10 dealers that received the largest amount of brokerage commissions, and J.P. Morgan Chase & Co. was among the top 10 dealers that acted as principals in portfolio transactions. The fund held equity securities of Bank of America Corp. and J.P. Morgan Chase & Co. in the amounts of $69,730,000 and $11,359,000, respectively, and debt securities of UBS AG in the amount of $7,887,000 as of the close of its most recent fiscal year.


Brokerage commissions paid on portfolio transactions for the fiscal years ended 2000, 1999 and 1998, amounted to $5,931,000, $3,787,000 and $3,250,000.


                        American Balanced Fund - Page 37

                              GENERAL INFORMATION

CUSTODIAN OF ASSETS - Securities and cash owned by the fund, including proceeds from the sale of shares of the fund and of securities in the fund's portfolio, are held by The Chase Manhattan Bank, One Chase Manhattan Plaza, New York, NY
 10081, as Custodian. If the fund holds non-U.S. securities, the Custodian may hold these securities pursuant to sub-custodial arrangements in non-U.S. banks or non-U.S. branches of U.S. banks.


TRANSFER AGENT - American Funds Service Company, a wholly owned subsidiary of the Investment Adviser, maintains the records of each shareholder's account, processes purchases and redemptions of the fund's shares, acts as dividend and capital gain distribution disbursing agent, and performs other related shareholder service functions. American Funds Service Company was paid a fee of $6,969,000 for Class A shares and $15,000 for Class B Shares for the 2000 fiscal year.


INDEPENDENT AUDITORS - Deloitte & Touche LLP, Two California Plaza, 350 South Grand Avenue, Los Angeles, CA 90071, serves as the fund's independent auditors providing audit services, preparation of tax returns and review of certain documents to be filed with the Securities and Exchange Commission. The financial statements included in this Statement of Additional Information from the Annual Report have been so included in reliance on the report of Deloitte & Touche LLP, independent auditors, given on the authority of said firm as experts in accounting and auditing. The selection of the fund's independent auditors is reviewed and determined annually by the Board of Directors.


PROSPECTUSES, REPORTS TO SHAREHOLDERS AND PROXY STATEMENTS - The fund's fiscal year ends on December 31. Shareholders are provided updated prospectuses annually and at least semiannually with reports showing the investment portfolio, financial statements and other information. The fund's annual financial statements are audited by the fund's independent auditors, Deloitte & Touche LLP. In addition, shareholders may also receive proxy statements for the fund. In an effort to reduce the volume of mail shareholders receive from the fund when a household owns more than one account, the Transfer Agent has taken steps to eliminate duplicate mailings of prospectuses, shareholder reports and proxy statements. To receive additional copies of a prospectus, report or proxy statement, shareholders should contact the Transfer Agent.


PERSONAL INVESTING POLICY - The fund, Capital Research and Management Company and its affiliated companies, including the fund's principal underwriter, have adopted codes of ethics which allow for personal investments, including securities in which the fund may invest from time to time. This policy includes: a ban on acquisitions of securities pursuant to an initial public offering; restrictions on acquisitions of private placement securities; pre-clearance and reporting requirements; review of duplicate confirmation statements; annual recertification of compliance with codes of ethics; blackout periods on personal investing for certain investment personnel; ban on short-term trading profits for investment personnel; limitations on service as a director of publicly traded companies; and disclosure of personal securities transactions.


OTHER INFORMATION - The financial statements including the investment portfolio and the report of Independent Auditors contained in the Annual Report are included in this Statement of Additional Information. The following information is not included in the Annual Report:


                        American Balanced Fund - Page 38

             DETERMINATION OF NET ASSET VALUE, REDEMPTION PRICE AND
    MAXIMUM OFFERING PRICE PER SHARE FOR CLASS A SHARES -- DECEMBER 31, 2000

Net asset value and redemption price per share
  (Net assets divided by shares outstanding) . . . . . . . . .      $15.47
Maximum offering price per share
  (100/94.25 of net asset value per share,
  which takes into account the fund's current maximum
  sales charge). . . . . . . . . . . . . . . . . . . . . . . .      $16.41





            CLASS A SHARE INVESTMENT RESULTS AND RELATED STATISTICS

The fund's yield was 3.48% based on a 30-day (or one month) period ended December 31, 2000, computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:


     YIELD = 2[( a-b/cd + 1)/6/ -1]

     Where:  a  = dividends and interest earned during the period.

             b   =  expenses accrued for the period (net of reimbursements).

             c   =  the average daily number of shares outstanding during the period that were entitled to receive dividends.

             d   =  the maximum offering price per share on the last day of the period.

The fund may also calculate a distribution rate on a taxable and tax equivalent basis. The distribution rate is computed by dividing the dividends paid by the fund over the last 12 months by the sum of the month-end net asset value or maximum offering price and the capital gains paid over the last 12 months. The distribution rate may differ from the yield.


The fund's one-year total return and five- and ten-year average annual total returns at the maximum offering price for the periods ended December 31, 2000 were 9.19%, 11.46% and 12.79%, respectively. The fund's one-year total return and five- and ten-year average annual total returns at net asset value for the periods ended December 31, 2000 were 15.86%, 12.78% and 13.46%, respectively.



The average total return ("T") is computed by equating the value at the end of the period ("ERV") with a hypothetical initial investment of $1,000 ("P") over a period of years ("n") according to the following formula as required by the Securities and Exchange Commission: P(1+T)/n/ = ERV.


In calculating average annual total return at the maximum offering price, the fund assumes: (1) deduction of the maximum sales load of 5.75% from the $1,000 initial investment; (2) reinvestment of dividends and distributions at net asset value on the reinvestment date determined by the Board; and (3) a complete redemption at the end of any period illustrated. In


                        American Balanced Fund - Page 39
addition, the fund will provide lifetime average total return figures. From time to time, the fund may calculate investment results for Class B, C and F shares.



The fund may also, at times, calculate total return based on net asset value per share (rather than the offering price), in which case the figure would not reflect the effect of any sales charges which would have been paid if shares were purchased during the period reflected in the computation. Consequently, total return calculated in this manner will be higher. These total returns may be calculated over periods in addition to those described above. Total return for the unmanaged indices will be calculated assuming reinvestment of dividends and interest, but will not reflect any deductions for advisory fees, brokerage costs or administrative expenses.


The fund may include information on its investment results and/or comparisons of its investment results to various unmanaged indices (such as the Dow Jones Average of 30 Industrial Stocks and the Standard and Poor's 500 Composite Stock Index) or results of other mutual funds or investment or savings vehicles in advertisements or in reports furnished to present or prospective shareholders. The fund may also, from time to time, combine its results with those of other funds in The American Funds Group for purposes of illustrating investment strategies involving multiple funds.


The fund may refer to results and surveys compiled by organizations such as CDA/ Wiesenberger, Ibbotson Associates, Lipper Analytical Services, Morningstar, Inc., and by the U.S. Department of Commerce. Additionally, the fund may refer to results published in various newspapers and periodicals, including Barron's, Forbes, Fortune, Institutional Investor, Kiplinger's Personal Finance Magazine, Money, U.S. News and World Report and The Wall Street Journal.


The fund may illustrate the benefits of tax-deferral by comparing taxable investments to investments made through tax-deferred retirement plans.


The fund may compare its investment results with the Consumer Price Index, which is a measure of the average change in prices over time in a fixed market basket of goods and services (e.g. food, clothing, and fuels, transportation, and other goods and services that people buy for day-to-day living).


                        American Balanced Fund - Page 40

                                    APPENDIX
                          Description of Bond Ratings

BOND RATINGS - The ratings of Moody's Investors Service, Inc. (Moody's) and Standard & Poor's Corporation (S&P) represent their opinions as to the quality of the municipal bonds which they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality.
 Consequently, municipal bonds with the same maturity, coupon and rating may have different yields, while municipal bonds of the same maturity and coupon with different ratings may have the same yield.


Moody's rates the long-term debt securities issued by various entities from
-------
"Aaa" to "C." Moody's applies the numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category. Ratings are described as follows:


"Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as 'gilt edge.'
 Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues."


"Bonds which are rated Aa are judged to be of high quality by all standards.
 Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities."


"Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future."


"Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well."


"Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class."


"Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small."


                        American Balanced Fund - Page 41

"Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest."


"Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings."


"Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing."


S & P rates the long-term securities debt of various entities in categories
-----
ranging from "AAA" to "D" according to quality. The ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories. Ratings are described as follows:


"Debt rated 'AAA' has the highest rating assigned by S & P. Capacity to pay interest and repay principal is extremely strong."


"Debt rated 'AA' has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree."


"Debt rated 'A' has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories."


"Debt rated 'BBB' is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories."


"Debt rated 'BB' has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The 'BB' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied 'BBB-' rating.


"Debt rated 'B' has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The 'B' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied 'BB' or 'BB-' rating."


"The rating 'CC' is typically applied to debt subordinated to senior debt that is assigned an actual or implied 'CCC' rating."


"The rating 'C' is typically applied to debt subordinated to senior debt which is assigned an actual or implied 'CCC-' debt rating. The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued."


"The rating 'C1' is reserved for income bonds on which no interest is being paid."


                        American Balanced Fund - Page 42

"Debt rated 'D' is in payment default. The 'D' rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized."


                        American Balanced Fund - Page 43



American Balanced Fund, Inc.
Investment Portfolio, December 31, 2000

[begin pie chart]
INVESTMENT MIX BY SECURITY TYPE

Common Stocks                                                            59%
U.S. Treasury & Agency                                                   18%
Corporate Bonds & Notes                                                  13%
Convertible Securities & Preferred Stock                                  1%
Short-Term Securities & Cash Equivalents                                  9%
[end pie chart]


[begin chart]
                                                                    Percent
                                                                     of Net
TEN LARGEST EQUITY HOLDINGS                                          Assets
Texaco                                                                1.63%
Philip Morris                                                           1.50
Allstate                                                                1.43
Bristol-Myers Squibb                                                    1.28
May Department Stores                                                   1.24
CSX                                                                     1.19
Waste Management                                                        1.19
Genuine Parts                                                           1.18
Bank of America                                                         1.15
AT&T                                                                    1.14
[end chart]



                                                                                  Market  Percent
                                                                  Number of        Value   of Net
COMMON STOCKS                                                       Shares          (000)  Assets
OIL & GAS  -  6.28%
Ashland Inc.                                                       1,050,000     $ 37,685    .62%
Murphy Oil Corp.                                                     550,000       33,241      .55
Pennzoil-Quaker State Co.                                          2,750,000       35,406      .58
Phillips Petroleum Co.                                               850,000       48,344      .80
Royal Dutch Petroleum Co. (New York                                  355,000       21,500
registered)
"Shell" Transport and Trading Co., PLC                             3,300,000       27,061      .80
Texaco Inc.                                                        1,600,000       99,400     1.63
Ultramar Diamond Shamrock Corp.                                    1,900,000       58,662      .96
USX-Marathon Group                                                   750,000       20,813      .34
                                                                                  382,112     6.28

BANKS  -  4.48%
Bank of America Corp.                                              1,520,000       69,730     1.15
Bank of Tokyo-Mitsubishi, Ltd. (ADR)                               1,300,000       12,594      .21
BANK ONE CORP.                                                     1,575,000       57,684      .95
Chase Manhattan Corp.                                                250,000       11,359      .18
National City Corp.                                                2,100,000       60,375      .99
Sakura Bank, Ltd.                                                  3,000,000       18,047      .30
Washington Mutual, Inc.                                              800,000       42,450      .70
                                                                                  272,239     4.48

FOOD, BEVERAGE & TOBACCO   -  3.21%
General Mills, Inc.                                                  500,000       22,281      .37
H.J. Heinz Co.                                                     1,200,000       56,925      .94
Philip Morris Companies Inc.                                       2,075,000       91,300     1.50
Sara Lee Corp.                                                     1,000,000       24,562      .40
                                                                                  195,068     3.21

RETAILING  -  3.20%
Albertson's, Inc.                                                  1,000,000       26,500      .44
J.C. Penney Co., Inc.                                              2,400,000       26,100      .43
Lowe's Companies, Inc.                                               400,000       17,800      .29
May Department Stores Co.                                          2,300,000       75,325     1.24
TJX Companies, Inc.                                                1,000,000       27,750      .46
Walgreen Co.                                                         500,000       20,906      .34
                                                                                  194,381     3.20

DIVERSIFIED TELECOMMUNICATION
 SERVICES - 2.92%
AT&T Corp.                                                         4,000,000       69,250     1.14
CenturyTel, Inc.                                                     808,500       28,904      .48
Qwest Communications International                                   821,502       33,682      .55
 Inc. (merged with U S WEST, Inc.) (1)
Verizon Communications (formed by the                                910,000       45,614      .75
 merger of GTE Corp. and Bell Atlantic
 Corp.)
                                                                                  177,450     2.92

CHEMICALS  -  2.56%
Crompton Corp.                                                     3,717,500       39,034      .64
Dow Chemical Co.                                                   1,225,000       44,866      .74
Imperial Chemical Industries PLC (ADR)                               500,000       16,844      .28
Millennium Chemicals Inc.                                          2,250,000       40,781      .67
PPG Industries, Inc.                                                 300,000       13,894      .23
                                                                                  155,419     2.56

COMMERCIAL SERVICES & SUPPLIES  -  2.55%
Pitney Bowes Inc.                                                  1,736,700       57,528      .94
ServiceMaster Co.                                                  2,203,600       25,341      .42
Waste Management, Inc.                                             2,600,000       72,150     1.19
                                                                                  155,019     2.55

INSURANCE  -  2.53%
Allstate Corp.                                                     2,000,000       87,125     1.43
American General Corp.                                               350,000       28,525      .47
Royal & Sun Alliance Insurance Group PLC                           4,500,000       38,515      .63
                                                                                  154,165     2.53

PHARMACEUTICALS  -  2.42%
AstraZeneca PLC (ADR)                                                500,000       25,750      .42
Bristol-Myers Squibb Co.                                           1,050,000       77,634     1.28
Pfizer Inc                                                           950,000       43,700      .72
                                                                                  147,084     2.42

PAPER & FOREST PRODUCTS  -  2.31%
International Paper Co.                                            1,200,000       48,975      .80
Potlatch Corp.                                                       450,000       15,103      .25
Westvaco Corp.                                                       700,000       20,431      .34
Weyerhaeuser Co.                                                   1,100,000       55,825      .92
                                                                                  140,334     2.31

HEALTH CARE PROVIDERS & SERVICES  -  2.20%
Aetna Inc.  (1)                                                    1,650,000       67,753     1.11
Bergen Brunswig Corp., Class A                                     2,250,000       35,618      .59
UnitedHealth Group Inc.                                              500,000       30,687      .50
                                                                                  134,058     2.20

MACHINERY  -  2.02%
Caterpillar Inc.                                                     700,000       33,119      .55
Deere & Co.                                                        1,100,000       50,394      .83
Eaton Corp.                                                          350,000       26,316      .43
Pall Corp.                                                           600,000       12,787      .21
                                                                                  122,616     2.02

MEDIA  -  1.96%
Gannett Co., Inc.                                                    650,000       40,991      .67
Interpublic Group of Companies, Inc.                                 775,000       32,986      .54
Knight-Ridder, Inc.                                                  375,000       21,328      .35
New York Times Co., Class A                                          600,000       24,037      .40
                                                                                  119,342     1.96

UTILITIES   -  1.94%
American Electric Power Co., Inc.                                    700,000       32,550      .54
Consolidated Edison, Inc.                                            450,000       17,325      .28
Constellation Energy Group, Inc.                                   1,069,600       48,199      .79
Vivendi Universal (ADR) (merged with                                 308,400       20,142      .33
 Seagram Co. Ltd.)
                                                                                  118,216     1.94

DIVERSIFIED FINANCIALS  -  1.87%
Fannie Mae                                                           450,000       39,037      .64
Freddie Mac                                                          250,000       17,219      .28
Household International, Inc.                                      1,050,000       57,750      .95
                                                                                  114,006     1.87

AEROSPACE & DEFENSE  -  1.78%
Lockheed Martin Corp.                                              1,850,000       62,807     1.03
United Technologies Corp.                                            575,000       45,209      .75
                                                                                  108,016     1.78

RAILROADS  -  1.75%
Burlington Northern Santa Fe Corp.                                 1,200,000       33,975      .56
CSX Corp.                                                          2,800,000       72,625     1.19
                                                                                  106,600     1.75

REAL ESTATE  -  1.67%
Apartment Investment and Management Co.,                             550,000       27,466      .45
 Class A
Equity Residential Properties Trust                                  700,000       38,719      .64
Spieker Properties, Inc.                                             700,000       35,087      .58
                                                                                  101,272     1.67

TRADING COMPANIES & DISTRIBUTORS  -  1.18%
Genuine Parts Co.                                                  2,750,000       72,016     1.18

COMPUTERS & PERIPHERALS  -  1.17%
Hewlett-Packard Co.                                                1,450,000       45,766      .75
International Business Machines Corp.                                300,000       25,500      .42
                                                                                   71,266     1.17

SOFTWARE  -  1.11%
BMC Software, Inc.  (1)                                            1,100,000       15,400      .25
Microsoft Corp.  (1)                                               1,200,000       52,050      .86
                                                                                   67,450     1.11

HOUSEHOLD & PERSONAL PRODUCTS - 0.98%
Avon Products, Inc.                                                  950,000       45,481      .75
Kimberly-Clark Corp.                                                 200,000       14,138      .23
                                                                                   59,619      .98

TEXTILES & APPAREL  -  0.78%
NIKE, Inc., Class B                                                  850,000       47,441      .78

HOUSEHOLD DURABLES  -  0.76%
Newell Rubbermaid Inc.                                               700,000       15,925      .26
Stanley Works                                                        980,000       30,564      .50
                                                                                   46,489      .76

SEMICONDUCTOR EQUIPMENT & PRODUCTS - 0.66%
Intel Corp.                                                          400,000       12,025      .20
Texas Instruments Inc.                                               600,000       28,425      .46
                                                                                   40,450      .66

BUILDING PRODUCTS  -  0.66%
York International Corp.                                           1,300,000       39,894      .66

CONSTRUCTION & ENGINEERING  -  0.60%
Fluor Corp.  (1)                                                   1,100,000       36,369      .60

AUTOMOBILES  -  0.44%
Suzuki Motor Corp.                                                 2,500,000       26,591      .44

COMMUNICATIONS EQUIPMENT  -  0.40%
Nokia Corp., Class A (ADR)                                           560,000       24,360      .40

HOTELS, RESTAURANTS & LEISURE  -  0.32%
Carnival Corp.                                                       625,000       19,258      .32

OFFICE ELECTRONICS  -  0.29%
IKON Office Solutions, Inc.                                        7,000,000       17,500      .29

HEALTH CARE EQUIPMENT & SUPPLIES  -  0.19%
Guidant Corp.  (1)                                                   216,600       11,683      .19

DIVERSIFIED METALS & MINING  -  0.16%
Massey Energy Co.                                                    750,000        9,562      .16

MISCELLANEOUS  -  1.50%
Other common stocks in initial perod of                            3,516,500       91,258     1.50
 acquisition

Total Common Stocks                                                             3,578,603    58.85



                                                                  Shares or
                                                                  Principal
CONVERTIBLE SECURITIES & PREFERRED STOCK                             Amount
COVERTIBLE SECURITIES & PREFERRED
 STOCK   -  0.91%
Bell Atlantic Financial Services, Inc.                          $10,000,000         9,763      .16
 5.75% senior exchangeable notes 2003 (2)
Monsanto Co. 6.50% ACES convertible                                  210,000       10,880      .18
 preferred 2001
NB Capital Corp. 8.35% exchangeable                                  300,000        7,110      .12
 depositary shares
ProLogis Trust, Series D, 7.92% preferred                            500,000       10,031      .16
Swire Pacific Capital Ltd. 8.84% cumulative                          370,000        8,325      .14
 guaranteed perpetual capital securities(2)
Union Pacific Capital Trust 6.25% TIDES                               30,000        1,380      .02
 convertible preferred (2)
Waste Management, Inc. 4.00% convertible                         $8,000,000         7,660      .13
 debentures 2002

Total Convertible Securities and                                                   55,149      .91
 Preferred Stock

Total Common Stock, Convertible Securities                                      3,633,752    59.76
 and Preferred Stock (cost: $3,130,883,000)


                                                                  Principal       Market  Percent
                                                                     Amount        Value   of Net
CORPORATE BONDS & NOTES                                                (000)        (000)  Assets

BANKS  -  2.62%
AB Spintab 7.50% (undated) (2)  (4)                                    2,600        2,538      .04
Abbey National PLC 7.35% (undated) (4)                                 4,500        4,399      .07
Ahmanson Capital Trust I, Capital                                      4,000        3,739
 Securities, Series A, 8.36% 2026 (2)
Great Western Financial Trust II, Series A,                            2,645        2,420
 8.206% 2027
Washington Mutual Capital I, subordinated                              4,050        3,734
 capital income securities 8.375% 2027
Washington Mutual Finance 8.25% 2005                                   4,000        4,229      .23
Allfirst Preferred Capital Trust                                       5,000        4,862      .08
 8.298% 2029 (4)
Bank of Nova Scotia 7.00% Eurodollar Note                              4,000        3,086      .05
 (undated) (4)
Bank of Scotland 7.00% (undated) (2)  (4)                              4,225        3,966
National Westminster Bank PLC                                          7,000        7,001      .18
 7.75% (undated) (4)
Bankers Trust New York Corp. 6.70% 2007                                4,000        3,944      .06
Banque Nationale de Paris                                              3,000        2,873
 7.161% (undated) (4)
BNP Paribas Capital Trust, 9.003%                                      6,000        6,255
 noncumulative trust preferred (undated)(2)
BNP U.S. Funding LLC, Series A, 7.738%                                15,000       14,504      .39
 noncumulative preferred (undated) (2)  (4)
Canadian Imperial Bank of Commerce 7.00%                               1,600        1,252      .02
 Eurodollar Note (undated) (4)
Den Norske CreditBank 7.00% (undated) (4)                              3,000        2,239      .04
Dime Bancorp, Inc. 6.375% 2001                                         2,500        2,498      .04
Fuji JGB Investment LLC, Series A, 9.87%                               2,500        2,398      .04
 noncumulative preferred (undated) (2) (4)
HSBC America 7.808% 2026 (2)                                           2,500        2,245      .04
HSBC Capital Funding LP Series 1, 9.547%                               7,300        8,040
 noncumulative step-up perpetual preferred
 (undated) (2)(4)(5)
HSBC Capital Funding LP Series 1, 10.176%                             10,000       11,482
 noncumulative step-up perpetual preferred
 (undated) (2)(4)(5)
Midland Bank PLC 6.50% Eurodollar Note                                 4,000        3,159      .37
 (undated) (4)
Regional Diversified Funding Ltd.                                      6,500        6,457      .11
 9.25% 2030 (2)
Skandinaviska Enskilda Banken 6.50%                                    7,500        7,328      .12
 (undated) (2)(4)
SocGen Real Estate Co. LLC, Series A,                                 28,000       27,176      .45
 7.64%/8.406% (undated) (2)(4)(5)
Tokai Preferred Capital Co. LLC, Series A,                             9,925        9,523      .16
 9.98%/11.091% noncumulative preferred
 (undated) (2)(4)(5)
UBS Preferred Funding Trust 1                                          7,500        7,887      .13
 8.622% (undated)
                                                                                  159,234     2.62

TRANSPORTATION  -  1.27%
Continental Airlines, Inc., pass-through                               1,811        1,914
 certificates, Series 1996-2, Class B,
 8.56% 2014 (6)
Continental Airlines, Inc., pass-through                               2,361        2,351
 certificates, Series 1997-4, Class A,
 6.90% 2018 (6)
Continental Airlines, Inc., pass-through                               5,000        4,794
 certificates, Series 1998-3, Class A-2,
 6.32% 2008 (6)
Continental Airlines, Inc., pass-through                               3,000        2,998
 certificates, Series 1998-3, Class C-2,
 7.25% 2005 (6)
Continental Airlines, Inc., pass-through                               6,951        6,704
 certificates, Series 1999-1, Class B,
 6.795% 2020 (6)
Continental Airlines, Inc., pass-through                              10,158       10,924      .49
 certificates, Series 2000-1, Class A-1,
 8.048% 2020 (6)
Delta Air Lines, Inc., pass-through                                    1,500        1,544
 certificates, Series 1992-A2,
 9.20% 2014 (6)
Delta Air Lines, Inc., pass-through                                    5,000        5,632      .12
 certificates, Series 1993-A2,
 10.50% 2016 (6)
Jet Equipment Trust, Series 1995-A,                                    4,326        4,519
 Class B, 8.64% 2015 (2) (6)
Jet Equipment Trust, Series 1995-B,                                    6,967        7,021      .19
 Class B, 7.83% 2015 (2) (6)
Northwest Airlines, Inc., pass-through                                 6,942        7,492      .12
 certificates, Series 1999-3,
 Class G, 7.935% 2019 (6)
United Air Lines, Inc. 10.67% 2004                                     5,000        5,272
United Air Lines, Inc., pass-through                                   3,850        4,026
 certificates, Series 2000-1,
 Class A-2, 7.73% 2010 (6)
United Air Lines, Inc., pass-through                                   4,000        4,203      .22
 certificates, Series 1995-A2,
 9.56% 2018 (6)
US Airways Group Inc., pass-through trust,                             7,650        7,979      .13
 Series 2000-3G, 7.89% 2020 (6)                                                    77,373     1.27


UTILITIES  -  0.98%
AES Drax Holdings Ltd. 10.41% 2020 (2)                                13,000       13,918      .23
AES Red Oak, LLC, Series B, 9.20% 2029                                 3,000        3,039      .05
Commonwealth Edison Co. 9.875% 2020                                   11,000       12,172      .20
Edison Mission Energy 7.73% 2009                                       5,000        4,258
Edison Mission Holdings Co. 8.734% 2026                                2,500        2,448
Midwest Generation LLC 8.56% 2016 (2)                                  5,000        4,617      .19
Florida Gas Transmission Co. 7.625% 2010 (2)                           1,750        1,811      .03
Israel Electric Corp. Ltd. 7.75% 2027 (2)                              7,500        6,613      .11
NiSource Finance Corp. 7.625% 2005 (2)                                 6,000        6,185
NiSource Finance Corp. 7.875% 2010 (2)                                 4,000        4,184      .17
Transener SA 9.25% 2008 (2)                                              370          301      .00
                                                                                   59,546      .98

DIVERSIFIED FINANCIALS  -  0.66%
Capital One Bank 8.25% 2005                                           12,000       12,173      .20
Equitable Life Assurance Society of the                                1,750        1,762      .03
 United States 6.95% 2005 (2)
Household Finance Corp. 8.00% 2005                                     2,500        2,622
Household Finance Corp. 6.40% 2008                                     3,500        3,338      .10
ING Capital Funding Trust III 8.439%                                   3,250        3,313
 (undated) (4)
ReliaStar Financial Corp. 8.00% 2006                                   9,250        9,736      .21
MBNA Corp., MBNA Capital A, Series A,                                  9,600        7,362      .12
 8.278% 2026                                                                       40,306      .66


COMMERCIAL SERVICES & SUPPLIES - 0.51%
Cendant Corp. 7.75% 2003                                               8,650        8,521      .14
Lindsey Morden Group Inc., Series B, 7.00%                       EURO$8,000         4,598      .08
 2008 (2)
Sotheby's Holdings, Inc. 6.875% 2009 (3)                             $ 3,000        2,153      .03
USA Waste Services, Inc. 7.125% 2007                                   1,830        1,760
Waste Management, Inc. 6.875% 2009                                     3,250        3,056
WMX Technologies, Inc. 7.10% 2026                                     11,000       10,877      .26
                                                                                   30,965      .51

MEDIA  -  0.48%
Fox/Liberty Networks, LLC, FLN Finance, Inc.                          18,750       19,078      .32
 8.875% 2007
Hearst-Argyle Television, Inc. 7.00% 2018                              3,550        3,062      .05
Time Warner Inc. 6.85% 2026                                            4,825        4,826      .08
Viacom Inc. 7.70% 2010                                                 1,750        1,833      .03
                                                                                   28,799      .48

MATERIALS  -  0.46%
BHP Finance Ltd. 8.50% 2012                                            2,500        2,754
BHP Finance Ltd. 6.75% 2013                                           10,000        9,576      .20
Equistar Chemicals, LP 8.50% 2004                                      2,500        2,475      .04
Inco Ltd. 9.60% 2022                                                   5,000        5,039      .08
Scotia Pacific Co. LLC, Series B,                                      5,740        5,591
 Class A-1, 6.55% 2028
Scotia Pacific Co. LLC, Series B,                                      3,750        2,744      .14
  Class A-3,7.71% 2028                                                             28,179      .46


HOTELS, RESTAURANTS & LEISURE - 0.43%
MGM Grand, Inc. 6.95% 2005                                             4,500        4,397
MGM Mirage Inc. 8.50% 2010                                            12,000       12,322
Mirage Resorts, Inc. 6.75% 2008                                        3,000        2,798      .32
Royal Caribbean Cruises Ltd. 7.00% 2007                                7,000        6,428      .11
                                                                                   25,945      .43

TELECOMMUNICATION SERVICES  -  0.40%
CenturyTel, Inc., Series H, 8.375% 2010                               15,000       15,651      .26
TCI Communications, Inc. 8.75% 2015                                    2,000        2,140      .03
Verizon Global Funding Corp. 7.75% 2030 (2)                            3,000        3,075      .05
Vodafone Group PLC 7.75% 2010                                          3,500        3,648      .06
                                                                                   24,514      .40

CONSUMER DURABLES & APPAREL - 0.34%
Hasbro, Inc. 7.95% 2003                                                3,000        2,580
Hasbro, Inc. 8.50% 2006                                                5,000        3,950      .11
VF Corp. 8.50% 2010 (2)                                               13,750       14,335      .23
                                                                                   20,865      .34

RETAILING  - 0.32%
J.C. Penney Co., Inc. 7.05% 2005                                       4,500        2,790
J.C. Penney Co., Inc. 7.60% 2007                                       4,950        2,970
J.C. Penney Co., Inc. 7.95% 2017                                      11,000        5,665
J.C. Penney Co., Inc. 8.25% 2022                                       3,000        1,350      .21
May Department Stores Co. 9.875% 2021                                  6,500        6,876      .11
                                                                                   19,651      .32

INSURANCE  -  0.31%
Allstate Corp. 7.20% 2009                                              5,000        5,161
Allstate Corp. 6.75% 2018                                              6,850        6,347      .19
Royal & Sun Alliance Insurance                                         7,000        7,026      .12
  Group PLC 8.95% 2029                                                             18,534      .31


ENERGY  -  0.29%
Colonial Pipeline Co. 7.75% 2010 (2)                                   2,000        2,050      .04
Norcen Energy Resources Ltd. 7.375% 2006                               5,000        5,194      .09
OXYMAR 7.50% 2016 (2)                                                  6,000        4,463      .07
PDVSA Finance Ltd. 9.75% 2010                                          2,500        2,575      .04
Petrozuata Finance, Inc., Series B,                                    4,000        3,050      .05
 8.22% 2017 (2)                                                                    17,332      .29


REAL ESTATE  -  0.28%
EOP Operating LP 7.25% 2018                                            2,000        1,816      .03
ERP Operating LP 7.95% 2002                                            1,500        1,518      .02
ProLogis Trust 7.05% 2006                                              4,000        3,972      .07
Wharf International Finance Ltd.,                                     10,000        9,770      .16
 Series A, 7.625% 2007                                                             17,076      .28


AUTOMOBILES & COMPONENTS  -  0.24%
Cooper Tire & Rubber Co. 7.25% 2002                                    2,000        1,915      .03
Ford Motor Credit Co. 5.80% 2009                                       5,750        5,181      .09
TRW Inc. 7.125% 2009                                                   8,500        7,590      .12
                                                                                   14,686      .24

PHARMACEUTICALS & BIOTECHNOLOGY - 0.13%
Lilly Del Mar, Inc. 7.951% 2029 (2) (4)                                8,000        8,009      .13

CAPITAL GOODS  -  0.13%
Deere & Co. 8.95% 2019                                                 7,330        7,862      .13

COLLATERALIZED MORTGAGE OBLIGATIONS (6)-1.98%
Chase Commercial Mortgage Securities Corp.,                            3,000        3,149      .05
 pass through certificates, Series 1999-1,
 Class C, 7.625% 2009
Chase Commercial Mortgage Securities Corp.,                           24,150       24,256
 Series 1998-2, Class A-2, 6.39% 2030
Chase Commercial Mortgage Securities Corp.,                            2,500        2,318      .44
 Series 1998-2, Class E, 6.39% 2030
DLJ Mortgage Acceptance Corp., Series                                  6,000        6,120      .10
 1995-CF2, Class A1B, 6.85% 2027 (2)
DLJ Mortgage Acceptance Corp., Series                                  6,000        6,236      .10
 1996-CF2, Class A1B, 7.29% 2021 (2)
GMAC Commercial Mortgage Securities, Inc.,                             1,530        1,540      .02
 Series 1997-C1, Class A1, 6.83% 2003
GS Mortgage Securities Corp.                                          10,000        9,791      .16
 pass-through certificates, Series II,
 1998-C1, Class D, 7.242% 2030 (4)
J.P. Morgan Commercial Mortgage Finance                                2,440        2,507      .04
 Corp., Series 1996-C3, Class A-1, 7.33% 2028
L.A. Arena Funding, LLC, Series 1, Class A,                            6,500        6,568      .11
 7.656% 2026 (2)
Merrill Lynch Mortgage Investors, Inc.,                               13,500       13,883      .23
 Series 1995-C3, Class A-3, 7.071% 2025 (4)
Merrill Lynch Mortgage Investors, Inc., pass-                          6,750        7,193      .12
 through certificates, Series 1999-C1,
 Class A-2, 7.56% 2031
Nomura Asset Securities Corp., Series                                 11,862       11,925      .20
  1998-D6, Class A-A1, 6.28% 2030
Norwest Asset Securities Corp., Series                                11,114       10,965      .18
 1998-31, Class A-1, 6.25% 2014
PNC Mortgage Securities Corp., Series                                  5,856        5,545      .09
  1998-10, Class 1-B1, 6.50% 2028 (2)
Structured Asset Securities Corp., Series                              8,127        8,576      .14
 1998-RF2, Class A, 8.535% 2027 (2)(4)                                            120,572     1.98


ASSET BACKED OBLIGATIONS  (6) - 1.00%
Airplanes Pass Through Trust, pass-through                            12,781       12,514      .20
 certificates, Series 1, Class C, 8.15% 2019
FIRSTPLUS Home Loan Owner Trust, Series                               10,134       10,133      .17
 1997-1, Class A-6, 6.95% 2015
Grupo Financiero Banamex Accival, SA de CV 0%                          1,677        1,541      .02
 2002 (2)
H.S. Receivables Corp., Series 1999-1,                                 6,094        6,155      .10
 Class A, 8.13% 2004 (2)
MBNA Master Credit Card Trust, Series 1998-E,                          2,500        2,454      .04
 Class C, 6.60% 2010 (2)
Pegasus Aviation Lease Securitization,                                 5,500        5,818      .10
 Series 2000-1, Class A2, 8.37% 2030 (2)
PP&L Transition Bond Co. LLC, Series 1999-1,                           7,000        7,260      .12
 Class A-7, 7.05% 2009
Providian Master Trust, Series 2000-1,                                 6,000        6,010      .10
 Class C, 7.86% 2009 (2) (4)
Puerto Rico Public Financing Corp.,                                    9,181        9,080      .15
 Series 1999-1, Class A, 6.15% 2008
                                                                                   60,965     1.00
Total Corporate Bonds & Notes                                                     780,413    12.83


U.S. TREASURY & AGENCY
FEDERAL AGENCY OBLIGATIONS: MORTGAGE
  PASS-THROUGHS (6) - 6.85%
Fannie Mae 6.00%-12.00% 2008-2030                                     73,316       73,991     1.22
Freddie Mac 7.00%-10.00% 2008-2024                                    10,683       11,036      .18
Government National Mortgage Assn.                                   325,895      331,567     5.45
 6.00%-10.50% 2009-2030                                                           416,594     6.85


FEDERAL AGENCY OBLIGATIONS: OTHER - 0.13%
Fannie Mae, Medium Term Note, 6.75% 2028                               5,000        4,677      .08
Freddie Mac 5.75% 2010                                            EURO3,000         2,893      .05
                                                                                    7,570      .13

U.S. TREASURY OBLIGATIONS - 10.92%
6.375% September 2001                                               $ 87,000       87,435     1.44
6.125% December 2001                                                  50,000       50,281      .83
14.25% February 2002                                                   2,000        2,187      .03
6.50% May 2002                                                        85,000       86,275     1.42
3.625% July 2002  (7)                                                131,789      130,516     2.15
10.75% February 2003                                                   7,300        8,093      .13
5.50% March 2003                                                      20,000       20,150      .33
10.75% May 2003                                                        5,000        5,603      .09
3.375% January 2007  (7)                                              25,260       24,782      .41
3.625% January 2008  (7)                                              54,912       53,447      .88
5.50% May 2009                                                        34,750       35,445      .58
10.375% November 2009                                                 15,000       17,580      .29
10.00% May 2010                                                        4,500        5,306      .09
10.375% November 2012                                                 10,000       12,856      .21
7.25% May 2016                                                        30,000       35,288      .58
8.875% August 2017                                                    65,175       88,587     1.46
                                                                                  663,831    10.92
Total U.S. Treasury & Agency                                                    1,087,995    17.90
Total Corporate Bonds & Notes and U.S.                                          1,868,408    30.73
 Treasury & Agency (cost: $1,849,710,000)


                                                                  Principal       Market  Percent
                                                                     Amount        Value   of Net
SHORT-TERM SECURITIES                                                  (000)        (000)  Assets
CORPORATE SHORT-TERM NOTES - 8.56%
AIG Funding, Inc. 6.49%-6.50% due                                     45,000       44,848      .74
 1/17-1/22/2001
E.I. du Pont de Nemours and Co. 6.50%                                 23,800       23,766      .39
 due 1/8/2001
Ford Motor Credit Co. 6.43%-6.47%                                     50,000       49,615      .82
 due 2/9-2/15/2001
General Electric Capital Corp. 6.43%                                  31,500       31,247      .51
 due 2/14/2001
Gillette Co. 6.50%-6.52% due 1/10/2001 (2)                            41,400       41,325      .68
Kimberly-Clark Corp. 6.42% due 2/16/2001 (2)                          50,000       49,580      .81
Merck & Co., Inc. 6.54% due 1/19/2001                                 30,500       30,395      .50
Motiva Enterprises LLC 6.40% due 1/2/2001                             42,000       41,970      .69
Park Avenue Receivables Corp. 6.48%-6.62%                             50,000       49,782      .82
 due 1/11-2/6/2001 (2)
Pitney Bowes Credit Corp. 6.51% due 1/12/2001                         15,000       14,967      .24
Preferred Receivables Funding Corp.                                   45,500       45,143      .74
 6.46%-6.47% due 2/12-2/13/2001 (2)
SBC Communications Inc. 6.47%-6.50%                                   50,000       49,644      .82
 due 2/7-2/12/2001 (2)
USAA Capital Corp. 6.40%-6.50%                                        48,700       48,470      .80
 due 1/9-2/5/2001                                                                 520,752     8.56

FEDERAL AGENCY SHORT-TERM OBLIGATIONS-1.06%
Federal Home Loan Banks 6.23%-6.43%                                   64,700       64,311     1.06
 due 1/3-3/14/2001

Total Short-Term Securities
   (cost: $585,062,000)                                                           585,063     9.62
Total Investment Securities
   (cost:$5,565,655,000)                                                        6,087,223   100.11
Excess of payables over cash and receivables                                        6,804      .11
Net Assets                                                                     $6,080,419   100.00


(1) Non-income-producing security.
(2) Purchased in a private placement trans-action; resale to the public may require registration or sale only to qualified institutional buyers.
(3) Valued under procedures established by the Board of Directors.
(4) Coupon rate may change periodically.
(5) Step bond; coupon rate will increase at a later date.
(6) Pass-through securities backed by a pool of mortgages or other loans on which principal payments are periodically made.
    Therefore, the effective maturities are
    shorter than the stated maturities.
(7) Index-linked bond whose principal amount moves with a government retail price index.

ADR = American Depositary Receipts

See Notes to Financial Statements



Equity securities added to the portfolio since June 30, 2000

BMC Software
CenturyTel
Chase Manhattan
Consolidated Edison
Dow Chemical
Fannie Mae
Freddie Mac
Lowe's Companies
Pitney Bowes
ServiceMaster
"Shell" Transport and Trading
TJX Companies
Walgreen




Equity securities eliminated from the portfolio since June 30, 2000

BancWest
Chevron
CP&L Energy
Dallas Semiconductor
Dana
Enhance Financial Services Group
FleetBoston Financial
FPL Group
Hercules
Imperial Tobacco
Kerr-McGee
Koninklijke PTT Nederland
Mallinckrodt
Nabisco Group Holdings
Pharmacia
R.J. Reynolds Tobacco Holdings
USX-U.S. Steel Group
Xerox


American Balanced Fund
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
at December 31,2000                                                       (dollars in       thousands)
Assets:
Investment securities at market
 (cost: $5,565,655)                                                                         $6,087,223
Cash                                                                                               846
Receivables for--
 Sales of investments                                                         $66,069
 Sales of fund's shares                                                        17,845
 Dividends and accrued interest                                                31,873          115,787
                                                                                             6,203,856
Liabilities:
Payables for--
 Purchases of investments                                                      91,543
 Repurchases of fund's shares                                                  28,029
 Management services                                                            1,445
 Other expenses                                                                 2,420          123,437
Net Assets at December 31, 2000--                                                           $6,080,419
 Total authorized capital stock--1,500,000,000 shares

Class A shares, $.001 par value:
 Net Assets                                                                                 $6,042,064
 Shares outstanding                                                                        390,454,330
 Net asset value per share                                                                      $15.47
Class B shares, $.001 par value:
 Net Assets                                                                                  $  38,355
 Shares outstanding                                                                         $2,481,720
 Net asset value per share                                                                      $15.46


STATEMENT OF OPERATIONS
for the year ended December 31,2000                                       (dollars in       thousands)
Investment Income:
Income:
 Dividends                                                                    $99,633
 Interest                                                                    $162,489         $262,122

Expenses:
 Management services fee                                                       16,465
 Distribution expenses - Class A                                               14,129
 Distribution expenses - Class B                                                  117
 Transfer agent fee - Class A                                                   6,969
 Transfer agent fee - Class B                                                      15
 Reports to shareholders                                                          177
 Registration statement and prospectus                                            320
 Postage, stationery and supplies                                                 794
 Directors' fees                                                                  136
 Auditing and legal fees                                                           65
 Custodian fee                                                                    135
 Taxes other than federal income tax                                                2
 Other expenses                                                                    56           39,380
 Net investment income                                                                         222,742
Realized Gain and Unrealized
 Appreciation on Investments:
Net realized gain                                                                              283,175
Net unrealized appreciation
 on investments                                                                                326,358
 Net realized gain and unrealized
  appreciation on investments                                                                  609,533
Net Increase in Net Assets Resulting
 from Operations                                                                              $832,275





STATEMENT OF CHANGES IN NET ASSETS                                        (dollars in       thousands)

                                                                                Year             ended
                                                                             December              31,
                                                                                  2000             1999
Operations:
Net investment income                                                        $222,742         $218,853
Net realized gain on investments                                              283,175          506,275
Net unrealized appreciation
 (depreciation) on investments                                                326,358         (525,013)
 Net increase in net assets
  resulting from operations                                                   832,275          200,115
Dividends and Distributions Paid to
 Shareholders:
Dividends from net investment income:
  Class A                                                                    (215,118)        (213,797)
  Class B                                                                        (390)               -
Distributions from net realized gain on investments:
  Class A                                                                    (215,563)        (498,598)
  Class B                                                                      (1,181)               -
Total dividends and distributions                                            (432,252)        (712,395)

Capital Share Transactions:
 Proceeds from shares sold                                                  1,236,617        1,566,708
 Proceeds from shares issued in reinvestment
  of net investment income dividends and
  distributions of net realized gain on investments                           410,463          680,634
 Cost of shares repurchased                                                (1,948,133)      (1,635,010)
 Net (decrease) increase in net assets resulting from                        (301,053)         612,332
  capital share transactions
Total Increase in Net Assets                                                   98,970          100,052

Net Assets:
Beginning of year                                                           5,981,449        5,881,397
End of year (including
 undistributed net investment
 income: $42,452 and $35,458
 respectively)                                                             $6,080,419       $5,981,449

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS
1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION - American Balanced Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks conservation of capital, current income and long-term growth of both capital and income by investing in stocks and fixed-income securities.

The fund offers Class A and Class B shares. Class A shares are sold with an initial sales charge of up to 5.75%. Class B shares are sold without an initial sales charge but are subject to a contingent deferred sales charge paid upon redemption. This charge declines from 5% to zero over a period of six years. Class B shares have higher distribution expenses and transfer agent fees than Class A shares. Class B shares are automatically converted to Class A shares after eight years. Holders of both classes of shares have equal pro rata rights to assets and identical voting, dividend, liquidation and other rights, except that each class bears different distribution and transfer agent expenses, and each class shall have exclusive rights to vote on matters affecting only their class.

SIGNIFICANT ACCOUNTING POLICIES - The financial statements have been prepared in conformity with accounting principles generally accepted in the United States which require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of the significant accounting policies consistently followed by the fund in the preparation of its financial statements:

SECURITY VALUATION - Equity securities, including depositary receipts, are valued at the last reported sale price on the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange or market determined by the investment adviser to be the broadest and most representative market, which may be either a securities exchange or the over-the-counter market. Fixed-income securities are valued at prices obtained from a pricing service, when such prices are available; however, in circumstances where the investment adviser deems it appropriate to do so, such securities will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type. Short-term securities maturing within 60 days are valued at amortized cost, which approximates market value. Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith by a committee appointed by the Board of Directors. The ability of the issuers of the fixed-income securities held by the fund to meet their obligations may be affected by economic developments in a specific industry, state or region.

NON-U.S. CURRENCY TRANSLATION - Assets and liabilities initially expressed in terms of non-U.S. currencies are translated into U.S. dollars at the prevailing market rates at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing market rates on the dates of such transactions. The effects of changes in non-U.S. currency exchange rates on investment securities and other assets and liabilities are included with the net realized and unrealized gain or loss on investment securities.

SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - Security transactions are accounted for as of the trade date. Realized gains and losses from securities transactions are determined based on specific identified cost. In the event securities are purchased on a delayed delivery or "when-issued" basis, the fund will instruct the custodian to segregate liquid assets sufficient to meet its payment obligations in these transactions. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis. Market discounts, premiums, and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

ALLOCATIONS - Income, expenses (other than class-specific expenses) and realized and unrealized gains and losses are allocated daily between Class A and Class B based on their relative net asset values. Distribution expenses, certain transfer agent fees and any other applicable class-specific expenses are accrued daily and charged to the respective share class.


2. FEDERAL INCOME TAXATION

The fund complies with the requirements of the Internal Revenue Code applicable to regulated investment companies and intends to distribute all of its net taxable income and net capital gains for the fiscal year. As a regulated investment company, the fund is not subject to income taxes if such distributions are made. Required distributions are determined on a tax basis and may differ from net investment income and net realized gains for financial reporting purposes. In addition, the fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund.

As of December 31, 2000, net unrealized appreciation on investments for federal income tax purposes aggregated $521,526,000; $796,157,000 related to appreciated securities and $274,631,000 related to depreciated securities. During the year ended December 31, 2000, the fund realized, on a tax basis, a net capital gain of $283,855,000 on securities transactions. Net losses related to non-U.S. currency transactions of $240,000 were treated as an adjustment to ordinary income for federal income tax purposes. The cost of portfolio securities for federal income tax purposes was $5,565,697,000 at December 31, 2000.


3. FEES AND TRANSACTIONS WITH RELATED PARTIES

INVESTMENT ADVISORY FEE - The fee of $16,465,000 for management services was incurred pursuant to an agreement with Capital Research and Management Company
(CRMC), with which certain officers and Directors of the fund are affiliated. The Investment Advisory and Service Agreement provides for monthly fees accrued daily, based on the following rates and net asset levels:

                           NET ASSET LEVEL            (IN BILLIONS)

RATE                       IN EXCESS OF               UP TO

0.420%                     $ 0                        $ 0.5

0.324                      0.5                        1.0

0.300                      1.0                        1.5

0.282                      1.5                        2.5

0.270                      2.5                        4.0

0.262                      4.0                        6.5

0.255                      6.5                        10.5

0.250                      10.5


DISTRIBUTION EXPENSES - American Funds Distributors, Inc. (AFD), the principal underwriter of the fund's shares, received $1,745,000 (after allowances to dealers) as its portion of the sales charges paid by purchasers of the fund's Class A shares during the year ended December 31, 2000. Such sales charges are not an expense of the fund and, hence, are not reflected in the accompanying Statement of Operations.

The fund has adopted plans of distribution under which it may finance activities primarily intended to sell fund shares, provided the categories of expense are approved in advance by the fund's Board of Directors. The plans provide for aggregate annual expense limits of 0.25% of net assets for Class A shares, and 1.00% of net assets for Class B shares.

For Class A shares, approved categories of expense include dealer service fees of up to 0.25% of net assets. Also included are reimbursements to AFD for commissions paid to dealers and wholesalers in respect of certain shares sold without a sales charge. These reimbursements are permitted for amounts billed to the fund within the prior 15 months but only to the extent that the fund's overall 0.25% annual expense limit is not exceeded. For year ended December 31, 2000, aggregate distribution expenses were $14,129,000, or 0.25% of net assets attributable to Class A shares. As of December 31, 2000, unreimbursed expenses which remain subject to reimbursement totaled $5,677,000.

For Class B shares, approved categories of expense include fees of 0.75% per annum payable to AFD. AFD sells the rights to receive such payments (as well as any contingent deferred sales charges payable in respect of shares sold during the period) in order to finance the payment of dealer commissions. Also included are service fees of 0.25% per annum. These fees are paid to AFD to compensate AFD for paying service fees to qualified dealers. For the year ended December 31, 2000, aggregate distribution expenses were $117,000, or 1.00% of net assets attributable to Class B shares.

As of December 31, 2000, accrued and unpaid distribution expenses payable to AFD for Class A and Class B shares were $1,139,000 and $28,000, respectively.

TRANSFER AGENT FEE - A fee of $6,984,000 was incurred during the year ended December 31, 2000 pursuant to an agreement with American Funds Service Company
(AFS), the transfer agent for the fund.

DEFERRED DIRECTORS' FEES - Directors who are unaffiliated with CRMC may elect to defer part or all of the fees earned for services as members of the Board. Amounts deferred are not funded and are general unsecured liabilities of the fund. As of December 31, 2000, aggregate deferred amounts and earnings thereon since the deferred compensation plan's adoption (1993), net of any payments to Directors, were $578,000.

AFFILIATED DIRECTORS' AND OFFICERS - CRMC is owned by The Capital Group Companies, Inc. AFS and AFD are both wholly owned subsidiaries of CRMC. Officers of the fund and certain Directors are or may be considered to be affiliated with CRMC, AFS and AFD. No such persons received any remuneration directly from the fund.


4. INVESTMENT TRANSACTIONS AND OTHER DISCLOSURES

The fund made purchases and sales of investment securities, excluding short-term securities, of $2,656,179,000 and $3,199,870,000, respectively, during the year ended December 31, 2000.

Pursuant to the custodian agreement, the fund receives credits against its custodian fee for imputed interest on certain balances with the custodian bank. During the year ended December 31, 2000, the custodian fee of $135,000 includes $45,000 that was paid by these credits rather than in cash.

The fund reclassified $240,000 and $51,341,000 from net investment income and undistributed net realized gains, respectively, to additional paid-in capital for the year ended December 31, 2000, as a result of permanent differences between book and tax.

Net assets consisted of the following:

                                                             dollars in thousands
Capital paid in on shares of capital stock                             $5,501,066
Undistributed net investment income                                        42,452
Accumulated net realized gain                                              15,331
Net unrealized appreciation                                               521,570
Net assets                                                             $6,080,419


Capital share transactions in the fund were as follows:

                                                                 Year ended      December 31, 2000

                                                               Amount (000)                Shares
Class A Shares:
  Sold                                                           $1,200,243            82,263,334
  Reinvestment of dividends and distributions                       408,946            28,054,561
  Repurchased                                                    (1,947,161)         (134,793,441)
   Net (decrease) increase in Class A                              (337,972)          (24,475,546)
Class B Shares:*
  Sold                                                               36,374             2,443,624
  Reinvestment of dividends and distributions                         1,517               102,771
  Repurchased                                                          (972)              (64,675)
   Net increase in Class B                                           36,919             2,481,720
Total net (decrease) increase in fund                            $ (301,053)          (21,993,826)


                                                                Year ended       December 31, 1999

                                                               Amount (000)                Shares
Class A Shares:
  Sold                                                           $1,566,708            98,494,695
  Reinvestment of dividends and distributions                       680,634            46,488,744
  Repurchased                                                    (1,635,010)         (103,300,568)
   Net (decrease) increase in Class A                               612,332            41,682,871
Class B Shares:*
  Sold                                                                    -                     -
  Reinvestment of dividends and distributions                             -                     -
  Repurchased                                                             -                     -
   Net increase in Class B                                                -                     -
Total net (decrease) increase in fund                            $  612,332            41,682,871

* Class B shares were not offered
  before March 15, 2000.


PER-SHARE DATA AND RATIOS (1)
                                                                                   Net
                                        Net asset                         gains(losses)
                                            value,             Net        on securities   Total from
Year ended                               beginning       investment      (both realized    investment
December 31                                of year           income     and unrealized)    operations
Class A:
2000                                         $14.42        $.57 /2/           $1.62 /2/          $2.19
1999                                          15.76              .56               (.04)          0.52
1998                                          15.68              .56                1.13          1.69
1997                                          14.55              .58                2.41          2.99
1996                                          14.15              .57                1.24          1.81
Class B:
2000                                          13.65         .33 /2/            2.41 /2/           2.74




                                         Dividends
                                        (from net     Distributions                        Net asset
Year ended                              investment    (from capital               Total    value, end
December 31                                income)           gains)       distributions       of year
Class A:
2000                                         $(.56)           $(.58)             $(1.14)        $15.47
1999                                          (.56)           (1.30)              (1.86)         14.42
1998                                          (.56)           (1.05)              (1.61)         15.76
1997                                          (.56)           (1.30)              (1.86)         15.68
1996                                          (.56)            (.85)              (1.41)         14.55
Class B:
2000                                          (.35)            (.58)               (.93)         15.46




                                                                              Ratio of      Ratio of
                                                        Net assets,            expenses    net income
Year ended                                  Total       end of year          to average    to average
December 31                                 return    (in millions)          net assets    net assets
Class A:
2000                                         15.86%          $6,042                0.69%         3.93%
1999                                           3.47            5,981                0.66          3.59
1998                                          11.13            5,881                0.63          3.57
1997                                          21.04            5,036                0.65          3.74
1996                                          13.17            3,941                0.67          4.01
Class B:
2000                                          20.52               38           1.44 /3/      3.02 /3/





                                         Portfolio
Year ended                                turnover
December 31                                   rate
Class A:
2000                                    51.31% /4/
1999                                          48.47
1998                                          54.05
1997                                          44.01
1996                                          43.85
Class B:
2000                                     51.31 /4/


/1/ The years 1996 through 2000 represent, for Class A shares, fiscal years ended December 31. The period ended 2000 represents, for Class B shares, the 291-day period ended December 31, 2000. Class B shares were not offered before March 15, 2000. Total return for Class B is based on activity during the period and thus is not representative of a full year. Total returns exclude all sales charges, including contingent deferred sales charges.
/2/ Based on average shares outstanding.
/3/ Annualized.
/4/ Represents portfolio turnover rate (equivalent for all share classes) for the year ended December 31, 2000.


INDEPENDENT AUDITORS' REPORT

To the Board of Directors and Shareholders of American Balanced Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of American Balanced Fund, Inc. (the "fund"), including the investment portfolio, as of December 31, 2000, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the per-share data and ratios for each of the five years in the period then ended for Class A shares and the period March 15, 2000 through December 31, 2000, for Class B shares. These financial statements and per-share data and ratios are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and per-share data and ratios based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and per-share data and ratios are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 2000, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and per-share data and ratios referred to above present fairly, in all material respects, the financial position of American Balanced Fund, Inc. at December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the per-share data and ratios for each of the five years in the period then ended for Class A shares and the period March 15, 2000 through December 31, 2000, for Class B shares, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Los Angeles, California
January 31, 2001



AMERICAN BALANCED FUND, INC.
TAX INFORMATION (UNAUDITED)

We are required to advise you within 60 days of the fund's fiscal year-end regarding the federal tax status of certain distributions received by shareholders during such fiscal year.

During the fiscal year ended December 31, 2000, the fund paid a long-term capital gain distribution of $216,744,000. The fund also designated as a capital gain distribution a portion of earnings and profits paid to shareholders in redemption of their shares.

Corporate shareholders may exclude up to 70% of qualifying dividends received during the year. For purposes of computing this exclusion, 39% of the dividends paid by the fund from net investment income represent qualifying dividends.

Certain states may exempt from income taxation that portion of the dividends paid from net investment income that was derived from direct U.S. Treasury obligations. For purposes of computing this exclusion, 15% of the dividends paid by the fund from net investment income were derived from interest on direct U.S. Treasury obligations.

Dividends and distributions received by retirement plans such as IRAs, Keogh-type plans and 403(b) plans need not be reported as taxable income. However, many retirement plan trusts may need this information for their annual information reporting.

SHAREHOLDERS SHOULD REFER TO THEIR FORM 1099-DIV OR OTHER TAX INFORMATION WHICH WAS MAILED JANUARY 2001 TO DETERMINE THE AMOUNTS TO BE INCLUDED ON THEIR 2000 TAX RETURNS. SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISERS.


                                      PART C
                                 OTHER INFORMATION
                          AMERICAN BALANCED FUND, INC.

ITEM 23. EXHIBITS

(a) Articles of Amendment to Articles of Incorporation dated December 17, 1999 and Articles Supplementary dated December 22, 1999
(b) On file (see SEC file nos. 811-66 and 2-10758)
(c) Share Certificate
(d) Investment Advisory and Service Agreement
(e) Amended and Restated Principal Underwriting Agreement
(f) None
(g) Foreign Custody Manager Agreement
(h) None
(i) Legal Opinion for Class B Shares
(j) Consent of Independent Auditors
(k) None
(l) Not applicable to this filing
(m) Plan of Distribution relating to Class B Shares
(n) Multiple Class Plan
(o) None
(p) Codes of Ethics

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND

 None

ITEM 25. INDEMNIFICATION

  Registrant is a joint-insured under Investment Adviser/Mutual Fund Errors and Omissions Policies written by American International Surplus Lines Insurance Company, Chubb Custom Insurance Company, and ICI Mutual Insurance Company which insures its officers and directors against certain liabilities. However, in no event will Registrant maintain insurance to indemnify any such person for any act for which Registrant itself is not permitted to indemnify the individual.

ITEM 25. INDEMNIFICATION (CONTINUED)

  The Articles of Incorporation state:

  The Corporation shall indemnify (a) its directors to the full extent provided by the general laws of the State of Maryland now or hereafter in force, including the advance of expenses under the procedures provided by such laws;
(b) its officers to the same extent it shall indemnify its directors; and (c) its officers who are not directors to such further extent as shall be authorized by the Board of Directors and be consistent with law. The foregoing shall not limit the authority of the Corporation to indemnify other employees and agents consistent with law.

  The By-Laws of the Corporation state:

           Section 5.01. Any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, may be indemnified by the Corporation against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding in the manner and on the terms provided by, and to the fullest extent authorized by, applicable state law, and shall be indemnified by the Corporation against such expenses, judgments, fines, and amounts in the manner and to the fullest extent required by applicable state law. However, no indemnification may be made under this section in the absence of a judicial or administrative determination absolving the prospective indemnitee of liability to the Corporation or its security holders unless, based upon a review of all material facts, (1) a majority of a quorum of directors who are neither interested persons of the Corporation nor parties to the proceeding, or (2) independent legal counsel in a written opinion, concludes that such person was not guilty of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties initiated in the conduct of his office.

           Section 5.02. No expenses incurred by a director, officer, employee, or agent of the Corporation in defending a civil or criminal action, suit, or proceeding to which he is a party may be paid or reimbursed by the Corporation in advance of the final disposition of such action, suit, or proceeding unless:

 (1) One of the following determines, on the basis of the facts then known to it, that there is reason to believe that indemnification would be permissible:

 (a) a majority of a quorum of disinterested non-party directors, or, if such a quorum cannot be obtained, a majority of a committee of two or more disinterested non-party directors duly designated to act in the matter by a majority vote of the full board;

 (b) special legal counsel selected by such a committee or such a quorum of disinterested non-party directors; or

 (c)  the stockholders; and

ITEM 25. INDEMNIFICATION (CONTINUED)

  (2) the Corporation receives the following from the prospective recipient of the advance:

 (a) a written affirmation of his good faith belief that he met the standard of conduct necessary for indemnification; and

 (b) an undertaking to repay the advance if it is ultimately determined that he is not entitled to indemnification under this Article.

           Section 5.03. The Corporation is authorized to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the Corporation would have the power to indemnify him against such liability under the provisions of this Article. Anything in this Article V to the contrary notwithstanding, however, the Corporation shall not pay for insurance which protects any director or officer against liabilities arising from action involving willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office; provided, that any such insurance may cover any of such categories if it provides only for payment to the Corporation and/or third parties of any damages caused by a director or officer, and also provides that the insurance company would be subrogated to the rights of the Corporation to recover from the director or officer.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER

  None

ITEM 27. PRINCIPAL UNDERWRITERS

  (a) American Funds Distributors, Inc. is also the Principal Underwriter of shares of: AMCAP Fund, Inc., The American Funds Income Series, The American Funds Tax-Exempt Series I, The American Funds Tax-Exempt Series II, American High-Income Municipal Bond Fund, Inc., American High-Income Trust, American Mutual Fund, Inc., The Bond Fund of America, Inc., Capital Income Builder, Inc., Capital World Bond Fund, Inc., Capital World Growth and Income Fund, Inc., The Cash Management Trust of America, EuroPacific Growth Fund, Fundamental Investors, Inc., The Growth Fund of America, Inc., The Income Fund of America, Inc., The Investment Company of America, Intermediate Bond Fund of America, Limited Term Tax-Exempt Bond Fund of America, The New Economy Fund, New Perspective Fund, Inc., New World Fund, Inc., SMALLCAP World Fund, Inc., The Tax-Exempt Bond Fund of America, Inc., The Tax-Exempt Money Fund of America, U.S. Treasury Money Fund of America and Washington Mutual Investors Fund, Inc.

(B)   (1)                          (2)                             (3)

      NAME AND PRINCIPAL           POSITIONS AND OFFICES           POSITIONS AND
      BUSINESS ADDRESS             WITH UNDERWRITER                OFFICES WITH
                                                                   REGISTRANT

      David L. Abzug               Vice President                  None

      27304 Park Vista Road

      Agoura Hills, CA 91301



      John A. Agar                 Vice President                  None

      1501 N. University,
      Suite 227A

      Little Rock, AR 72207



      Robert B. Aprison            Vice President                  None

      2983 Bryn Wood Drive

      Madison, WI  53711



L     William W. Bagnard           Vice President                  None



      Steven L. Barnes             Senior Vice President           None

      5400 Mount Meeker Road

      Suite 1

      Boulder, CO  80301-3508



B     Carl R. Bauer                Vice President                  None



      Michelle A. Bergeron         Senior Vice President           None

      4160 Gateswalk Drive

      Smyrna, GA 30080



      J. Walter Best, Jr.          Regional Vice President         None

      9013 Brentmeade Blvd.

      Brentwood, TN 37027



      Joseph T. Blair              Senior Vice President           None

      148 E. Shore Ave.

      Groton Long Point, CT
      06340



      John A. Blanchard            Vice President                  None

      6421 Aberdeen Road

      Mission Hills, KS
      66208



      Ian B. Bodell                Senior Vice President           None

      P.O. Box 1665

      Brentwood, TN
      37024-1665



      Mick L. Brethower            Senior Vice President           None

      2320 North Austin
      Avenue

      Georgetown, TX 78626



      Alan Brown                   Vice President                  None

      4129 Laclede Avenue

      St. Louis, MO 63108



B     J. Peter Burns               Vice President                  None



      Brian C. Casey               Vice President                  None

      8002 Greentree Road

      Bethesda, MD  20817



      Victor C. Cassato            Senior Vice President           None

      609 W. Littleton Blvd.,
      Suite 310

      Greenwood Village, CO
      80120



      Christopher J. Cassin        Senior Vice President           None

      19 North Grant Street

      Hinsdale, IL  60521



      Denise M. Cassin             Vice President                  None

      1301 Stoney Creek Drive

      San Ramon, CA  94538



L     Larry P. Clemmensen          Director                        None



L     Kevin G. Clifford            Director, President and         None
                                   Co-Chief

                                   Executive Officer



      Ruth M. Collier              Senior Vice President           None

      29 Landsdowne Drive

      Larchmont, NY 10538



S     David Coolbaugh              Assistant Vice President        None



H     Carlo O. Cordasco            Assistant Vice President        None



      Thomas E. Cournoyer          Vice President                  None

      2333 Granada Boulevard

      Coral Gables, FL  33134



      Douglas A. Critchell         Senior Vice President           None

      3521 Rittenhouse
      Street, N.W.

      Washington, D.C.  20015



L     Carl D. Cutting              Vice President                  None



      William F. Daugherty         Regional Vice President         None

      1216 Highlander Way

      Mechanicsburg, PA 17055



      Guy E. Decker                Regional Vice President         None

      345 Trowbridge Lane

      Lawrenceville, GA
      300436



      Daniel J. Delianedis         Vice President                  None

      8689 Braxton Drive

      Eden Prairie, MN  55347



      James A. DePerno, Jr.        Regional Vice President         None

      91 Church Street

      East Aurora, NY 14052



L     Bruce De Priester            Vice President                  None



      Michael A. DiLella           Vice President                  None

      P. O. Box 661

      Ramsey, NJ  07446



      G. Michael Dill              Senior Vice President           None
      505 E. Main Street

      Jenks, OK  74037



      Kirk D. Dodge                Senior Vice President           None

      2627 Mission Street

      San Marino, CA  91108



      Peter J. Doran               Director, Executive Vice        None
                                   President

      100 Merrick Road, Suite
      216W

      Rockville Centre, NY
      11570



L     Michael J. Downer            Secretary                       None



      Michael J. Dullaghan         Regional Vice President         None

      1307 Sage Court

      Chesapeake, VA 23320



      Robert W. Durbin             Vice President                  None

      74 Sunny Lane

      Tiffin, OH  44883



I     Lloyd G. Edwards             Senior Vice President           None



      Timothy L. Ellis             Regional Vice President         None

      1441 Canton Mart Road,
      Suite 9

      Jackson, MS 39211



      John R. Fodor                Senior Vice President           None

      15 Latisquama Road

      Southborough, MA  01772



      Daniel B. Frick              Regional Vice President         None

      845 Western Avenue

      Glen Ellyn, IL 60137



      Clyde E. Gardner             Senior Vice President           None

      Route 2, Box 3162

      Osage Beach, MO  65065



B     Evelyn K. Glassford          Vice President                  None



      Jeffrey J. Greiner           Vice President                  None

      12210 Taylor Road

      Plain City, OH  43064



L     Paul G. Haaga, Jr.           Director                        President and Director



B     Mariellen Hamann             Assistant Vice President        None



      Derek S. Hansen              Regional Vice President         None

      13033 Ridgedale Drive,
      PMB 147
      Minnetonka, MN 55305



      David E. Harper              Senior Vice President           None

      150 Old Franklin School
      Road

      Pittstown, NJ 08867



H     Mary Pat Harris              Assistant Vice President        None



      Ronald R. Hulsey             Senior Vice President           None

      6744 Avalon

      Dallas, TX  75214



      Robert S. Irish              Vice President                  None

      1225 Vista Del Mar
      Drive

      Delray Beach, FL  33483



      Michael J. Johnston          Director                        None

      630 Fifth Avenue, 36th
      Floor

      New York, NY  10111



B     Damien M. Jordan             Vice President                  None



      John P. Keating              Regional Vice President         None

      2285 Eagle Harbor
      Parkway

      Orange Park, FL 32073



      Dorothy Klock                Vice President                  None

      555 Madison Avenue,
      29th Floor

      New York, NY 10022



H     Dianne L. Koske              Assistant Vice President



      Andrew R. LeBlanc            Regional Vice President         None

      78 Eton Road

      Garden City, NY 11530



      Arthur J. Levine             Senior Vice President           None

      12558 Highlands Place

      Fishers, IN  46038



B     Karl A. Lewis                Assistant Vice President        None



      T. Blake Liberty             Vice President                  None

      5506 East Mineral Lane

      Littleton, CO  80122



      Mark J. Lien                 Regional Vice President         None

      5570 Beechwood Terrace

      West Des Moines, IA
      50266



L     Lorin E. Liesy               Vice President                  None



      Louis K. Linquata            Regional Vice President         None

      170 South Battin

      Wichita, KS 67218



LW    Robert W. Lovelace           Director                        None



      Stephen A. Malbasa           Senior Vice President           None

      13405 Lake Shore Blvd.

      Cleveland, OH  44110



      Steven M. Markel             Senior Vice President           None

      5241 South Race Street

      Littleton, CO  80121



L     J. Clifton Massar            Director, Senior Vice           None
                                   President



L     E. Lee McClennahan           Senior Vice President           None



      James R. McCrary             Regional Vice President         None

      963 1st Street, #1

      Hermosa Beach, CA 90254



S     John V. McLaughlin           Senior Vice President           None



      Terry W. McNabb              Vice President                  None

      2002 Barrett Station
      Road

      St. Louis, MO  63131



      William E. Noe               Vice President                  None

      304 River Oaks Road

      Brentwood, TN  37027



      Peter A. Nyhus               Vice President                  None

      3084 Wilds Ridge Court

      Prior Lake, MN  55372



      Eric P. Olson                Vice President                  None

      62 Park Drive

      Glenview, IL  60025



      Jeffrey A. Olson             Regional Vice President         None

      930 S. Cowley Street,
      #305

      Spokane, WA 99202



      Gary A. Peace                Regional Vice President         None

      291 Kaanapali Drive

      Napa, CA 94558



      Samuel W. Perry              Regional Vice President         None

      4730 East Indian School
      Road

      Suite 120

      Phoenix, AZ 85018



      David K. Petzke              Regional Vice President         None

      4016 Saint Lucia Street

      Boulder, CO 80301



      Fredric Phillips             Senior Vice President           None

      175 Highland Avenue,
      4th Floor

      Needham, MA  02494



B     Candance D. Pilgrim          Assistant Vice President        None



      Carl S. Platou               Vice President                  None

      7455 80th Place, S.E.

      Mercer Island, WA
      98040



L     John O. Post                 Senior Vice President           None



S     Richard P. Prior             Vice President                  None



      Steven J. Reitman            Senior Vice President           None

      212 The Lane

      Hinsdale, IL  60521



      Brian A. Roberts             Vice President                  None

      P.O. Box 388

      Glenville, NC  28736



      George S. Ross               Senior Vice President           None

      P.O. Box 376

      Southport, ME 04576



L     Julie D. Roth                Vice President                  None



L     James F. Rothenberg          Director                        None



      Douglas F. Rowe              Vice President                  None

      414 Logan Ranch Road

      Georgetown, TX  78628



      Christopher S. Rowey         Vice President                  None

      10538 Cheviot Drive

      Los Angeles, CA  90064



      Dean B. Rydquist             Senior Vice President           None

      1080 Bay Pointe
      Crossing

      Alpharetta, GA  30005



      Richard R. Samson            Senior Vice President           None

      4604 Glencoe Avenue, #4

      Marina del Rey, CA
      90292



      Joseph D. Scarpitti          Vice President                  None

      31465 St. Andrews

      Westlake, OH  44145



      Shannon D. Schofield         Regional Vice President         None

      3078 Peachtree Drive,
      NE

      Atlanta, GA 30305



L     R. Michael Shanahan          Director                        None



      Brad W. Short                Regional Vice President         None

      1601 Seal Way

      Seal Beach, CA 90740



      David W. Short               Chairman of the Board and       None

      1000 RIDC Plaza, Suite       Co-Chief Executive Officer
      212

      Pittsburgh, PA 15238



      William P. Simon             Senior Vice President           None

      912 Castlehill Lane

      Devon, PA 19333



      Jerry L. Slater              Regional Vice President         None

      4152 42nd Avenue, NE

      Seattle, WA 98105



      Rodney G. Smith              Senior Vice President           None

      100 N. Central
      Expressway

      Suite 1214

      Richardson, TX  75080



S     Sherrie L. Snyder-Senft      Assistant Vice President        None



      Anthony L. Soave             Regional Vice President         None

      8831 Morning Mist Drive

      Clarkston, MI 48348



L     Therese L. Souiller          Assistant Vice President        None



      Nicholas D. Spadaccini       Vice President                  None

      855 Markley Woods Way

      Cincinnati, OH  45230



L     Kristen J. Spazafumo         Assistant Vice President        None



      Daniel S. Spradling          Senior Vice President           None

      181 Second Avenue

      Suite 228

      San Mateo, CA  94401



LW    Eric H. Stern                Director                        None



B     Max D. Stites                Vice President                  None



      Thomas A. Stout              Vice President                  None

      1004 Ditchley Road

      Virginia Beach, VA
      23451



      Craig R. Strauser            Vice President                  None

      3 Dover Way

      Lake Oswego, OR  97034



      Francis N. Strazzeri         Senior Vice President           None

      3021 Kensington Trace

      Tarpon Springs, FL
      34689



L     Drew W. Taylor               Assistant Vice President        None



      Gary J. Thoma                Regional Vice President         None

      604 Thelosen Drive

      Kimberly, WI 54136



L     James P. Toomey              Vice President                  None



I     Christopher E. Trede         Vice President                  None



      George F. Truesdail          Senior Vice President           None

      400 Abbotsford Court

      Charlotte, NC  28270



      Scott W. Ursin-Smith         Vice President                  None

      60 Reedland Woods Way

      Tiburon, CA  94920



      J. David Viale               Regional Vice President         None

      39 Old Course Drive

      Newport Beach, CA 92660



      Thomas E. Warren             Vice President                  None

      119 Faubel Street

      Sarasota, FL  34242



L     J. Kelly Webb                Senior Vice President,          None

                                   Treasurer and Controller



      Gregory J. Weimer            Vice President                  None

      206 Hardwood Drive

      Venetia, PA  15367



B     Timothy W. Weiss             Director                        None



      George J. Wenzel             Regional Vice President         None

      251 Barden Road

      Bloomfield, MI 48304



H     J. D. Wiedmaier              Assistant Vice President        None



SF    N. Dexter Williams           Senior Vice President           None



      Timothy J. Wilson            Vice President                  None

      113 Farmview Place

      Venetia, PA  15367



B     Laura L. Wimberly            Vice President                  None



H     Marshall D. Wingo            Director, Senior Vice           None
                                   President



L     Robert L. Winston            Director, Senior Vice           None
                                   President



      William R. Yost              Senior Vice President           None

      9320 Overlook Trail

      Eden Prairie, MN  55347



      Janet M. Young               Regional Vice President         None

      1616 Vermont

      Houston, TX  77006



      Jonathan A. Young            Regional Vice President         None

      329 Downing Drive

      Chesapeake, VA 23322



      Scott D. Zambon              Regional Vice President         None

      2887 Player Lane

      Tustin Ranch, CA  92782



L      Business Address, 333 South Hope Street, Los Angeles, CA
       90071

LW     Business Address, 11100 Santa Monica Boulevard, 15th Floor,
       Los Angeles, CA  90025

B      Business Address, 135 South State College Boulevard, Brea,
       CA  92821

S      Business Address, 3500 Wiseman Boulevard, San Antonio, TX
       78251

SF     Business Address, One Market, Steuart Tower, Suite 1800,
       San Francisco, CA 94105-1016

H      Business Address, 5300 Robin Hood Road, Norfolk, VA 23513

I      Business Address, 8332 Woodfield Crossing Blvd.,
       Indianapolis, IN 46240


 (c) None

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS

 Accounts, books and other records required by Rules 31a-1 and 31a-2 under the Investment Company Act of 1940, as amended, are maintained and held in the offices of its investment adviser, Capital Research and Management Company, 333 South Hope Street, Los Angeles, California 90071, and/or 135 South State College Boulevard, Brea, California 92821.

 Registrant's records covering shareholder accounts are maintained and kept by its transfer agent, American Funds Service Company, 135 South State College Boulevard, Brea, California 92821, 8332 Woodfield Crossing Boulevard, Indianapolis, IN 46240, 3500 Wiseman Boulevard, San Antonio, Texas 78251 and 5300 Robin Hood Road, Norfolk, VA 23513.

 Registrant's records covering portfolio transactions are maintained and kept by the fund's custodian, The Chase Manhattan Bank, One Chase Manhattan Plaza, New York, New York 10081.

ITEM 29. MANAGEMENT SERVICES

 None

ITEM 30. UNDERTAKINGS

 None


                            SIGNATURE OF REGISTRANT

 Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940 the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City and County of San Francisco, and State of California on the 8th day of March, 2001.

      AMERICAN BALANCED FUND, INC.
      By /s/ Patrick F. Quan
       Patrick F. Quan, Secretary

ATTEST:
/s/ Melem Eday
Melem Eday

 Pursuant to the requirements of the Securities Act of 1933, this amendment to its registration statement has been signed below on March _____, 2001 by the following persons in the capacities indicated.

         Signature                                            Title
(1)      Principal Executive Officer:
         /s/ Robert G. O'Donnell
         (Robert G. O'Donnell)                                Chairman of the
                                                              Board
(2)      Principal Financial Officer and Principal
         Accounting Officer:
         /s/ Dayna G. Yamabe
         (Dayna G. Yamabe)                                    Treasurer
(3)      Directors:
         Robert A. Fox*                                       Director
         /s/ Paul G. Haaga, Jr.
         Paul G. Haaga, Jr.                                   President and Director
         Roberta L. Hazard*                                   Director
         Leonade D. Jones*                                    Director
         John G. McDonald*                                    Director
         James K. Peterson *                                  Director
         /s/ James W. Ratzlaff
         (James W. Ratzlaff)                                  Director
         Henry E. Riggs*                                      Director
         Patricia K. Woolf*                                   Director

*By      /s/ Patrick F. Quan

         Patrick F. Quan, Attorney-in-Fact


 Counsel reports that the amendment does not contain disclosures that would make the amendment ineligible for effectiveness under the provisions of Rule 485(b).

      /s/ Kristine M. Nishiyama
      Kristine M. Nishiyama, Counsel